                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          PACIFIC HEALTH SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                        PACIFICARE HEALTH SYSTEMS, INC.
                             3120 LAKE CENTER DRIVE
                          SANTA ANA, CALIFORNIA 92704
                                 (714) 825-5200

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PacifiCare Health Systems, Inc. to be held at the PacifiCare Health Systems Learning and Conference Center, 3515 Harbor Blvd., Costa Mesa, California 92626
on             , 1999 at 10:00 a.m., Pacific Daylight Savings Time.

     At the Annual Meeting, you will be asked to vote upon an amended and restated certificate of incorporation of PacifiCare which, if approved, would combine and reclassify PacifiCare's voting and non-voting classes of common stock into a single class of voting common stock. The Reclassified Common Stock will have the same rights, powers and limitations as the existing Class A Common Stock. Approval of the Amended Certificate requires the affirmative vote of both the Class A Common Stock and the Class B Common Stock voting separately as a class. Please read the Proxy Statement and its exhibits for a full description of the rights, powers, limitations and characteristics of the Reclassified Common Stock.

     The reclassification of the Class A and Class B Common Stock will have no impact on the total number of issued and outstanding shares of common stock of
PacifiCare. Today, there are approximately   million shares of Class A Common
Stock and Class B Common Stock outstanding. After approval and adoption of the Amended Certificate, the same number of shares of the Reclassified Common Stock will be outstanding.

     UniHealth Foundation, PacifiCare's largest stockholder, currently owns 5,909,500 shares of Class A Common Stock or 39.8 percent of the Class A Common Stock and 285,000 shares of Class B Common Stock or 0.9 percent of the Class B Common Stock. UniHealth has agreed to vote all of its Class A Common Stock and Class B Common Stock FOR approval of the Amended Certificate, subject to certain conditions. In addition, PacifiCare has agreed, if the Amended Certificate is approved, to repurchase in installments 5,909,500 shares of the Reclassified Common Stock currently held by UniHealth as Class A Common Stock. In addition, upon approval of the Amended Certificate, PacifiCare will pay UniHealth $60 million for the transactions and agreements set forth in the Proxy Statement.

     The initial purchase of the UniHealth shares would occur on the first business day immediately following the first 30 trading days after the reclassification of the Class A and Class B Common Stock, which, if approved, is
expected to occur on                . The final repurchase is scheduled to occur
on February 15, 2001. The purchase price for the UniHealth shares will equal the average of the closing prices of Reclassified Common Stock for the 30 trading days immediately preceding the repurchase date (excluding the repurchase date itself). UniHealth, however, is not obligated to sell any UniHealth shares on any scheduled repurchase date if the purchase price is less than $75.00 per share ($70.00 per share in the case of the initial repurchase). PacifiCare is not obligated to purchase any UniHealth shares if the purchase price on any scheduled repurchase date exceeds $120.00 per share. Any shares that are not repurchased because the price is less than $75.00 per share ($70.00 per share in the case of the initial repurchase) or more than $120.00 per share, may be sold by UniHealth through the open market or through other means.

     The Special Opportunities Committee of the Board of Directors and the full Board of Directors each considered the Amended Certificate and regard the adoption of the Amended Certificate to be extremely important to PacifiCare. PacifiCare believes that the elimination of its dual classes of common stock will align the voting rights of the PacifiCare stockholders with their economic risk of ownership, increase PacifiCare's flexibility to structure acquisitions or equity financings, increase the overall liquidity of PacifiCare's common stock and eliminate the liquidity discount of the Class A Common Stock.

     At the Annual Meeting, holders of Class A Common Stock will also be asked to:

     (1) Elect four Directors of PacifiCare for three-year terms;

     (2) Approve performance objectives for, and maximum awards under the 1996 Management Incentive Compensation Plan;

     (3) Approve amendments to the 1996 Stock Option Plan for Officers and Key Employees; and

     (4) Approve the Amended and Restated 1996 Non-Officer Directors Stock Option Plan.

     The Compensation Committee approved an increase in the maximum annual award under the Management Incentive Plan from $1 million to $2 million to enable PacifiCare to attract and retain executive officers and key employees. Approval of the modifications to the Management Incentive Plan and the Employee Plan is necessary to maintain the income tax deductibility of awards granted under each of these plans. Approval of the Amended Directors Plan is necessary to retain its exemption from the short-swing trading rules under the federal securities law.

     Your Board of Directors believes that the Amended Certificate is in the best interests of PacifiCare, including its stockholders. Your Board of Directors has approved and strongly recommends that you vote:

     "FOR" the Amended Certificate;

     "FOR" the election of the four Directors;

     "FOR" the modifications to the Management Incentive Plan;

     "FOR" approval of the amendments to the Employee Plan; and

     "FOR" approval of the Amended Directors Plan.

     Attached is a Proxy Statement that provides you with a detailed description of the reasons for the Board of Directors' recommendations. It also contains a description of the Amended Certificate and the transactions with UniHealth, the biographies of the four director nominees, a description of the modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan.

     Approval and adoption of the Amended Certificate requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting separately as a class. A plurality of the shares of Class A Common Stock is required to vote for the election of the four Director nominees and the affirmative vote of a majority of the outstanding shares of Class A Common Stock present at the meeting is required to approve the modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend in person. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE.

                                          Sincerely,

                                          Alan R. Hoops
                                          Chairman and
                                          Chief Executive Officer

                        PACIFICARE HEALTH SYSTEMS, INC.
                             3120 LAKE CENTER DRIVE
                          SANTA ANA, CALIFORNIA 92704
                                 (714) 825-5200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD             , 1999

To the Stockholders of PacifiCare Health Systems, Inc.:

     The Annual Meeting of Stockholders of PacifiCare Health Systems, Inc., a Delaware corporation, will be held at the PacifiCare Health Systems Learning and Conference Center, 3515 Harbor Blvd., Costa Mesa, California 92626 on
            , 1999 at 10:00 a.m., Pacific Daylight Savings Time, to vote upon the following matters:

     (1) To approve an amended and restated certificate of incorporation of PacifiCare which, if approved, would combine and reclassify PacifiCare's two classes of common stock into a single class of common stock, each share of which will be entitled to one vote;

     (2) To elect four Directors of PacifiCare for three-year terms;

     (3) To approve performance objectives for, and maximum awards under the 1996 Management Incentive Compensation Plan;

     (4) To approve amendments to the 1996 Stock Option Plan for Officers and Key Employees;

     (5) To approve the Amended and Restated 1996 Non-Officer Directors Stock Option Plan; and

     (6) To transact other business properly coming before the meeting.

     Only the holders of Class A and Class B Common Stock of record at the close
of business on             , 1999 are entitled to vote at the Annual Meeting and
will receive a Proxy Card. Holders of PacifiCare Class A Common Stock are entitled to vote on all matters to be considered at the meeting. Holders of PacifiCare Class B Common Stock are entitled to vote only on the approval and adoption of the Amended Certificate. PacifiCare invites the holders of both the Class A Common Stock and the Class B Common Stock to attend the meeting in person.

     Your attention is directed to the accompanying Proxy Statement and Proxy Card. Whether or not you intend to be present, you are requested to COMPLETE, DATE AND SIGN THE APPROPRIATE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. Your prompt cooperation is greatly appreciated.

                                          By order of the Board of Directors

                                          Alan R. Hoops
                                          Chairman of the Board
                                          and Chief Executive Officer

Santa Ana, California
            , 1999

                         NOTICE TO PARTICIPANTS IN THE
                        PACIFICARE HEALTH SYSTEMS, INC.
                        SAVINGS AND PROFIT-SHARING PLAN

Ladies and Gentlemen:

     As a participant in the PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Plan"), you have certain voting rights in the Class A Common Stock and/or Class B Common Stock of PacifiCare Health Systems, Inc.

     At PacifiCare's Annual Meeting of Stockholders to be held at the PacifiCare Health Systems Learning and Conference Center, 3515 Harbor Blvd., Costa Mesa,
California 92626 on             , 1999 at 10:00 a.m., Pacific Daylight Savings
Time, PacifiCare's stockholders will be asked to consider and vote upon the following matters:

     (1) To approve an amended and restated certificate of incorporation of PacifiCare which, if approved, would combine and reclassify PacifiCare's two classes of common stock into a single class of common stock, each share of which will be entitled to one vote;

     (2) To elect four Directors of PacifiCare for three-year terms;

     (3) To approve performance objectives for, and maximum awards under the 1996 Management Incentive Compensation Plan;

     (4) To approve amendments to the 1996 Stock Option Plan for Officers and Key Employees;

     (5) To approve the Amended and Restated 1996 Non-Officer Directors Stock Option Plan; and

     (6) To transact other business properly coming before the meeting.

     The Proxy Statement is being mailed to Plan participants who have rights in PacifiCare's Class A Common Stock and Class B Common Stock as of the close of
business on             , 1999. Participants who have rights in the Class A
Common Stock are entitled to vote on all matters to be considered at the meeting. Participants who have rights in the Class B Common Stock are entitled to vote only on the approval and adoption of the Amended Certificate.

     Wells Fargo Bank is the trustee (the "Trustee") of the Plan and holds all shares of PacifiCare's Class A Common Stock and Class B Common Stock allocated to the Plan. The Plan requires the Trustee to solicit voting instructions from you and to vote your shares of Class A Common Stock and Class B Common Stock in accordance with your instructions. Under the Plan, you are designated as a "named fiduciary" for voting purposes and as a named fiduciary, you are entitled to instruct the Trustee as to how to vote all shares of Class A Common Stock and Class B Common Stock allocated to your Plan account.

     You should understand that by signing and returning the enclosed Voting Instruction Card, you are accepting the designation as a named fiduciary of the Plan. Accordingly, you should exercise your voting rights prudently.

CONFIDENTIAL INSTRUCTIONS

     Attached is a Proxy Statement that provides you with a detailed description of the Amended Certificate, the biographies of the four director nominees and descriptions of the modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan. For your information, as explained in the attached Proxy Statement, the Board of Directors recommends a vote:

     "FOR" the Amended Certificate;

     "FOR" the election of the four directors;

     "FOR" the modifications to the Management Incentive Plan;

     "FOR" the amendments to the Employee Plan; and

     "FOR" the Amended Directors Plan.

     However, the Trustee makes no recommendation with respect to your voting decisions. IN YOUR COMPLETE DISCRETION, YOU MAY FOLLOW PACIFICARE'S BOARD OF DIRECTORS' RECOMMENDATIONS OR YOU MAY VOTE DIFFERENTLY ON ANY OR ALL ISSUES. As provided in the Plan, your voting instructions will be kept confidential and will not be disclosed by the Trustee to any person, except as may be necessary to tabulate your voting instructions.

HOW THE VOTES ARE COUNTED

     IF THE TRUSTEE RECEIVES A VOTING INSTRUCTION CARD FROM YOU ON TIME, IT WILL VOTE THE SHARES OF CLASS A COMMON STOCK AND/OR CLASS B COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT AS YOU INSTRUCT. IF THE TRUSTEE DOES NOT RECEIVE A VOTING INSTRUCTION CARD FROM YOU ON TIME, THE TRUSTEE WILL VOTE THE SHARES OF CLASS A COMMON STOCK AND/OR CLASS B COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE OTHER PARTICIPANTS WHO PROVIDE TIMELY VOTING INSTRUCTIONS TO THE TRUSTEE. IF YOU SIGN AND TIMELY RETURN A VOTING INSTRUCTION CARD WITHOUT INDICATING A VOTE, THE TRUSTEE WILL VOTE THE SHARES OF CLASS A COMMON STOCK AND/OR CLASS B COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT IN ACCORDANCE WITH PACIFICARE'S BOARD OF DIRECTORS' RECOMMENDATIONS LISTED ABOVE.

COMPLETE YOUR VOTING

     ChaseMellon Shareholder Services has been asked to receive and tabulate your voting instructions on behalf of the Trustee. In order for your voting instructions to the Trustee to be effective, YOU MUST COMPLETE, SIGN AND DATE THE ACCOMPANYING VOTING INSTRUCTION CARD AND RETURN IT TO CHASEMELLON SHAREHOLDER SERVICES IN THE ENCLOSED PRE-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR VOTING INSTRUCTION CARD MUST BE RECEIVED NO LATER THAN THE CLOSE
OF BUSINESS ON                  , 1999. YOUR PROMPT COOPERATION IS GREATLY
APPRECIATED.

Dated:             , 1999

                                          WELLS FARGO BANK (Trustee)

                        PACIFICARE HEALTH SYSTEMS, INC.
                             3120 LAKE CENTER DRIVE
                          SANTA ANA, CALIFORNIA 92704
                                 (714) 825-5200

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                               PAGE
                                                              NUMBER
                                                              ------
Information About the Annual Meeting........................       1
Questions and Answers.......................................       1
Proposal 1 -- Approval of the Amended Certificate...........       4
Proposal 2 -- Re-Election of Directors......................      15
Company Information.........................................      15
  Nominee Biographies.......................................      15
  The Board of Directors....................................      16
  Security Ownership of Certain Beneficial Owners and
     Management.............................................      18
  Executive Officers and Directors Other Than Nominees......      21
  Executive Compensation....................................      24
  Option Grants in Last Fiscal Year.........................      28
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................      30
  Compensation of Directors.................................      31
  Report of the Compensation Committee......................      32
  Performance Graph.........................................      36
  Certain Relationships and Related Transactions............      36
  Compliance With Section 16(a) of the Securities Exchange
     Act....................................................      37
Proposal 3 -- Approval of Performance Objectives of, and
              Maximum Awards Under, the 1996 Management
              Incentive Compensation Plan...................      38
Proposal 4 -- Approval of Amendments to the 1996 Stock
              Option Plan for Executive Officers and Key
              Employees.....................................      40
Proposal 5 -- Approval of Amended and Restated 1996
Non-Officer Directors
              Stock Option Plan.............................      44
  Relationship of Certified Public Accountants..............      45
  Other Matters to Come Before the Annual Meeting...........      45
  Stockholders' Proposals...................................      45
Exhibit A -- Amended and Restated Certificate of
             Incorporation..................................     A-1
Exhibit B -- Stock Purchase Agreement.......................     B-1
Exhibit C -- Warburg Dillon Read Fairness Opinion...........     C-1
Exhibit D -- Amendments to the 1996 Stock Option Plan for
             Executive Officers and Key Employees...........     D-1
Exhibit E -- Amended and Restated 1996 Non-Officer Directors
             Stock Option Plan..............................     E-1

                              PROXY STATEMENT FOR

                       ANNUAL MEETING OF STOCKHOLDERS OF
                        PACIFICARE HEALTH SYSTEMS, INC.
                        TO BE HELD ON             , 1999

                  APPROXIMATE DATE OF MAILING PROXY STATEMENT
                           AND PROXY TO STOCKHOLDERS
                                         , 1999

PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PacifiCare(R) Health Systems, Inc. of proxies for the
Annual Meeting of Stockholders to be held on             , 1999.

     This Proxy Statement is being mailed to the holders of PacifiCare's Class A (Voting) Common Stock, par value $0.01 per share, and the Class B (Non-Voting) Common Stock, par value $0.01 per share. The Class A Common Stock together with the Class B Common Stock shall be referred to as the "Common Stock." Only the holders of Class A Common Stock and Class B Common Stock of record at the close
of business on          , 1999, are entitled to vote at the meeting.

     It is important that your shares of Common Stock be represented at the Annual Meeting whether or not you plan to attend. Accordingly, you are asked to sign, date and return the appropriate Proxy Card to ensure that your shares of Class A Common Stock and/or Class B Common Stock are voted. Shares cannot be voted at the meeting unless the stockholder is represented by proxy or is present in person. The shares of Class A Common Stock and/or Class B Common Stock represented by the proxy will be voted in accordance with the specifications or other indications set forth on the Proxy Card.

     The following question-and-answer format presents important information regarding the Annual Meeting and the Proxy Statement.

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving a Proxy Statement and Proxy Card from us because you own shares of PacifiCare's Common Stock. This Proxy Statement describes issues on which we would like holders of the Class A Common Stock and Class B Common Stock to vote and provides you with information on these issues so that you can make an informed decision.

     When a stockholder signs the Proxy Card, Alan R. Hoops and Terry O. Hartshorn are appointed as representatives of the Class A Stockholder and Class B Stockholder at the meeting. At the meeting, Mr. Hoops and Mr. Hartshorn will vote the Class A Common Stock and/or Class B Common Stock as instructed on the Proxy Card. This way your shares of Class A Common Stock and/or Class B Common Stock will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your Proxy Card in advance of the meeting just in case your plans change.

     If an issue comes up for vote at the meeting that is not on the Proxy Card, Mr. Hoops and Mr. Hartshorn will vote the shares of Class A Common Stock and/or Class B Common Stock, under your proxy, in accordance with their best judgment.

Q: WHAT IS THE CLASS A COMMON STOCK VOTING ON?

A: The Class A Common Stockholders are being asked to:

     (1) Approve an amended and restated certificate of incorporation of PacifiCare which, if approved, would combine and reclassify PacifiCare's two classes of common stock into a single class of common stock, each share of which will be entitled to one vote (the "Reclassification"). If the

         Amended Certificate is approved each outstanding share of Class A Common Stock and each outstanding share of Class B Common Stock will be reclassified as one share of voting common stock without any action by the holder;

     (2) Vote for the election of four directors for three-year terms;

     (3) Approve the performance objectives for, and the maximum award granted under the 1996 Management Incentive Corporation Plan (the "Management Incentive Plan");

     (4) Approve amendments to the 1996 Stock Option Plan for Officers and Key Employees (the "Employee Plan"); and

     (5) Approve the Amended and Restated 1996 Non-Officer Directors Stock Option Plan (the "Amended Directors Plan").

     More information on the Reclassification, the Amended Certificate, the nominees for election to our Board, the proposed modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan is contained in other sections of this Proxy Statement.

Q: WHAT IS THE CLASS B COMMON STOCK VOTING ON?

A: The Class B Stockholders are being asked to approve and adopt the Amended Certificate.

Q: WHO IS ENTITLED TO VOTE?

A: Only holders of the Class A Common Stock and Class B Common Stock who owned
their shares of stock as of             , 1999 are entitled to vote at the
meeting. On             , there were           shares of Class A Common Stock
issued and outstanding and entitled to vote and           shares of Class B
Common Stock issued and outstanding and entitled to vote. Holders of both Class A Common Stock and Class B Common Stock are entitled to, and welcomed to, attend the Annual Meeting.

Q: HOW DO THE STOCKHOLDERS VOTE THEIR SHARES?

A: They may vote by mail. Stockholders do this by signing their Proxy Card and mailing it in the enclosed, prepaid and addressed envelope. If voting instructions are marked on the Proxy Card, the shares will be voted as instructed.

     If a Class A Common Stockholder returns a signed Proxy Card but does not provide voting instructions, the shares will be voted:

     FOR the Amended Certificate;

     FOR the four named nominees;

     FOR the proposed modifications to the Management Incentive Plan;

     FOR the amendments to the Employee Plan; and

     FOR the Amended Directors Plan.

     If a Class B Common Stockholder returns a signed Proxy Card but does not provide voting instructions, the shares will be voted FOR the Amended Certificate.

     You may vote your shares in person at the Meeting. We will pass out written ballots to anyone who wants to, and is entitled to, vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

     WE ENCOURAGE YOU TO EXAMINE YOUR PROXY CARD CLOSELY TO MAKE SURE YOU ARE VOTING ALL OF YOUR SHARES IN PACIFICARE.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: If you own shares of both the Class A Common Stock and the Class B Common Stock, you will receive two Proxy Cards: one for the shares of Class A Common Stock held by you, the other for the shares of Class B Common Stock held by you. Since the Class A Common Stock will vote on all matters being presented to PacifiCare's stockholders and the Class B Common Stock will vote only on the Amended Certificate, separate Proxy Cards have been prepared that contain the items to be considered and voted upon by each class of Common Stock.

     If you receive two Proxy Cards and only own shares of one class of PacifiCare's Common Stock, it means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all Proxy Cards to ensure that all your shares are voted.

     For better customer service, we recommend consolidation of as many transfer agent or brokerage accounts as possible under the same name and address.

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing another proxy with a later date or time or by voting at the meeting.

Q: WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If shares are held in street name, the brokerage firm, under certain circumstances, may vote the shares.

     Brokerage firms have authority under certain circumstances to vote customers' unvoted shares on "routine" matters, including election of directors. If you do not vote your proxy, the brokerage firm may either vote the shares on routine matters or leave the shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. If a majority of the outstanding shares is required for approval, the non-vote of these shares will have the same effect as a vote against. Approval of the Amended Certificate is not a routine matter; therefore, SHARES NOT VOTED WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THIS PROPOSAL.

     We encourage you to provide instructions to brokerage firms by voting their proxy. This ensures the shares will be voted at the meeting.

     YOU MAY HAVE GRANTED TO YOUR STOCKBROKER DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT. YOUR STOCKBROKER MAY BE ABLE TO VOTE YOUR SHARES DEPENDING ON THE TERMS OF THE AGREEMENT YOU HAVE WITH YOUR STOCKBROKER.

Q: HOW DO I VOTE MY PROFIT-SHARING PLAN SHARES?

A: You will receive separate Voting Instruction Cards for the shares of Class A Common Stock and Class B Common Stock allocated to you under the PacifiCare Profit-Sharing Plan. By completing the appropriate Voting Instruction Card, you provide voting instructions to Wells Fargo, the Plan's Trustee, for the shares of Class A Common Stock and/or Class B Common Stock you hold through the Profit-Sharing Plan.

     If the Trustee does not receive voting instructions from you, the Trustee may vote the shares of Class A Common Stock and/or Class B Common Stock allocated to you under PacifiCare's Savings and Profit-Sharing Plan in the same proportion as the shares voted by all other Profit-Sharing Plan participants. If the Trustee receives a signed but not voted Voting Instruction Card, the Trustee will vote the shares of Class A Common Stock and Class B Common Stock according to the Board's recommendations.

Q: HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

A: Shares are counted as present at the meeting if the stockholder is either present and votes in person at the meeting, or has properly submitted a Proxy Card. A majority of PacifiCare's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum.

Q: HOW ARE VOTES COUNTED?

A: You may vote "for," "against" or "withheld" for all the nominees to PacifiCare's Board of Directors. You may vote "for," "against," or "abstain" on the Amended Certificate, the modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan. If you abstain from voting on the Amended Certificate, the modifications to the Management Incentive Plan, the amendment to the Employee Plan or the Amended Directors Plan, it has the same effect as a vote against. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote FOR the Amended Certificate, FOR each director, FOR the modifications to the Management Incentive Plan, FOR the amendment to the Employee Plan and FOR the Amended Directors Plan.

     Voting results are tabulated and certified by our transfer agent, ChaseMellon Shareholder Services.

Q: HOW MANY VOTES MUST BE CAST IN FAVOR OF THE AMENDED CERTIFICATE IN ORDER FOR IT TO BE APPROVED AND ADOPTED?

A: The Amended Certificate requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting separately as a class.

Q: HOW MANY AFFIRMATIVE VOTES MUST THE NOMINEES RECEIVE IN ORDER TO BE ELECTED?

A: The four nominees receiving the highest number of "For" votes will be elected as directors. This number is called a plurality and may be less than a majority of votes.

Q: WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

A: The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees.

Q: HOW MANY AFFIRMATIVE VOTES MUST THE MODIFICATIONS TO THE MANAGEMENT INCENTIVE PLAN, THE AMENDMENT TO THE EMPLOYEE PLAN AND THE AMENDED DIRECTORS PLAN RECEIVE IN ORDER TO PASS?

A: The modifications to the Management Incentive Plan, the amendments to the Employee Plan and the Amended Directors Plan must each receive a "For" vote of a majority of the shares of Class A Common Stock present at the meeting to pass.

Q: WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on the Form 10-Q that immediately follows the Annual Meeting. We will file that report with the Securities and Exchange Commission, and you can get a copy by contacting our Investor Relations Department at (714) 825-5491 or the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at WWW.SEC.GOV.

                      APPROVAL OF THE AMENDED CERTIFICATE
                           (ITEM 1 ON THE PROXY CARD)

THE AMENDED CERTIFICATE

     The Board of Directors of PacifiCare has determined that it is in the best interests of PacifiCare and its stockholders to amend and restate, subject to certain conditions as more fully explained herein, PacifiCare's Certificate of Incorporation to effect the combination and reclassification of its two classes of common stock into a single class of common stock with each share having one vote (the "Reclassified Common Stock"), and recommends the approval of PacifiCare's amended and restated certificate of incorporation (the "Amended Certificate"). The following is a summary of the material provisions of the Amended Certificate and its various provisions; it should, however, be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Amended Certificate which is attached hereto as Exhibit A.

     At the Annual Meeting, the stockholders of PacifiCare are being asked to consider and act upon a proposal to approve the Amended Certificate which would:
(i) combine and reclassify PacifiCare's two classes of common stock into a single class of common stock with each share being entitled to one vote; and
(ii) establish the rights, powers and limitations of the Reclassified Common Stock. If the Amended Certificate is approved, each outstanding share of PacifiCare Class A and Class B Common Stock will be changed, reclassified and converted without any action on the part of the holder into one share of Reclassified Common Stock. The Reclassified Common Stock will trade on the Nasdaq National Market System under the symbol PHSY.

     Approval of a majority of the outstanding Class A and Class B Common Stock, voting separately as a class, is required to approve the Amended Certificate under both Delaware law and PacifiCare's Certificate of Incorporation.

     If the stockholders approve the Amended Certificate, the Board of Directors intends to file the Amended Certificate with the Secretary of State of the State of Delaware as soon as practicable following approval. The Amended Certificate will be effective immediately upon acceptance of filing by the Secretary of State of the State of Delaware. Although the Board of Directors presently intends to file the Amended Certificate if it is approved by stockholders, the resolution of the stockholders will reserve the right of the Board of Directors to abandon the Amended Certificate and not file such Amended Certificate even if the Amended Certificate is approved by stockholders. Although the Board of Directors does not currently anticipate exercising its right to abandon the Amended Certificate nor does it contemplate any specific events that would trigger the abandonment of the Amended Certificate, the Board will defer or abandon the Amended Certificate, if in its business judgment, adverse market conditions, general economic conditions or other developments affecting PacifiCare are such as to make the combination and reclassification of the Class A and Class B Common Stock and the filing of the Amended Certificate no longer in the best interests of PacifiCare or its stockholders.

     Upon approval of the Amended Certificate, the relative voting power of PacifiCare's stockholders will change as will the relative voting power of UniHealth Foundation, PacifiCare's largest stockholder. UniHealth Foundation currently owns 5,909,500 shares of Class A Common Stock or 39.8 percent of the Class A Common Stock and 285,000 shares of the Class B Common Stock or 0.9 percent of the Class B Common Stock. If the Amended Certificate is approved, UniHealth Foundation will own 6,194,500 shares of Reclassified Common Stock or
13.5 percent of the Reclassified Common Stock. This ownership level will be reduced as PacifiCare commences the repurchase of UniHealth Foundation's shares of Reclassified Common Stock. See "Repurchase of UniHealth Shares."

DESCRIPTION OF THE RECLASSIFIED COMMON STOCK

     The rights, powers and limitations of the Reclassified Common Stock are set forth in full in Article FOUR of the Amended Certificate. The Amended Certificate is set forth as Exhibit A to this Proxy Statement and is incorporated herein by reference. The Amended Certificate eliminates the Class B Common Stock and combines, reclassifies and converts the Class B Common Stock with the Class A Common Stock to create one class of common stock, with each share entitled to one vote. The Reclassified Common Stock will have the same rights, preferences and privileges as the Class A Common Stock.

     Voting. Upon approval of the Amended Certificate, each share of the Reclassified Common Stock will have one (1) vote and holders of the Reclassified Common Stock will be entitled to vote for the election of directors and all other matters requiring stockholder approval. Under PacifiCare's Certificate of Incorporation as now in effect, the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote is required (i) to amend the Certificate; (ii) to authorize additional shares of Class A

Common Stock; (iii) to approve any merger or consolidation of PacifiCare with or into any other corporation; and (iv) to approve the dissolution of PacifiCare. Currently, the holders of Class A Common Stock elect the entire board of directors and may increase or decrease the number of authorized shares of Class B Common Stock (but not below the number of shares then outstanding). In addition, the Certificate and Delaware General Corporation Law provides the Class B Common Stock with limited voting rights. The holders of Class B Common Stock are entitled to vote as a class on: (i) any merger or consolidation of PacifiCare which involves an amendment to PacifiCare's Certificate of Incorporation and which would have an adverse effect on the rights of the Class B Common Stock; or (ii) on proposals to change the par value of the Class B Common Stock or to alter or change the powers, preferences or special rights of the shares of Class B Common Stock, which may affect the Class B Common Stockholders adversely.

     Dividends and Other Distributions. Holders of the Reclassified Common Stock will be entitled to equal per share cash dividends and dividends paid in stock or property of PacifiCare, when, as and if such dividends may be declared by the Board of Directors and paid out of legally available assets.

     Preemptive Rights. The Reclassified Common Stock will not carry any preemptive rights enabling a holder to subscribe for, or receive shares of any class of stock of PacifiCare or any other securities convertible into shares of any class of stock of PacifiCare.

     Authorized Reclassified Common Stock. The total number of shares of Reclassified Common Stock authorized for issuance will not change if the Amended Certificate is approved. PacifiCare's Certificate of Incorporation presently authorizes the issuance of up to 100,000,000 shares of Class A Common Stock and up to 100,000,000 shares of Class B Common Stock. The Amended Certificate would authorize PacifiCare to issue up to 200,000,000 shares of Reclassified Common Stock. Following the filing of the Amended Certificate, approximately 45,679,000 shares of Reclassified Common Stock would be issued and outstanding. Approximately 154,321,000 shares of Reclassified Common Stock would therefore be available for issuance from time to time for any proper corporate purpose, including stock splits, stock dividends, acquisitions, stock option plans and funding of employee benefit plans.

CERTAIN EFFECTS OF THE AMENDED CERTIFICATE

     Effect on Stock Certificates. Stockholders should retain all certificates that represent the Class A and Class B Common Stock since pursuant to the Amended Certificate, such certificates will represent shares of the Reclassified Common Stock immediately upon the effectiveness of the Amended Certificate without any further action on the part of the holder or PacifiCare. As soon as practicable after the Amended Certificate is approved (the "Effective Time"), we will mail to each holder of record of Class A Common Stock and Class B Common Stock a letter of transmittal to be used in forwarding certificates evidencing such shares for surrender and exchange for certificates evidencing the shares of Reclassified Common Stock to which the holder has been entitled. After receipt of the applicable transmittal form, each holder of certificates formerly representing shares of Class A Common Stock or Class B Common Stock should surrender such certificates to ChaseMellon Shareholder Services, the Transfer Agent for the Reclassified Common Stock, together with a properly completed and duly executed transmittal form and such documents as may reasonably be required by the Transfer Agent. Each holder will receive in exchange therefor certificates evidencing the shares of Reclassified Common Stock to which such holder is entitled. The transmittal forms will be accompanied by instructions specifying other details of the exchange. If, following the filing of the Amended Certificate, a valid certificate previously representing any of shares of Class A Common Stock or Class B Common Stock is presented to the Transfer Agent or to PacifiCare, the stock certificate will be canceled and exchanged as provided above.

     Stock Option Plans. At the Effective Date, each outstanding option to purchase shares of PacifiCare Class A Common Stock and Class B Common Stock (a "PacifiCare Option") under any of PacifiCare's stock options plans shall be converted into options to purchase shares of Reclassified Common Stock. PacifiCare shall issue in substitution therefor an option to purchase Reclassified Common Stock (a "Substitute Option"). The exercise price and the number of shares of Reclassified Common Stock, as the case may be, subject to each Substitute Option shall be identical to the exercise price and the number of shares of Class A Common

Stock and Class B Common Stock subject to the PacifiCare Option that such Substitute Option replaces. Each Substitute Option shall be subject to substantially all of the terms and conditions of the PacifiCare Option it replaces.

     Material Tax Consequences. Stockholders of PacifiCare will not recognize gain or loss upon the exchange of their shares of Class A Common Stock or Class B Common Stock for shares of Reclassified Common Stock. The aggregate tax basis of the shares of Reclassified Common Stock received in exchange for Class A Common Stock or Class B Common Stock, as applicable, will be the same as the aggregate tax basis of the shares of Class A Common Stock and/or Class B Common Stock. The holding period for the shares of Reclassified Common Stock will include the holding period of the shares of Class A Common Stock and/or Class B Common Stock.

     Trading Market. Currently, the shares of Class A Common Stock and Class B Common Stock are traded separately on the Nasdaq National Market. Following the filing of the Amended Certificate, the Reclassified Common Stock will trade as a
single class on the Nasdaq National Market under the symbol PHSY. Since      ,
the average daily trading volume in the Class A Common Stock has been
                    . The average daily trading volume for the Class B Common
Stock has been                     . Although one of the reasons underlying
PacifiCare's desire for a single class of common stock is increasing the liquidity and trading efficiency of PacifiCare's Common Stock, PacifiCare cannot assure that the liquidity and trading efficiency of the Reclassified Common Stock will increase as a result of the combination of the two classes.

     Effect on Market Price. The market price of shares of Reclassified Common Stock following the combination of the two classes will depend on many factors, including, among others, the future performance of PacifiCare, general market conditions and conditions relating to companies in industries similar to that of PacifiCare. Accordingly, PacifiCare cannot predict the prices at which the Reclassified Common Stock will trade following the adoption of the Amended Certificate, just as PacifiCare could not predict the price at which the Class A
Common Stock and Class B Common Stock trade. On                          , 1999,
the closing price of the Class A Common Stock and the Class B Common Stock was
$     per share and $     per share, respectively, as reported on the Nasdaq
National Market System.

     Securities Act of 1933. The combination, reclassification and conversion of the Class A and Class B Common Stock into the Reclassified Common Stock is being made pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933. Shares of Reclassified Common Stock held immediately upon effectiveness of the Amended Certificate, other than any such shares held by affiliates of PacifiCare within the meaning of the Securities Act and other than shares received in respect of unregistered shares, may be offered for sale and sold in the same manner as the existing Common Stock without registration under the Securities Act. Affiliates of PacifiCare, including UniHealth, and holders of unregistered shares, will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

REPURCHASE OF UNIHEALTH SHARES

     In 1998, UniHealth Foundation ("UniHealth"), PacifiCare's largest stockholder, converted to a charitable foundation under the Internal Revenue Code. As a result of UniHealth's new status, UniHealth determined that it was in its best interest to diversify its holdings and reduce the number of shares of PacifiCare Common Stock it owns. In December 1998, PacifiCare and UniHealth initiated discussions about a possible repurchase by PacifiCare of UniHealth's shares. UniHealth currently owns 5,909,500 shares of Class A Common Stock, or
39.8 percent of PacifiCare's Class A Common Stock, and 285,000 shares of Class B Common Stock, or 0.9 percent of PacifiCare's Class B Common Stock. After extensive negotiations that were directed by the Special Opportunities Committee of PacifiCare (with the UniHealth designee not participating), PacifiCare and UniHealth entered into a Stock Purchase Agreement. In the Stock Purchase Agreement, UniHealth has agreed to vote in favor of the Amended Certificate, subject to certain conditions, and PacifiCare has agreed to repurchase, and UniHealth has agreed to sell, 5,909,500 shares of Reclassified Common Stock held by UniHealth (the "UniHealth Shares"). The UniHealth Shares will be repurchased in installments during a period beginning 30 trading days after the filing of the Amended Certificate and ending in February 2001 if the Amended Certificate is approved. In consideration of the covenants and agreements of UniHealth set forth in the Stock Purchase Agreement, PacifiCare has agreed to pay UniHealth $60 million in cash (the "UniHealth Payment") upon approval of the Amended Certificate. The full text of the Stock Purchase Agreement is set forth as Exhibit B to this Proxy Statement and incorporated herein. The following is a summary of the material provisions of the Stock Purchase Agreement. This summary should, however, be read in conjunction with, and is qualified in its entirety by reference to Exhibit B.

STOCK PURCHASE AGREEMENT

     Repurchase of UniHealth Shares. Subject to approval of the Amended Certificate, beginning on or about August 15, 1999 and ending on February 20, 2001, PacifiCare will repurchase the UniHealth Shares on the following dates (each a "Repurchase Date") and in the following installments:

August 15,1999..............................................  1,000,000 shares
November 15, 1999...........................................  1,000,000 shares
February 15, 2000...........................................    750,000 shares
May 15, 2000................................................    750,000 shares
August 15, 2000.............................................    750,000 shares
November 15, 2000...........................................    750,000 shares
February 15, 2001...........................................    909,500 shares

     The purchase price (the "Purchase Price") for the UniHealth Shares on any Repurchase Date shall equal the average of the closing sales prices of one share of Reclassified Common Stock as quoted on the Nasdaq National Market for the 30 trading days immediately preceding the Repurchase Date (not including the Repurchase Date) (the "Price Date"). If the Purchase Price on any Repurchase Date is less than $75.00 per share ($70.00 per share in the case of the first installment), UniHealth may elect during the 10-days following the Repurchase Date to sell the subject shares to PacifiCare for less than the $75.00 per share ($70.00 per share in the case of the first installment) and PacifiCare may elect to pay $75.00 per share ($70.00 per share in the case of the first installment). If the Purchase Price is more than $120.00 per share, PacifiCare may elect during the 10 days immediately after the Price Date not to repurchase the subject shares. If PacifiCare does not repurchase the shares during the 10 day period, then the shares are no longer subject to the Stock Purchase Agreement and UniHealth may resell the shares by any means, including open market transactions. Prior to selling such shares, UniHealth is required to first give PacifiCare 10 days notice of its intention to sell and the opportunity to repurchase such shares during such 10-day period at the price equal to the same price as the proposed sale (which, if an open market transaction, shall be deemed to be the average of the closing prices of the Reclassified Common Stock as quoted on the Nasdaq National Market for the 10 trading days immediately preceding the notice). PacifiCare has agreed to file a shelf registration statement covering the UniHealth Shares following the approval of the Amended Certificate to enable UniHealth to resell in open market transactions or by other means any shares that are released from the Stock Purchase Agreement.

     Stockholder approval of the Stock Purchase Agreement is not required by Delaware law and is not being solicited by this Proxy Statement. The repurchase of the UniHealth Shares is specifically conditioned on approval of the Amended Certificate by PacifiCare's stockholders and the filing of the Amended Certificate with the Secretary of State of the State of Delaware.

     Agreement to Vote. Pursuant to the Stock Purchase Agreement, UniHealth has agreed to vote all of its Class A Common Stock (approximately 39.8 percent of the outstanding shares of Class A Common Stock) and all of its Class B Common Stock (approximately 0.9 percent of the outstanding shares of Class B Common Stock) in favor of adoption and approval of the Amended Certificate and has delivered to PacifiCare an irrevocable proxy (the "UniHealth Proxy") with respect to those shares. The voting agreement and proxy are subject to the following conditions: (i) that immediately prior to the stockholders' meeting no other conditions on the obligation of PacifiCare to file the Amended Certificate and pay UniHealth the $60 million payment exist other than stockholder approval of the Amended Certificate; and (ii) there are no hearings scheduled by any court of competent jurisdiction or any governmental authority seeking any temporary restraining order, injunction or other relief to restrain, enjoin or otherwise prohibit the holding of the stockholders meeting, the consideration of the Amended Certificate or any other aspect of the transactions with UniHealth. If the conditions are not satisfied, then UniHealth's proxy is automatically revoked and UniHealth may vote for or against the Amended Certificate. If either condition is not satisfied and UniHealth indicates that it is not prepared to vote in favor of the Amended Certificate, then PacifiCare would probably postpone the stockholders meeting until the matters causing the failure of the conditions were resolved. In addition, UniHealth has agreed to vote at the Annual Meeting or at any other meeting of PacifiCare stockholders against:

          (a) any proposal or transaction which could prevent or delay the consummation of the Transaction (as defined below);

          (b) any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of PacifiCare in the Stock Purchase Agreement; provided that PacifiCare advises UniHealth prior to the vote, that it believes that such action or agreement would have such an effect and the basis for such belief;

          (c) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving PacifiCare or any of significant subsidiary of PacifiCare;

          (d) any sale, lease or transfer of all or substantially all of the assets of PacifiCare or any significant subsidiary of PacifiCare;

          (e) any reorganization, recapitalization, dissolution or liquidation of PacifiCare or any significant subsidiary of PacifiCare other than the Reclassification and the Amended Certificate;

          (f) any change in a majority of the Board of Directors; or

          (g) any other action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage, or adversely affect the contemplated benefits to PacifiCare and its stockholders of the Transaction (as defined below) provided that PacifiCare advises UniHealth prior to the vote, that PacifiCare believes that such action or agreement would have such an effect and the basis for its belief.

     Payment to UniHealth. In consideration of UniHealth's covenants and agreements in the Stock Purchase Agreement, including, the agreement to sell the UniHealth Shares to PacifiCare in accordance with the terms of the agreement, its standstill agreements, the voting agreement and the confidentiality agreement, PacifiCare will pay UniHealth $60 million on the date the Amended Certificate is approved by PacifiCare's stockholders. The Amended Certificate and the transactions and agreements with UniHealth set forth in the Stock Purchase Agreement are collectively referred to herein as the "Transaction."

     No Negotiation and Standstill. Pursuant to the Stock Purchase Agreement, UniHealth has agreed not to purchase or sell any shares of Class A Common Stock, or Reclassified Common Stock (other than the 285,000 shares received upon conversion and reclassification of the Class B Common Stock ("Old UniHealth Class B Shares") until February 15, 2001 unless the Amended Certificate is not approved or if UniHealth withholds shares or PacifiCare waives an installment, then UniHealth may sell such shares at any time in open market transactions or otherwise as described above.

     During the period from May 4, 1999, the date of the Stock Purchase Agreement, until the termination of the Stock Purchase Agreement (the "Pre-Final Closing Period"), except with respect to a Sale Transaction (as defined below) of any Common Stock released from purchase or the Old UniHealth Class B Shares, neither UniHealth nor any of its representatives shall directly or indirectly:

          (a) solicit or encourage the initiation of any inquiry, proposal or offer from any person relating to a possible Sale Transaction;

          (b) participate in any discussions or negotiations or enter into any agreement with, or provide any information to, any person relating to or in connection with a possible Sale Transaction;

          (c) consider, entertain or accept any proposal or offer from any person relating to a possible Sale Transaction;

          (d) engage in any Sale Transaction;

          (e) make, effect, initiate, cause or participate in (i) any acquisition of beneficial ownership of any securities of PacifiCare or any securities of any subsidiary or other affiliate of PacifiCare, (ii) any acquisition of any assets of PacifiCare or any assets of any subsidiary or other affiliate of PacifiCare, (iii) except for the Reclassification and except as expressly authorized, any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving PacifiCare or any subsidiary or other affiliate of PacifiCare, or involving any securities or assets of PacifiCare or any securities or assets of any subsidiary or other affiliate of PacifiCare, or (iv) any "solicitation" of "proxies" (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of PacifiCare;

          (f) form, join or participate in a "group" (as defined in the Securities Exchange Act of 1934 and the rules promulgated thereunder (the "Exchange Act")) with respect to the beneficial ownership of any securities of PacifiCare;

          (g) act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of PacifiCare;

          (h) take any action that might require PacifiCare to make a public announcement regarding any of the types of matters set forth in clause "(e)" above;

          (i) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clause "(e)", "(f)", "(g)" or "(h)" above;

          (j) assist, induce or encourage any other person, entity or group to take any action of the type referred to in clause "(e)", "(f)", "(g)" "(h)" or "(i)" above;

          (k) enter into any discussions, negotiations, arrangement or agreement with any other person, entity or group relating to any of the foregoing; or

          (l) request or propose that PacifiCare or any of PacifiCare's representatives amend, waive or consider the amendment or waiver of any provision set forth above.

     For purpose of the Stock Purchase Agreement, "Sale Transaction" is defined as any transaction involving the sale, disposition, acquisition, transfer, or "short sale" of, or grant of an option to purchase, shares of Reclassified Common Stock beneficially owned by UniHealth or any hedging or similar transaction with the same economic effect as a sale of any or all of UniHealth's shares of Reclassified Common Stock.

     No Proxy or Voting Agreement. UniHealth shall not, without the prior written consent of PacifiCare, directly or indirectly, grant any proxies (other than the UniHealth Proxy and any proxies solicited by the Board of Directors of PacifiCare with respect to stockholders meetings, including the Annual Meeting) or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the UniHealth Shares until termination of the agreement.

     Termination of Board Rights. Following approval of the Amended Certificate, PacifiCare shall have no obligation to nominate and UniHealth shall not take any action (including the submission of any nomination to the Governance and Nominating Committee of PacifiCare's Board of Directors) to have nominated any of Bradley C. Call, David R. Carpenter, Gary L. Leary or Jean Bixby Smith for reelection to PacifiCare's Board of Directors following expiration of his or her current term.

     Support for Rights Plan. UniHealth will support the adoption of an appropriate stockholder rights plan promptly following approval of the Amended Certificate by the PacifiCare stockholders. In addition, UniHealth has agreed not to take or support any action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the adoption, implementation or enforcement of a rights plan.

     Change in Control. If PacifiCare enters into a definitive agreement for a change of control of PacifiCare during the term of the Stock Purchase Agreement, UniHealth does not have to sell any of its shares to PacifiCare while the transaction is pending. A change of control is defined as the sale of substantially all of the assets of PacifiCare or any transaction or series of transactions that if consummated will result in any person or group acquiring beneficial ownership of more than 40 percent of the total outstanding voting power of PacifiCare. Upon closing of the change in control transaction, UniHealth shall be entitled to receive the same consideration as is received by the other holders of Reclassified Common Stock for the UniHealth Shares it then owns. In addition, if PacifiCare repurchases any UniHealth Shares during the 90 days prior to the date of the first public announcement of the proposed change in control transaction or the first public announcement of an offer that leads to a change in control transaction ("Pre-Announcement Period"), then, upon the closing of the change in control transaction, PacifiCare shall pay UniHealth a cash amount equal to the positive difference, if any, between (1) the aggregate consideration payable in the change in control transaction for the number of UniHealth Shares purchased under the Stock Purchase Agreement during the Pre-Announcement Period ("Subject Shares") and (2) the aggregate purchase price of the Subject Shares. The Stock Purchase Agreement specifies the methods to be used in valuing any non-cash consideration. If the definitive agreement for the change of control transaction is terminated without closing, then any UniHealth Shares that are not repurchased during the period from the execution of the definitive agreement for the change in control transaction and the termination date shall be added pro rata to all remaining UniHealth Shares.

     Registration Rights. PacifiCare has agreed to register for resale all of the UniHealth Shares in a shelf registration following the approval of the Amended Certificate and to reasonably support an underwritten secondary offering for the sale of such shares after February 15, 2001.

     Termination of Stock Purchase Agreement. The Stock Purchase Agreement will terminate automatically if the Amended Certificate is not approved by September 30, 1999. Either party may terminate the Stock Purchase Agreement if the conditions to closing on any Repurchase Date are not satisfied within 45 days after the scheduled repurchase date.

     Credit Agreement. PacifiCare's credit facility currently limits total stock repurchases to $500 million. As of March 31, 1999, PacifiCare had repurchased $45 million of its common stock through open market repurchases. Under the repurchase plan approved by the Board, PacifiCare may purchase up to 10 percent of its outstanding common stock in addition to the UniHealth Shares. Depending on the repurchase prices of the UniHealth Shares and other open market repurchases of common stock, PacifiCare may need to seek an amendment under its credit facility in 2000 or 2001. If an amendment cannot be obtained, PacifiCare would be required to negotiate a new facility.

     Attorney General of the State of California. The Attorney General of the State of California, who has jurisdiction to intervene in the sale of assets by UniHealth, has requested that UniHealth provide the Attorney General with an additional opinion reviewing the fairness of the transactions, from a financial point of view, to UniHealth. The Attorney General is also reviewing the original fairness opinion delivered by UniHealth's financial advisors to its Board of Directors and has requested the materials supporting that opinion.

BACKGROUND OF THE AMENDED CERTIFICATE AND REPURCHASE OF UNIHEALTH'S SHARES

     In December 1998, UniHealth and PacifiCare initiated discussions about a possible repurchase by PacifiCare of UniHealth shares. UniHealth indicated that because of its change in status from an active health care company to a charitable foundation, its board of directors believed that it was in UniHealth's best interest to diversify its holdings and reduce its ownership interest in PacifiCare. The UniHealth designee to the PacifiCare Board of Directors who serves on the Special Opportunities Committee, David R. Carpenter, recused himself from participation in any of the Special Opportunities Committee meetings relating to this issue.

     The Special Opportunities Committee's charter is to consider strategic transactions for PacifiCare. Since its formation, the committee has explored with financial advisors various strategic alternatives available to PacifiCare for enhancing its stockholders' value.

     The Special Opportunities Committee retained Warburg Dillon Read (who has previously advised the committee) to serve as its financial advisor with respect to a potential transaction with UniHealth and began exploring a potential transaction with its professional advisors and PacifiCare's senior executives. The committee's objectives for the transaction were eliminating the dual class structure and preventing a disorderly disposition of UniHealth's shares in a transaction that would be accretive to earnings and benefit all of PacifiCare's stockholders. On January 8, 1999, Warburg Dillon Read made a presentation to the committee regarding: (1) its analysis of the benefits of the elimination of the dual class structure; (2) an accretion analysis of a repurchase of UniHealth shares in comparison to alternative uses of PacifiCare's free cash; and (3) an analysis of premiums paid in connection with comparable transactions and issuer tender offers. The committee discussed alternatives to the repurchase of UniHealth shares including the impact of UniHealth selling the shares through the open market or in block transactions that were not managed through PacifiCare. The committee also considered whether UniHealth would vote in favor of the elimination of the dual class structure without securing the repurchase of its stock and the payment of a premium.

     After meetings with its financial advisors and professionals and discussions with representatives of UniHealth, the Special Opportunities Committee authorized and supervised the preparation of an initial term sheet to be sent to UniHealth to begin the negotiations. During the period from January through the end of March, PacifiCare and UniHealth negotiated the terms of the Amended Certificate, the stock repurchase and other aspects of the Transaction. Throughout the negotiation process, the Special Opportunities Committee held meetings, consulted with its financial advisor and other professionals and approved changes offered to basic terms.

     In March 1999, PacifiCare, with the assistance of counsel, prepared and began negotiating a definitive Stock Purchase Agreement, proxy, registration rights agreement and confidentiality agreement with UniHealth. The negotiations of those agreements were completed on April 30, 1999.

     On April 22, 1999, the Special Opportunities Committee held a meeting to review the status of the transaction and make its recommendation to the full Board of Directors regarding the Amended Certificate and the transactions with UniHealth as set forth in the most recent drafts of the Stock Purchase Agreement. Representatives of its financial advisor and counsel attended the meeting and made presentations on the transaction. After a full discussion and consideration of all aspects of the transaction, the Special Opportunities Committee (without the participation of Mr. Carpenter) recommended that the Board of Directors approve the Amended Certificate and the other aspects of the Transaction with UniHealth.

     On April 22, 1999, the Board of Directors met to consider the Amended Certificate and the other aspects of the Transaction with UniHealth. At the meeting, Warburg Dillon Read gave a full presentation on the fairness opinion that it was prepared to give in connection with this Transaction. The UniHealth designees on the Board of Directors did not attend the presentations on the Transaction or the board discussions. After a full discussion, the Board of Directors (without the vote of any of the UniHealth designees) unanimously approved the Amended Certificate, the Stock Purchase Agreement with UniHealth and the transactions contemplated by the Stock Purchase Agreement, subject to receipt of the fairness opinion and final approval by the Special Opportunities Committee. The Board of Directors delegated to the Special Opportunities Committee the authority to approve the Stock Purchase Agreement so long as no substantive changes were made to the basic economic terms of the transaction. On May 4, 1999, Warburg Dillon Read delivered the fairness opinion described below to the Board of Directors and the Special Opportunities Committee met and approved the final Stock Purchase Agreement.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE AMENDED CERTIFICATE AND REPURCHASE OF UNIHEALTH'S SHARES

     At a meeting on April 22, 1999, PacifiCare's Board of Directors, excluding the UniHealth designated directors, by unanimous vote: (i) determined that the Amended Certificate and the transactions with UniHealth are in the best interests of PacifiCare and its stockholders; and (ii) approved the Amended Certificate and the transactions with UniHealth. At such meeting, PacifiCare's Board of Directors also recommended that PacifiCare's stockholders approve and adopt the Amended Certificate. In reaching the foregoing conclusions and recommendations, PacifiCare's Board of Directors considered the recommendation of PacifiCare's Special Opportunities Committee to approve the Amended Certificate and the Transactions with UniHealth and a number of additional factors:

          (i) the presentations and views expressed by PacifiCare's management regarding (1) the potential benefits of a simplified capital structure; (2) the potential adverse effects of UniHealth selling its PacifiCare stock in the open market or other transactions not managed through PacifiCare, (3) the accretive impact of the repurchases on, and potential growth of, PacifiCare's earnings per share in 1999 and 2000 in comparison to alternative uses of free cash;

          (ii) the long-term interests of PacifiCare and its stockholders and PacifiCare's strategic business plans;

          (iii) the fairness opinion delivered by Warburg Dillon Read on May 4, 1999 to the effect that the Transaction with UniHealth (including the Amended Certificate) was fair from a financial point of view to PacifiCare's stockholders (other than UniHealth);

          (iv) historical trading prices of the Class B Common Stock and the Class A Common Stock, including the persistent discount in the Class A Common Stock Price;

          (v) the fact that the Class A Common Stock represents approximately 33 percent of the total outstanding Common Stock and the Class B Common Stock represents approximately 67 percent of the total outstanding Common Stock, yet the Class A Common Stock controls the selection of the Board of Directors and most other matters requiring stockholder vote;

          (vi) the rights, powers and limitations of the Reclassified Common Stock as set forth in the Amended Certificate; and

          (vii) the terms and conditions of the Stock Purchase Agreement and the UniHealth Payment, including the fact that UniHealth had agreed to vote in favor of the Amended Certificate and without UniHealth's vote and support it would be extremely difficult to approve the Amended Certificate.

PACIFICARE'S REASONS FOR THE PROPOSAL

     For PacifiCare to achieve its goal of increasing stockholder value and improving the liquidity of its equity securities, management and the Board of Directors believe that PacifiCare must eliminate its present dual class common stock structure. It is PacifiCare's intent that a simplified structure with a single class of common stock, each share of which is entitled to one vote, will increase the appeal of PacifiCare's stock to investors and provide PacifiCare with the following benefits.

     1. Simplification of the Capital Structure of PacifiCare. The Board of Directors believes that PacifiCare's dual classes of common stock have had negative consequences on its stock prices and its ability to pursue its long term business plans. The Class A Common Stock has traded at a persistent discount to the Class B Common Stock, and might be depressing overall stockholder value. The existence of the two classes has reduced PacifiCare's flexibility to structure potential acquisitions and other transactions using voting securities and has potentially increased PacifiCare's acquisition cost if it were to use Class A Common Stock. Finally, the voting control of PacifiCare no longer reflects the risk of ownership, because, over time, PacifiCare has raised capital through the sale of Class B Common Stock. The Class A Common Stock now controls the selection of the Board of Directors, but represents only approximately 33 percent of the total Common Stock outstanding. The Class B Common Stock represents approximately 67 percent of the total Common Stock outstanding. The Board of Directors believes that the simplification of the capital structure will eliminate these negative effects as described below and will make PacifiCare common stock a more attractive investment.

     2. Providing all Common Equity Owners the Right to Vote. As the result of the Amended Certificate, each share of Reclassified Common Stock will be entitled to one vote and no stockholder will control more than 13.5 percent of the total outstanding Reclassified Common Stock (before the UniHealth repurchases). As a result, stockholders' voting rights will be aligned with their economic interest.

     3. Increasing the Liquidity and Trading Efficiency of the Common Stock of PacifiCare. PacifiCare's Board of Directors believes that the Class A Common Stock has traded at a persistent discount to the Class B Common Stock, in part, due to its low trading volume and relative illiquidity. The combination of the two classes will result in a combined 45,679,000 shares outstanding, which should improve the trading volumes and overall liquidity of both Class A Common Stock and Class B Common Stock.

     4. Better Positioning of PacifiCare to Pursue Strategic Mergers and Access to Capital Markets. PacifiCare's Board of Directors believes that the dual class structure of its common stock hinders its access to capital markets and its ability to undertake transactions that would be in the best interests of PacifiCare and its stockholders that would require the use of its voting securities. In addition, the persistent trading discount in the Class A Common Stock would increase the cost of any transaction using voting securities. The Board of Directors believes that by establishing a single class of common stock with equal voting rights and increasing the liquidity of PacifiCare's common stock, PacifiCare will be in a better position to offer its shares in private and public equity and convertible debt offerings, and to use its shares as consideration in strategic transactions.

     The foregoing discussion of the information and factors considered by PacifiCare's Board of Directors and the Special Opportunities Committee is not intended to be exhaustive, but includes all material factors considered by PacifiCare's Board of Directors and the Special Opportunities Committee. PacifiCare's Board of Directors and the Special Opportunities Committee did not assign relative weights to the above factors or determine that any factor was of particular importance. A determination of various weightings would, in the view of the PacifiCare Board of Directors, be impractical. Rather, PacifiCare's Board of Directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, it. In addition, individual members of the PacifiCare Board of Directors may have given different weight to different factors.

FOR THE REASONS DESCRIBED ABOVE, PACIFICARE'S BOARD OF DIRECTORS (EXCLUDING THE UNIHEALTH DESIGNEES) HAS UNANIMOUSLY APPROVED THE AMENDED CERTIFICATE AND RECOMMENDS THAT PACIFICARE STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED CERTIFICATE.

OPINION OF WARBURG DILLON READ

     PacifiCare's Board of Directors has received a written fairness opinion, dated May 4, 1999, from Warburg Dillon Read to the effect that the Reclassification of the Class A and Class B Common Stock into a single class of common stock in accordance with the Amended Certificate, the repurchase of the UniHealth Shares after the Reclassification and the payment to UniHealth of $60 million on the date of approval of the Amended Certificate, as more fully set forth in the Stock Purchase Agreement, is fair, from a financial point of view, to the stockholders of PacifiCare (other than UniHealth). THE FULL TEXT OF THE WDR OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, MATTERS CONSIDERED AND METHODS EMPLOYED BY WARBURG DILLON READ IN ARRIVING AT ITS OPINION IS ATTACHED HERETO AS EXHIBIT C AND IS INCORPORATED HEREIN BY REFERENCE. The summary of the Warburg Dillon Read Opinion contained in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. Holders of the Class A and Class B Common Stock are urged to and should read the opinion in its entirety.

FINANCIAL ADVISORS TO PACIFICARE

     PacifiCare retained Warburg Dillon Read as its financial advisor in connection with the Proposal. PacifiCare will pay Warburg Dillon Read a fee of $900,000, plus reimbursement of out-of-pocket costs and expenses for the services rendered to date, including delivery of the opinion set forth herein, and $800,000 upon approval of the Amended Certificate. See "Background of the Proposal."

EXPENSES

     The costs of proceeding with the Amended Certificate proposal (such as transfer agent's fees, printing, engraving and mailing costs, legal fees, financial advisory fees, and NASD fees) will be charged against PacifiCare's pre-tax earnings. The approximate cost of proceeding with the Amended
Certificate proposal is estimated to be approximately $       , inclusive of
fees of financial and legal advisors. $       of such fees
has been expended to the date hereof, approximately $       is expected to be
spent between the date hereof and the Annual Meeting.

                            RE-ELECTION OF DIRECTORS
                             (ITEM 2 ON PROXY CARD)

     Members of the Board of Directors are divided into three classes: Class I, Class II and Class III. The terms of the Directors in each of these three classes are staggered and Directors in each of the three classes hold office for a three-year term until their successors have been duly elected and qualified. The number of authorized members of PacifiCare's Board of Directors is 12.

     Bradley C. Call, David R. Carpenter, David A. Reed and Lloyd E. Ross are standing for re-election as Class II Directors at the Annual Meeting. If re-elected, Messrs. Call, Carpenter, Reed and Ross will serve as Class II Directors for a three-year term which expires at the 2002 Annual Meeting. All of the nominees are presently Directors of PacifiCare. Each person nominated for election has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve. The persons named in the Proxy Card intend to vote the proxies in favor of the re-election of the four nominees named above unless the authority is withheld in accordance with the instructions on the Proxy Card. In the event the nominees named below refuse or are unable to serve as Directors (which is not anticipated), the persons named as proxies reserve full discretion to vote for any or all persons as may be nominated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees.

NOMINEE BIOGRAPHIES

                 DIRECTOR                           POSITION WITH COMPANY (OTHER THAN AS A DIRECTOR), IF ANY;
               NAME AND AGE                 SINCE       PRESENT PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
               ------------                 -----   ---------------------------------------------------------
Bradley C. Call, 56.......................  1997    Bradley C. Call has been President and Chief Executive
                                                    Officer of Stellex Aerostructures, Inc., a subsidiary of
                                                    Stellex Technologies, Inc. a privately held aerospace and
                                                    defense firm, since 1988 and a member of the Board of
                                                    Directors of Stellex Aerostructures, Inc. since 1988. Mr.
                                                    Call has also served as a member of the Board of
                                                    Directors of UniHealth since 1995.
David R. Carpenter, 60....................  1989    Since January 1998, David R. Carpenter has served as
                                                    Chairman and CEO of UniHealth. From February 1997 through
                                                    December 1997, Mr. Carpenter served as Chairman,
                                                    President and CEO of UniHealth. Since 1997, Mr. Carpenter
                                                    has also served as Chairman and CEO of Paradigm Partners
                                                    International, LLC. From 1990 through 1995, Mr. Carpenter
                                                    served in various capacities for Transamerica
                                                    Corporation, including Executive Vice President and Group
                                                    Vice President. Mr. Carpenter is a Director of Employee
                                                    Solutions, Inc.
David A. Reed, 66.........................  1992    David A. Reed is the President of DAR Consulting Group.
                                                    Mr. Reed is the former president of St. Joseph Health
                                                    Systems in Orange, California and is past Chairman of the
                                                    Board and Speaker of the House of Delegates of the
                                                    American Hospital Association. Mr. Reed has also served
                                                    as a special advisor to the Health Care Practice Group of
                                                    Deloitte & Touche LLP. Mr. Reed has been a Director of
                                                    In-Vitro International since 1996 and is Chairman of the
                                                    Board of Directors of Mission Hospital Regional Medical
                                                    Center in Mission Viejo, California.

                 DIRECTOR                           POSITION WITH COMPANY (OTHER THAN AS A DIRECTOR), IF ANY;
               NAME AND AGE                 SINCE       PRESENT PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
               ------------                 -----   ---------------------------------------------------------
Lloyd E. Ross, 58.........................  1985    Lloyd E. Ross is Managing Partner of InverMex, L.P. From
                                                    February 1996 to January 1997, Mr. Ross served as Vice
                                                    President/Division Manager of SMI Corporation, a division
                                                    of ARB, Inc., a commercial and industrial building
                                                    company, as President/CEO of SMI Construction from 1961
                                                    to 1996. Mr. Ross is a Director of the Southern
                                                    California Water Company.

     Directors Continuing In Office Until 2000 Annual Meeting. Craig T. Beam, Richard M. Burdge, Sr., Alan R. Hoops and Gary L. Leary are Class I Directors. Their terms expire as of the 2000 Annual Meeting.

     Directors Continuing In Office Until 2001 Annual Meeting. Jack R. Anderson, Terry O. Hartshorn, Warren E. Pinckert II and Jean Bixby Smith are Class III Directors. Their terms expire as of the 2001 Annual Meeting.

                             THE BOARD OF DIRECTORS

BOARD MEETINGS

     During 1998, the Board held eight meetings. No Director attended fewer than 75 percent of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings held by all committees of the Board on which they served.

COMMITTEES OF THE BOARD

     Your Board has established five standing committees:

     The Audit Committee.

     Members: Messrs. Anderson, Call, Pinckert (Chairman), Reed, and Ross. Number of Meetings in 1998: Nine.
     Functions:

        - Meets with PacifiCare's independent auditors;

        - Makes recommendations to the Board concerning acceptance of the reports of such auditors and the accounting policies and procedures of PacifiCare; and

        - Reviews financial plans and operating results of PacifiCare.

     The Compensation Committee.

     Members: Messrs. Burdge, Carpenter (Chairman), Pinckert and Ross. Number of Meetings in 1998: Six.
     Functions:

        - Establishes compensation for PacifiCare's chief executive officer, presidents of subsidiary operating units and executive officers with salaries in excess of $250,000;

        - Administers PacifiCare's employee benefit plans and performance incentive plans; and

        - Determines contributions to be made by PacifiCare to PacifiCare's employee benefit and performance incentive plans.

     The Governance and Nominating Committee.
     Members: Messrs. Hartshorn (Chairman), Leary and Ross and Ms. Smith. Number of Meetings in 1998: Four.
     Functions:

        - Evaluates the performance of each member of the Board and each committee;

        - Reviews the composition of the Board and the structure of each committee; and

        - Nominates new members to the Board.

     The Governance and Nominating Committee does not consider nominees recommended by stockholders of PacifiCare.

     The Special Opportunities Committee.
     Members: Messrs. Beam, Carpenter, Pinckert, Reed and Ross (Chairman). Number of Meetings in 1998: Eight.
     Function:

        - Evaluates strategic alliances and transactions for PacifiCare.

     The Real Estate Committee.
     Members: Messrs. Beam and Leary and Ms. Smith (Chair)
     Number of Meetings in 1998: Three.
     Functions:

        - Reviews leases, acquisitions and dispositions of real property; and

        - Makes recommendations to the Board of Directors concerning significant real property transactions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     This table shows the names of those stockholders known to PacifiCare to be the beneficial owners Exchange Act of more than five percent of PacifiCare's outstanding shares of Class A Common Stock as of April 15, 1999.

                                                                 AMOUNT AND
                                                                 NATURE OF          PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP    OF CLASS
           ------------------------------------             --------------------    --------
UniHealth Foundation(1)...................................        5,909,500           39.8%
  3400 Riverside Drive
  Burbank, CA 91505
Franklin Mutual Advisors, Inc.............................        1,382,456(2)         9.3%
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078
Wellington Management Company, LLP........................        1,212,500(3)         8.1%
  75 State Street
  Boston, MA 02109
Capital Guardian Trust Company............................        1,186,800(4)         8.0%
  11100 Santa Monica Boulevard
  Suite 1500
  Los Angeles, CA 90025
United States Steel and Carnegie Pension Fund.............        1,184,262(5)         8.0%
  767 Fifth Avenue
  New York, NY 10153
Vanguard/Windsor Funds, Inc. -- Windsor Fund..............        1,126,300(6)         7.6%
  Post Office Box 2600
  Valley Forge, PA 19428

---------------
(1) Shares beneficially owned by UniHealth as of February 11, 1999 according to information provided by UniHealth.

(2) Number of shares beneficially owned as of January 26, 1999 according to a
    Schedule 13D filed with the Securities and Exchange Commission ("SEC").

(3) Number of shares beneficially owned as of December 31, 1998 according to
    Schedule 13G filed with the SEC.

(4) Number of shares beneficially owned as of February 8, 1999 according to a
    Schedule 13G filed with the SEC.

(5) Number of shares beneficially owned as of February 5, 1999 according to a
    Schedule 13G filed with the SEC.

(6) Number of shares beneficially owned as of February 10, 1999 according to a
    Schedule 13G filed with the SEC.

     This table shows the names of those stockholders known to PacifiCare to be the beneficial owners (as defined under the Exchange Act) of more than five percent of PacifiCare's outstanding Class B Common Stock as of April 15, 1999.

                                                                   AMOUNT AND
                                                                   NATURE OF          PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    OF CLASS
            ------------------------------------              --------------------    --------
Sanford C. Bernstein & Company, Inc.........................      4,198,366(1)          13.6%
  767 Fifth Avenue
  New York, NY 10153
Fidelity Investments........................................      2,463,000(2)           8.0%
  82 Devonshire Street
  Boston, MA 02109
Neuberger & Berman Management Company LLP...................      2,304,655(3)           7.5%
  605 Third Avenue
  New York, NY 10158
Prudential Insurance Company of America.....................      1,706,379(4)           5.5%
  751 Broad Street
  Newark, NJ 07102

---------------
(1) Number of shares beneficially owned as of February 5, 1999 according to a
    Schedule 13G filed with the SEC.

(2) Number of shares beneficially owned as of February 15, 1999 according to a
    Schedule 13G filed with the SEC.

(3) Number of shares beneficially owned as of February 11, 1999 according to a
    Schedule 13G/A filed with the SEC.

(4) Number of shares beneficially owned as of February 2, 1999 according to a
    Schedule 13G filed with the SEC.

SECURITY OWNERSHIP OF MANAGEMENT

     This table shows the number of shares of PacifiCare's Common Stock beneficially owned as of April 15, 1999, by: (1) each of the Directors of PacifiCare; (2) the NEOs (as defined herein); and (3) all Executive Officers (as defined in Section 3b-7 of the Exchange Act) and Directors of PacifiCare as a group.

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                             ---------------------------------------------------
                                        CLASS A COMMON STOCK                   CLASS B COMMON STOCK
                                -------------------------------------    --------------------------------
                                 NUMBER                                   NUMBER                    TOTAL
                                OF SHARES     RIGHT TO       TOTAL       OF SHARES     RIGHT TO     % OF
   NAME OF BENEFICIAL OWNER       OWNED      ACQUIRE(2)    % OF CLASS      OWNED      ACQUIRE(3)    CLASS
   ------------------------     ---------    ----------    ----------    ---------    ----------    -----
Alan R. Hoops.................   149,604       40,000         1.3%         94,469       361,750      1.5%
Terry O. Hartshorn............   123,056       40,000         1.1%         70,676        57,500        *
Jack R. Anderson(4)...........    48,091           --           *         556,898         2,500      1.8%
Craig T. Beam.................       600           --           *             130         2,500        *
Richard M. Burdge, Sr.(5).....     2,688           --           *          87,293         2,500        *
Bradley C. Call...............       100           --           *              --         2,500        *
David R. Carpenter............       700        6,900           *             300        18,650        *
Gary L. Leary.................       636        6,900           *              --        18,650        *
Warren E. Pinckert II.........       316        6,900           *             316        13,650        *
David A. Reed.................       800           --           *             200         9,750        *
Lloyd E. Ross.................        --        1,500           *           1,000        12,650        *
Jean Bixby Smith..............       575           --           *             425         5,750        *
Jeffrey M. Folick.............     1,000           --           *           4,042       277,375        *
Robert B. Stearns.............        --           --           *           1,000       125,000        *
Bradford A. Bowlus............        --           --           *              --        93,125        *
Christopher P. Wing...........        --           --           *              --        88,875        *
Linda M. Lyons, M.D...........       600           --           *              --        89,850        *
All other Executive
  Officers....................    11,305       30,000           *          65,844       863,751      3.0%
All Executive Officers and
  Directors as a group (29
  persons)....................   340,071      132,200         3.2%        882,593     2,046,326     17.3%

---------------
 *  Less than one percent of class.

(1) Information with respect to the beneficial ownership is based on information furnished to PacifiCare by each person in this table. Each stockholder included in the table has sole voting and dispositive power with respect to the shares of equity securities shown to be beneficially owned by the stockholder. Most of the stockholders included in this table reside in states having community property laws under which his or her spouse may be entitled to vote or dispose of the shares.

(2) These amounts reflect shares of Class A Common Stock that the individuals have the right to acquire by exercising stock options within 60 days after April 15, 1999.

(3) These amounts reflect shares of Class B Common Stock that the individuals have the right to acquire by exercising stock options within 60 days after April 15, 1999.

(4) Includes 8,683 shares of Class A Common Stock and 140,843 shares of Class B Common Stock held by Mr. Anderson's wife and 15,186 shares of Class A Common Stock and 216,866 shares of Class B Common Stock held by trusts of which Mr. Anderson's relatives are beneficiaries. Mr. Anderson disclaims beneficial ownership of these shares.

(5) Includes 15,610 shares of Class B Common Stock held by Mr. Burdge's wife and 2,688 shares of Class A Common Stock and 8,448 shares of Class B Common Stock held by trusts of which Mr. Burdge's relatives are beneficiaries. Mr. Burdge disclaims beneficial ownership of these shares.

              EXECUTIVE OFFICERS AND DIRECTORS OTHER THAN NOMINEES

     The following table shows PacifiCare's Executive Officers and Directors other than the Director nominees:

                   NAME                      AGE                    POSITION
                   ----                      ---                    --------
Alan R. Hoops..............................  51    Chairman of the Board and Chief Executive
                                                   Officer
Terry O. Hartshorn.........................  54    Vice Chairman of the Board
Jack R. Anderson...........................  74    Director
Craig T. Beam..............................  43    Director
Richard M. Burdge, Sr......................  72    Director
Gary L. Leary..............................  64    Director
Warren E. Pinckert II......................  55    Director
Jean Bixby Smith...........................  61    Director
Jeffrey M. Folick..........................  51    President and Chief Operating Officer
Robert B. Stearns..........................  47    Executive Vice President and Chief
                                                   Financial Officer
Joseph S. Konowiecki.......................  46    General Counsel and Secretary
Richard E. Badger..........................  49    Regional Vice President, Desert Region and
                                                   President and CEO of PacifiCare of Arizona,
                                                   Inc.
Bradford A. Bowlus.........................  43    Regional Vice President, Western Region and
                                                   President and CEO of PacifiCare of
                                                   California
Patrick E. Feyen...........................  42    Regional Vice President, Southwest Region
                                                   and President and CEO of PacifiCare of
                                                   Texas, Inc.
Eric D. Sipf...............................  50    Regional Vice President, Central Region and
                                                   President and CEO of PacifiCare of
                                                   Colorado, Inc.
Christopher P. Wing........................  41    Regional Vice President, Northwest Region
                                                   and President and CEO of PacifiCare of
                                                   Washington, Inc.
Craig S. Schub.............................  44    President, Secure Horizons USA, Inc.
Ronald M. Davis............................  39    Senior Vice President, Operations
Robert N. Franklin.........................  56    Senior Vice President, Public Affairs
Mitchell J. Goodstein......................  47    Senior Vice President, Health Care
                                                   Economics
John E. Kao................................  37    Senior Vice President, Corporate
                                                   Development and Chief Financial Officer,
                                                   Secure Horizons USA, Inc.
Mary C. Langsdorf..........................  39    Senior Vice President and Corporate
                                                   Controller
Wanda A. Lee...............................  58    Senior Vice President, Corporate Human
                                                   Resources
Linda M. Lyons, M.D........................  49    Senior Vice President, Health Services
James A. Williams..........................  52    Senior Vice President and Chief Information
                                                   Officer

     Alan R. Hoops has been a Director of PacifiCare since 1994. His current term expires in 2000. As of January 1, 1999, Mr. Hoops became PacifiCare's Chairman of the Board and has been PacifiCare's Chief Executive Officer since April 1993. Mr. Hoops previously served as PacifiCare's President from April 1993 to December 1998.

     Terry O. Hartshorn has been a director of PacifiCare since 1985 and is currently Vice Chairman of the Board. His current term expires in 2001. Mr. Hartshorn served as Chairman of PacifiCare's Board of Directors from April 1993 to December 1998. Mr. Hartshorn was President and Chief Executive Officer of UniHealth from April 1993 to February 1997. Mr. Hartshorn is a Director of Professional Bancorp Inc., a bank holding company.

     Jack R. Anderson has been a director of PacifiCare since 1997. His current term expires in 2001. Mr. Anderson was a Director of FHP from 1994 until February 1997 when FHP International Corporation ("FHP") was acquired by PacifiCare. He has been President of Calver Corporation, a health care consulting and investing firm, and a private investor since 1982. Mr. Anderson currently serves on the Boards of Directors of Horizon Mental Health Management, Inc. and Genesis Health Ventures, Inc.

     Craig T. Beam has been a Director of PacifiCare since 1997. His current term expires in 2000. Mr. Beam is President of Beam & Associates, a real estate development and management company, including health care project management. Mr. Beam was a Director of UniHealth from 1993 to December 1998.

     Richard M. Burdge, Sr. has been a Director since 1997. His current term expires in 2000. Mr. Burdge was a member of the FHP Board of Directors from July 1994 until February 1997. Mr. Burdge retired in 1984 as Executive Vice President of CIGNA Corporation, a position he held from 1982 to 1984. Mr. Burdge has served as a Director of First Commonwealth since 1985.

     Gary L. Leary has been a Director of PacifiCare since 1989. His current term expires in 2000. Mr. Leary has served as the President and General Counsel of UniHealth since 1998. Mr. Leary also is a Director of UniHealth. Mr. Leary was an Executive Vice President and General Counsel of UniHealth from April 1992 to January 1998.

     Warren E. Pinckert II has been a Director since 1985. His current term expires in 2001. Mr. Pinckert has been President, Chief Executive Officer and a Director of Cholestech Corporation, a medical device manufacturing firm, since June 1993.

     Jean Bixby Smith has been a Director since 1995. Her current term expires in 2001. Ms. Smith has been Chairman of Bixby Land Company since January 1994 and President of Alamitos Land Company since March 1991, both of which are engaged in the development and management of commercial and industrial real estate. Ms. Smith has also been a Director of UniHealth since 1988.

     Jeffrey M. Folick became PacifiCare's President as of January 1, 1999 and has been its Chief Operating Officer since April 1993. Mr. Folick previously served as an Executive Vice President of PacifiCare from April 1993 to December 1998.

     Robert B. Stearns became an Executive Vice President and PacifiCare's Chief Financial Officer in July 1998. Prior to joining PacifiCare, Mr. Stearns served as Senior Vice President/Chief Financial Officer of The Dial Corporation from May 1995 to May 1997 and Chief Executive Officer of RB Stearns & Co. from April 1991 to May 1995.

     Joseph S. Konowiecki has been General Counsel of PacifiCare since October 1989 and Secretary of PacifiCare since April 1993. Mr. Konowiecki has been a partner of Konowiecki & Rank LLP, including a professional corporation, or its predecessor, since 1980 and has over 20 years of practice in business, corporate and health care law.

     Richard E. Badger has been Regional Vice President, Desert Region and President and CEO of PacifiCare of Arizona, Inc. since June 1998. Mr. Badger served as President of PacifiCare of Northern California from November 1993 through June 1998.

     Bradford A. Bowlus joined PacifiCare in 1994 and currently serves as Regional Vice President of the Western Region and President and CEO of PacifiCare of California or "PCC." From April 1994 through October 1997, Mr. Bowlus served in various capacities for PacifiCare, including President and CEO of PacifiCare of Washington, Inc., President and CEO of PacifiCare Dental and Vision and Vice President of PCC.

     Patrick E. Feyen has been Regional Vice President of the Southwest Region and President and CEO of PacifiCare of Texas, Inc. since February 1995. Mr. Feyen served as President of PacifiCare of Oklahoma from

February 1995 through January 1997 and as Regional Vice President of the Northwest from September 1994 to December 1994.

     Eric D. Sipf joined PacifiCare in February 1997 and currently serves as Regional Vice President, Central Region. Mr. Sipf has been President and CEO of PacifiCare of Colorado, Inc., formerly FHP of Colorado, Inc., since 1996. Mr. Sipf joined FHP as a Senior Vice President Eastern Division in 1994 and served in that capacity until February 1997.

     Christopher P. Wing joined PacifiCare in 1994 and currently serves as Regional Vice President, Northwest Region and President and CEO of PacifiCare of Washington, Inc. From February 1994 through December 1997, Mr. Wing served in various capacities for PacifiCare, including President and CEO of PacifiCare of Utah, Inc., Senior Vice President Health Services PCC and Vice President, General Manager PCC.

     Craig S. Schub has been President of Secure Horizons USA, Inc. since April 1993. Mr. Schub served as Senior Vice President, Marketing of PacifiCare from June 1996 to March 1998 and as Senior Vice President, Government Programs from June 1995 to March 1998. Mr. Schub serves as a Director of Presbyterian Health Plan.

     Ronald M. Davis has been Senior Vice President, Corporate Operations since June 1995. Mr. Davis served as Senior Vice President, Operations of PCC from July 1993 to July 1995.

     Robert N. Franklin has been Senior Vice President, Public Affairs since February 1997. From 1993 to February 1997, Mr. Franklin was Senior Vice President, Public Affairs of FHP.

     Mitchell J. Goodstein currently serves as Senior Vice President, Health Care Economics. Mr. Goodstein was Regional Vice President of the Southeast Region and President of PacifiCare of Florida, Inc. from 1995 to February 1997. Prior to joining PacifiCare, Mr. Goodstein served as the Chief Executive Officer of HMO California, a licensed health care service plan, from June 1992 to August 1995.

     John E. Kao has been Senior Vice President, Corporate Development and Chief Financial Officer, Secure Horizons USA since March 1998, and Vice President, Corporate Development since February 1997. From March 1995 to February 1997, Mr. Kao was Vice President, Corporate Development for FHP. Prior to joining FHP, Mr. Kao held numerous positions at Bank of America.

     Mary C. Langsdorf has been Senior Vice President, Finance since January 1999 and Corporate Controller since February 1996. From October 1995 to January 1999, Ms. Langsdorf served as Vice President, Finance.

     Wanda A. Lee has been Senior Vice President, Corporate Human Resources of PacifiCare since March 1993. From 1984 to March 1993, Ms. Lee was Vice President of Human Resources of FHP.

     Linda M. Lyons, M.D. has been Senior Vice President, Health Services since June 1996. Prior to joining PacifiCare, Dr. Lyons served in various capacities for SCRIPPS Clinic Medical Group, including as Senior Vice President, Managed Care Operations, from January 1986 to June 1996.

     James A. Williams has been Senior Vice President and Chief Information Officer since June 1993. Prior to joining PacifiCare, Mr. Williams served as Senior Vice President, Information Services of Sanwa Bank California from August 1992 to May 1993.

     Each Executive Officer of PacifiCare is elected or appointed by the Board of Directors of PacifiCare and holds office until his successor is elected, or until the earlier of his death, resignation or removal.

     The information given in this Proxy Statement concerning the Directors is based upon statements made or confirmed to PacifiCare by or on behalf of such Directors, except to the extent that such information appears in its records.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid to Alan Hoops, who served as Chief Executive Officer of PacifiCare during 1998, and the other most highly compensated executive officers of PacifiCare (collectively, the "NEOs") for the years ended December 31, 1998 and 1997, the three-month transition period ended December 31, 1996 ("TP96"), and the fiscal year ended September 30, 1996.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                    ------------------------------------   -----------------------
                                                            OTHER ANNUAL   SECURITIES      LTIP       ALL OTHER
         NAME AND                    SALARY      BONUS      COMPENSATION   UNDERLYING     PAYOUTS    COMPENSATION
    PRINCIPAL POSITION       YEAR     (1)         (2)           (3)          OPTIONS        (4)          (5)
    ------------------       ----   --------   ----------   ------------   -----------   ---------   ------------
Alan R. Hoops..............  1998   $893,078   $1,161,001     $553,708        15,000     $     --      $ 47,983
  Chairman and CEO           1997   $860,000   $       --     $ 80,000       445,000     $     --      $120,497
                             TP96   $152,308   $  105,023     $     --        35,000     $     --      $ 34,368
                             1996   $638,750   $  400,000     $     --        30,000     $161,760      $138,300
Jeffrey M. Folick..........  1998   $597,115   $  621,000     $248,400        12,500     $     --      $ 44,762
  President and COO          1997   $575,000   $       --     $     --       310,000     $     --      $ 93,325
                             TP96   $108,462   $   67,310     $     --        25,000     $     --      $ 24,495
                             1996   $452,500   $  190,350     $     --        25,000     $165,898      $100,468
Robert B. Stearns(6).......  1998   $216,347   $  236,251     $ 94,500       275,000     $     --      $172,597
  Exec. Vice President       1997   $     --   $       --     $     --            --     $     --      $     --
  and CFO                    TP96   $     --   $       --     $     --            --     $     --      $     --
                             1996   $     --   $       --     $     --            --     $     --      $     --
Bradford A. Bowlus.........  1998   $363,463   $  252,000     $ 40,320        10,000     $     --      $269,037
  Regional Vice President,   1997   $235,385   $       --     $     --       195,000     $ 76,667      $129,166
  Western Region             TP96   $ 43,076   $   18,140     $     --            --     $     --      $ 45,993
                             1996   $197,500   $  102,000     $     --         6,500     $ 62,611      $ 48,892
Linda M. Lyons, M.D. ......  1998   $305,307   $  190,365     $ 45,688        10,000     $     --      $ 81,965
  Senior Vice President      1997   $275,000   $       --     $     --       164,400     $     --      $ 56,677
  Health Services            TP96   $ 60,000   $   22,342     $     --            --     $     --      $ 41,931
                             1996   $ 80,000   $   22,618     $     --        20,000     $     --      $ 22,090
Christopher P. Wing........  1998   $301,154   $  182,700     $ 73,080        10,000     $     --      $109,866
  Regional Vice President,   1997   $290,000   $       --     $     --       177,500     $118,000      $ 59,575
  Northwest Region           TP96   $ 50,307   $   32,700     $     --            --     $     --      $  1,339
                             1996   $213,501   $   71,580     $     --         6,500     $ 95,370      $ 14,087
Wayne B. Lowell (7)........  1998   $415,385   $  270,000     $108,000            --     $     --      $ 33,493
  Exec. Vice President       1997   $400,000   $       --     $     --       200,000     $     --      $ 48,493
  and CFO                    TP96   $ 75,000   $   41,373     $     --        15,500     $     --      $ 10,643
                             1996   $318,750   $  130,000     $     --        15,000     $ 64,960      $ 41,774

---------------
(1) 1998 salaries included one extra pay period because of year-end timing. Base salaries for 1998 were as follows:

Alan R. Hoops..............  $860,000
Jeffrey M. Folick..........  $575,000
Robert B. Stearns..........  $450,000
Bradford A. Bowlus.........  $350,000
Linda M. Lyons, M.D........  $294,000
Christopher P. Wing........  $290,000
Wayne B. Lowell............  $400,000

(2) The amounts shown in this column include payments made pursuant to PacifiCare's Management Incentive Plan and include amounts awarded and accrued during the fiscal years earned, but paid in the following fiscal year. A portion of the 1998 Management Incentive Plan bonus was attributable to a one-time incentive under the Management Incentive Plan where executive officers received bonuses in excess of the maximum payable under the Management Incentive Plan for the achievement of maximum performance objectives. Bonuses awarded under this one-time incentive are payable in installments over a three-year period. In order to receive each installment, the executive officer must be employed by

    PacifiCare at the time of payment and PacifiCare must achieve target earnings per share for the prior year.

(3) Amounts shown are attributable to a risk premium applied to amounts deferred under PacifiCare's stock unit deferred compensation plan. Under this deferred compensation plan, executive officers may defer all or a portion of their bonus. The CEO may also defer all or a portion of his salary under this plan. Amounts deferred, multiplied by the risk premium, are converted into shares of PacifiCare's Class B Common Stock at a price of the Class B Common Stock determined by PacifiCare's Compensation Committee based on the closing price of the Class B Common Stock on the Nasdaq National Market. Distributions are made in shares of Class B Common Stock.

(4) Includes amounts awarded and accrued under PacifiCare's Long-Term Performance Incentive Plan (the "LTPIP") during the fiscal years earned, but paid in the following fiscal year. In 1997 and fiscal 1996, 60 percent of the awards were paid in cash and 40 percent of the awards were paid in shares of Class B Common Stock. No awards were made under the LTPIP to the NEOs for 1998 or TP96. The shares of Class B Common Stock distributed were valued at $72.875 per share in 1997 and $83.75 per share in fiscal 1996 (the fair market values of the Class B Common Stock at the time the payments were awarded). Payments under the LTPIP to the NEOs were as follows:

                                        1997                          FISCAL 1996
                           ------------------------------    ------------------------------
                                        NUMBER OF SHARES                  NUMBER OF SHARES
                           CASH PAID    OF CLASS B COMMON    CASH PAID    OF CLASS B COMMON
                           ---------    -----------------    ---------    -----------------
    Alan R. Hoops........   $    --             --            $97,105            772
    Jeffrey M. Folick....   $    --             --            $99,568            792
    Bradford A. Bowlus...   $46,060            420            $37,570            299
    Christopher P.
      Wing...............   $70,850            647            $57,264            455
    Wayne B. Lowell......   $    --             --            $38,997            310

     PacifiCare suspended the LTPIP in 1997.

(5) Amounts in this column include contributions by PacifiCare to the PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Profit-Sharing Plan") and miscellaneous fringe benefits. In 1998, all PacifiCare employees who completed 12 months of continuous service and worked at least 1,000 hours were eligible to participate in the Profit-Sharing Plan.

     (a) PacifiCare contributed amounts equal to two percent of annual salaries up to a specified maximum amount. For the NEOs, these contributions were:

                                                  1998      1997     FISCAL 1996
                                                 ------    ------    -----------
    Alan R. Hoops..............................  $3,200    $3,200      $3,000
    Jeffrey M. Folick..........................  $3,200    $3,200      $3,000
    Bradford A. Bowlus.........................  $3,200    $3,200      $3,811
    Linda M. Lyons, M.D. ......................  $3,200    $2,115      $   --
    Christopher P. Wing........................  $3,200    $3,200      $3,000
    Wayne B. Lowell............................  $3,200    $3,200      $3,000

     (b) PacifiCare contributed amounts equal to one-half of the compensation deferred by each employee up to three percent of the employee's annual compensation up to a specified amount. For the NEOs, these contributions were:

                                                  1998      1997     FISCAL 1996
                                                 ------    ------    -----------
    Alan R. Hoops..............................  $4,800    $4,750      $4,500
    Jeffrey M. Folick..........................  $4,800    $4,750      $4,500
    Bradford A. Bowlus.........................  $4,800    $6,409      $4,500
    Linda M. Lyons, M.D. ......................  $4,800    $3,730      $   --
    Christopher P. Wing........................  $4,800    $4,750      $4,500
    Wayne B. Lowell............................  $4,800    $4,750      $4,500

     (c) PacifiCare contributed discretionary amounts, determined solely at the discretion of the Board of Directors, from PacifiCare's current or accumulated earnings (generally based upon a percentage of pretax income). For the NEOs, these contributions were:

                                                  1998      1997     FISCAL 1996
                                                 ------    ------    -----------
    Alan R. Hoops..............................  $2,997    $3,494      $5,291
    Jeffrey M. Folick..........................  $2,997    $3,494      $5,291
    Bradford A. Bowlus.........................  $2,997    $3,494      $5,291
    Linda M. Lyons, M.D. ......................  $2,997    $  423      $   --
    Christopher P. Wing........................  $2,997    $   --      $5,291
    Wayne B. Lowell............................  $   --    $3,494      $5,291

     (d) Includes amounts contributed by PacifiCare pursuant to the Statutory Restoration Plan of PacifiCare (the "Statutory Restoration Plan"). The Statutory Restoration Plan allows participants to defer the portion of their pay that otherwise would be deferred under the Profit-Sharing Plan and to receive excess matching contributions, profit-sharing contributions and discretionary contributions in the same percentages as those provided by the Profit-Sharing Plan. Employees in PacifiCare's two highest salary grades are eligible to participate in the Statutory Restoration Plan. For the NEOs, these contributions were:

                                      1998       1997       TP96     FISCAL 1996
                                     -------    -------    ------    -----------
Alan R. Hoops......................  $25,077    $48,844    $8,885      $60,668
Jeffrey M. Folick..................  $21,856    $40,766    $6,327      $40,399
Bradford A. Bowlus.................  $12,642    $    --    $   --      $    --
Linda M. Lyons, M.D................  $ 6,977    $13,192    $6,100      $ 1,800
Christopher P. Wing................  $ 4,564    $ 6,565    $1,174      $ 1,006
Wayne B. Lowell....................  $ 7,769    $24,828    $4,314      $24,072

     (e) Includes premiums paid by PacifiCare for term life insurance for all employees. For each of the NEOs, these amounts were $290 for 1998, 1997 and fiscal 1996 and $73 for TP96. Also includes additional insurance premiums paid by PacifiCare for Mr. Hoops totaling $2,802 for 1997 and $38,979 for fiscal 1996, and for Mr. Folick totaling $1,532 for 1997 and $29,839 for fiscal 1996.

     (f) Includes amounts paid by PacifiCare for excess sick time and vacation time accrued. For the NEOs, these amounts were:

                                      1998       1997       TP96     FISCAL 1996
                                     -------    -------    ------    -----------
Alan R. Hoops......................  $    --    $53,783    $25,410     $22,138
Jeffrey M. Folick..................  $    --    $35,959    $18,095     $13,624
Bradford A. Bowlus.................  $    --    $ 3,349    $   --      $    --
Linda M. Lyons, M.D................  $    --    $    --    $   --      $    --
Christopher P. Wing................  $ 5,577    $ 5,582    $   92      $    --
Wayne B. Lowell....................  $    --    $11,931    $6,256      $ 4,621

     (g) Includes amounts paid by PacifiCare for personal financial services. For the NEOs, these amounts were:

                                                 1998       1997     FISCAL 1996
                                                -------    ------    -----------
Alan R. Hoops.................................  $11,619    $3,334      $3,433
Jeffrey M. Folick.............................  $11,619    $3,334      $3,525
Bradford A. Bowlus............................  $17,452    $   --      $   --
Linda M. Lyons, M.D...........................  $13,701    $   --      $   --
Christopher P. Wing...........................  $16,425    $   --      $   --
Wayne B. Lowell...............................  $17,434    $   --      $   --

     (h) Includes amounts paid by PacifiCare for relocation expenses. For the NEOs, these amounts were:

                                     1998       1997       TP96      FISCAL 1996
                                   --------    -------    -------    -----------
Robert B. Stearns................  $ 47,500    $    --    $    --      $    --
Bradford A. Bowlus...............  $227,656    $88,249    $21,745      $    --
Linda M. Lyons, M.D..............  $ 50,000    $16,927    $25,758      $    --
Christopher P. Wing..............  $ 72,013    $39,188    $    --      $    --

     (i) Includes amounts paid by PacifiCare as sign on bonuses. For the NEOs, these amounts were:

                                     1998       1997       TP96      FISCAL 1996
                                   --------    -------    -------    -----------
Robert B. Stearns................  $125,000    $    --    $    --      $    --
Bradford A. Bowlus...............  $     --    $24,175    $24,175      $35,000
Linda M. Lyons, M.D..............  $     --    $20,000    $10,000      $20,000

(6) Mr. Stearns joined PacifiCare in July 1998 as Executive Vice President and Chief Financial Officer.

(7) Mr. Lowell retired as Executive Vice President and Chief Financial Officer effective July 31, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options granted in 1998 to PacifiCare's NEOs pursuant to the Employee Plan and the Amended 1997 Premium Priced Stock Option Plan, as amended (the "Premium Priced Plan").

                                                  PERCENT OF
                                    NUMBER OF    TOTAL OPTIONS
                                    SECURITIES    GRANTED TO     EXERCISE OR
                                    UNDERLYING     EMPLOYEES      BASE PRICE    EXPIRATION      GRANT DATE
               NAME                 OPTIONS(1)      IN 1998      PER SHARE(2)      DATE      PRESENT VALUE(3)
               ----                 ----------   -------------   ------------   ----------   ----------------
Alan R. Hoops
  Class B.........................   15,000(4)        1.2%         $72.875       03/27/08       $  585,407
Jeffrey M. Folick
  Class B                            12,500(4)        1.0%         $72.875       03/27/08       $  354,109
Robert B. Stearns
  Class B.........................   50,000(4)        4.0%         $ 82.00       06/16/08       $1,587,086
                                    112,500(5)        9.1%         $ 92.50       10/07/07       $3,139,470
                                    112,500(6)        9.1%         $114.00       10/07/07       $3,555,720
Bradford A. Bowlus
  Class B.........................   10,000(4)        0.8%         $72.875       03/27/08       $  283,288
Linda M. Lyons, M.D.
  Class B.........................   10,000(4)        0.8%         $72.875       03/27/08       $  283,288
Christopher P. Wing Class B.......   10,000(4)        0.8%         $72.875       03/27/08       $  283,288

              CHANGE IN TOTAL MARKET VALUE OF COMPANY
AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR 10 YEARS(7)        5%               10%
-------------------------------------------------------------------  --------------    --------------
Class A, 14,837,711 shares outstanding, $72.75 per share at
  12/31/98.....................................................      $  678,969,946    $1,720,632,900
Class B, 30,777,990 shares outstanding, $79.50 per share at
  12/31/98.....................................................      $1,539,068,779    $3,900,279,227

---------------
(1) Only non-qualified stock options ("NQSOs") were granted in 1998 pursuant to the Employee Plan and the Premium Priced Plan. No incentive stock options or stock appreciation rights were granted in 1998. NQSOs that have been held for six months and which are not already exercisable or expired automatically become exercisable if there is a "Change of Control." Under the Employee Plan and the Premium Priced Plan, a Change of Control is defined as the occurrence of any of the following:

    (a) a business combination effectuated through the merger or consolidation of PacifiCare with or into another entity where PacifiCare is not the Surviving Organization. For purposes hereof, "Surviving Organization" shall mean any entity where the majority of the members of such entity's board of directors are persons who were members of PacifiCare's Board of Directors prior to the merger, consolidation or other business combination and the senior management of the surviving entity includes all of the individuals who were PacifiCare's executive management (PacifiCare's chief executive officer and those individuals who report directly to PacifiCare's chief executive officer) prior to the merger, consolidation or other business combination and such individuals are in at least comparable positions with such entity;

    (b) any business combination effectuated through the merger or consolidation of PacifiCare with or into another entity where PacifiCare is the Surviving Organization and such business combination occurred with an entity whose market capitalization prior to the transaction was greater than 50 percent of PacifiCare's market capitalization prior to the transaction;

    (c) the sale in a transaction or series of transactions of all or substantially all of PacifiCare's assets;

    (d) any "person" or "group" (within the meaning of Sections 13(d)and 14(d) of the Exchange Act) other than UniHealth, acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of 20 percent or more of the voting common stock of PacifiCare and the beneficial ownership of the voting common stock of PacifiCare owned by UniHealth at that date is less than or equal to the beneficial ownership interest of voting securities attributable to such other person or group;

    (e) a dissolution or liquidation of PacifiCare; or

    (f) PacifiCare ceases to be subject to the reporting requirements of the Exchange Act as a result of a "going private transaction" (within the meaning of the Exchange Act).

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to PacifiCare, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) These values were established using the Black-Scholes stock option pricing model. Assumptions used to calculate the grant date present value of option shares granted during 1998 were in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, as follows:

       (a) Expected Volatility -- The standard deviation of the continuously compounded rates of return calculated on the average daily stock price over a period of time immediately preceding the grant and equal in length to the expected life. The volatility was 45 percent.

       (b) Risk-Free Interest Rate -- The rate available at the time the grant was made on zero-coupon U.S. government issues with a remaining term equal to the expected life. The risk-free interest rate was 6 percent.

       (c) Dividend Yield -- The expected dividend yield was zero percent based on the historical dividend yield over a period of time immediately preceding the grant date equal in length to the expected life of the grant.

       (d) Expected Life -- The expected life of grant was two years, calculated based on the historical expected life of previous grants.

       (e) Forfeiture Rate -- Under SFAS No. 123, forfeitures may be estimated or assumed to be zero. The forfeiture rate was assumed to be zero.

(4) The NQSOs granted to the NEOs become exercisable in four cumulative annual installments of 25 percent on each anniversary of the date of grant.

(5) NQSOs vest if the Class B Common Stock reaches a closing price of $92.50 by October 6, 2000. On May 5, 1999, these NQSOs vested when the closing price for the Class B Common Stock was $93.81 per share.

(6) NQSOs vest if the Class B Common Stock reaches a closing price of $114.00 on any day by October 6, 2002. If the closing price is not reached by October 6, 2002, the NQSOs expire.

(7) These amounts are not intended to forecast possible future appreciation, if any, of PacifiCare's stock prices. No assurances can be given that the stock prices will appreciate at these rates or experience any appreciation at all.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the NEOs concerning the exercise of options during 1998 and unexercised options held as of December 31, 1998.

                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                              SHARES                        OPTIONS AT FY-END                 AT FY-END
                            ACQUIRED ON     VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   ----------   -----------   -------------   -----------   -------------
Alan R. Hoops
  Class A.................    32,000      $1,788,000      40,000             --      $2,575,000            --
  Class B.................    10,000      $  747,500     185,500        472,500      $5,587,125      $643,125
Jeffrey M. Folick
  Class B.................    16,250      $  619,125     156,750        351,750      $2,558,250      $656,063
Robert B. Stearns
  Class B.................        --              --          --        275,000              --            --
Bradford A. Bowlus
  Class B.................        --              --      15,625        197,875      $  174,250      $488,750
Linda M. Lyons, M.D.
  Class B.................        --              --      12,350        182,050      $   75,781      $355,469
Christopher P. Wing
  Class B.................        --              --      16,375        183,500      $  194,922      $442,266
Wayne B. Lowell
  Class A.................     5,000      $  203,125          --             --              --            --
  Class B.................    18,000      $  676,063      86,000             --      $1,296,750            --

EMPLOYMENT AGREEMENTS

     PacifiCare has entered into employment agreements with each of the NEOs. Each agreement continues until the death, disability, misconduct or written notice of termination by either PacifiCare or the NEO. The agreements provide that each NEO is entitled to his or her base salary, participation in all employee benefit programs, reimbursement for business expenses and participation in the Management Incentive Plan and the Employee Plan of PacifiCare. The agreements also contain provisions that entitle each of the NEOs to receive severance benefits which are payable if the officer's employment with PacifiCare is terminated for various reasons, including death, disability, termination following a change of ownership or control of PacifiCare and termination without cause.

Under the employment agreements, a change of ownership or control would result from:

     (a) any merger, consolidation or sale such that any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of 20 percent or more of the voting common stock of PacifiCare and the ownership interest of the voting common stock owned by UniHealth is less than or equal to the ownership interest of the voting common stock of such individual, entity or group;

     (b) any transaction in which PacifiCare sells substantially all of its material assets;

     (c) a dissolution or liquidation of PacifiCare; or

     (d) PacifiCare becomes a non-publicly held company.

     In the event one of the above officers is terminated by PacifiCare (other than for incapacity, disability, habitual neglect or gross misconduct) within 24 months of a change in ownership or control or is terminated without cause, the employment agreements provide for payment of base salary and certain benefits for 36 months in the case of Mr. Hoops, 24 months for the other NEOs and payment of benefits under PacifiCare's Management Incentive Plan which will be deemed to have accrued to the termination date. The contingent liability for severance payments that PacifiCare would be required to make under the employment agreements (excluding amounts which may be payable under incentive plans and the value of certain benefits) would be approximately $2,611,000 to Mr. Hoops, $1,170,000 to Mr. Folick, $920,000 to Mr. Stearns, $718,000 to Mr. Bowlus, $606,000 to Dr. Lyons and $598,000 to Mr. Wing.

     Executive Officers, who are participants of the Premium Priced Plan, will also receive additional cash consideration (the "Premium Priced Consideration") upon a Change of Control (as defined in the Employee Plan), if the "Adjusted Change of Control Consideration" (as defined below) is equal to, or greater than the exercise price of any of the Premium Priced Options. The Premium Priced Consideration to be received upon a Change of Control will equal the difference between the Adjusted Change of Control Consideration and the exercise price of each Premium Priced Option, adjusted to reflect any excise taxation incurred by the Executive Officer resulting from such payment. "Adjusted Change of Control Consideration" means the per share consideration to be received by each holder of the Company's Class B Common Stock upon consummation of a transaction effecting a Change of Control multiplied by 110 percent. No Premium Priced Consideration will be paid to a participating Executive Officer if the per share consideration for a Change of Control transaction is equal to or greater than $115.00. If the Amended Certificate is approved, the reference to Class B Common Stock contained in this paragraph shall refer to the Reclassified Common Stock.

COMPENSATION OF DIRECTORS

     Cash Compensation. Directors who are not full-time employees of PacifiCare receive, as compensation for their services, an annual retainer of $35,000, $1,200 for each PacifiCare Board of Directors meeting attended, $1,000 for each Board of Directors committee meeting attended and a telephone meeting fee equal to one-half the fee paid for a Board of Directors meeting or Board committee meeting, as the case may be. The Chairman of the Board, when not an employee or officer, receives $2,400 for attendance at meetings of the Board. Chairmen of committees receive $2,000 for attendance at each committee meeting attended. Directors are also reimbursed for usual and customary travel expenses. In 1996, the Board of Directors determined that each Director must own a minimum amount of PacifiCare's Common Stock. For Directors who do not own the required amount of Common Stock, the annual retainer is adjusted to assist such Directors in achieving such ownership levels. PacifiCare does not have a retirement plan for non-employee directors.

     Stock Option Plan. Under the 1996 Non-Officer Directors Stock Option Plan, as amended (the "Directors Plan"), non-officer Directors of PacifiCare who are not eligible to receive awards under the Employee Plan are automatically granted NQSOs to purchase 5,000 shares of Class B Common Stock on December 31 of each year; provided that, during the preceding 12 months, the director served on the Board of Directors and was not eligible to receive awards under the Employee Plan. The Directors Plan also provides for the automatic grant of NQSOs to purchase 10,000 shares of Class B Common Stock upon being elected to the Board of Directors. Currently, no more than 390,000 shares of Class B Common Stock are available for NQSOs under the Directors Plan. The Board also has the authority to make discretionary grants under the Directors Plan.

     The exercise price of the shares of Class B Common Stock subject to any NQSO granted under the Directors Plan is 100 percent of the fair market value of the underlying common stock on the date of grant. NQSOs granted under the Directors Plan vest in four cumulative annual installments of 25 percent of the shares of Class B Common Stock covered by each NQSO beginning on the first anniversary of the date of the grant.

     NQSOs granted under the Directors Plan may not be exercised after the earlier of: (i) the expiration of 10 years from the date the NQSO was granted;
(ii) the expiration of one year from the time the optionee voluntarily or involuntary ceases to serve as a director of PacifiCare; and (iii) the expiration of one year from the date an optionee ceases to serve as a director of PacifiCare by reason of disability or death. In addition, the Directors Plan provides for an automatic and immediate acceleration of the vesting of all NQSOs granted under the Directors Plan that have been held for at least six months upon the occurrence of a Change of Control (as defined in the Employee Plan).

     During 1998, Messrs. Anderson, Beam, Burdge, Call, Carpenter, Leary, Pinckert, Reed and Ross and Ms. Smith were each granted NQSOs to purchase 5,000 shares of Class B Common Stock at a price of $79.50 per share under the Directors Plan.

     Terry Hartshorn, Vice Chairman of the Board, receives grants of stock options under the Employee Plan. In 1998, Mr. Hartshorn was granted options to purchase 5,000 shares of PacifiCare Class B Common Stock at a price of $79.50 per share.

     Filings made by PacifiCare with the Securities and Exchange Commission sometimes "incorporate information by reference." This means PacifiCare is referring you to information that has previously been filed with the Securities and Exchange Commission, and that this information should be considered as part of the filing you are reading. The Performance Graph and Compensation Committee Report on Executive Compensation in this Proxy Statement are specifically not incorporated by reference into any other filings with the Securities and Exchange Commission.

                      REPORT OF THE COMPENSATION COMMITTEE

     During 1998, the Compensation Committee (the "Committee") of the Board of Directors of PacifiCare Health Systems, Inc. ("PacifiCare") consisted of Mr. Burdge, Mr. Carpenter, Mr. Pinckert and Mr. Ross. No member of the Committee during 1998 was an employee of PacifiCare or any of its subsidiaries. Each Committee member meets the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee has provided the following report on the compensation policies of PacifiCare as they apply to its executive officers, the relationship of Company performance to executive compensation and the Chief Executive Officer's compensation.

EXECUTIVE COMPENSATION PHILOSOPHY

     PacifiCare maintains executive compensation programs which are integrated with the business strategies and long-range plans of PacifiCare, the markets PacifiCare serves and which coincide with the interests of PacifiCare's stockholders. In doing so, PacifiCare's compensation programs reflect the following themes:

     - A compensation program that stresses PacifiCare's financial performance as well as individual performance.

     - An annual incentive plan, which generates a portion of compensation based on the achievement of specific corporate and individual performance goals, with superior performance resulting in total annual cash compensation at approximately the 75th percentile of competitive levels of companies with a similar business structure, size, complexity, and marketplace orientation.

     - Stock option plans which use increases in shareholder value to reward and retain executive officers.

     - A competitive program that meets the needs of PacifiCare's employees and is both economical and easy to administer.

COMPENSATION POLICIES

The Committee has overall responsibility for PacifiCare's executive compensation policies and practices. The Committee's functions include, among others:

     - establishing and periodically reviewing PacifiCare's executive compensation philosophy to assure that it is effective in attracting, motivating and retaining key officers, links compensation to business strategy and performance, is consistent with sound competitive practices and is administered in the shareholders' best interest;

     - reviewing and administering PacifiCare's compensation practices, policies and plans;

     - administering PacifiCare's stock option plans;

     - annually evaluating the performance of the Chief Executive Officer;

     - reviewing and approving the compensation and benefits for the top five highest paid executive officers of PacifiCare, each president of a strategic business unit and any officer that has a base salary in excess of $250,000;

     - making recommendations regarding the compensation of directors; and

     - reviewing PacifiCare's long-range plans for management development and executive succession and to make appropriate recommendations.

     The Committee retains the services of nationally recognized consulting firms which provide independent expertise on executive compensation matters to advise it on trends and issues related to PacifiCare's executive compensation program.

EXECUTIVE COMPENSATION COMPONENTS

     PacifiCare's executive compensation program is based on three components, each of which is intended to serve the overall compensation philosophy.

     Base Salary. Base salary is intended to be set at a level equal to approximately the 50th percentile of amounts paid to executive officers of companies with a similar business structure, complexity, size, and marketplace orientation. The Committee surveys health care, service-oriented and Fortune 1000 companies to provide target salaries for PacifiCare's executive officers, which are then adjusted based on an individual's responsibilities.

     Annual Incentive Compensation. Under the 1996 Management Incentive Compensation Plan, (the "MICP"), annual incentive awards are granted upon the achievement by the executive officers of performance objectives established by the Committee and approved by PacifiCare's shareholders. The performance objective for 1998 was growth in earnings per share ("EPS") and was stated in terms of minimum, target and maximum goals. Business unit specific financial measures, in addition to EPS, were established for some executive officers under the MICP. Achievement of each goal corresponds to an award equal to a specified percentage of an executive officer's salary as determined at the beginning of each fiscal year.

     Stock Options. Executive officers are eligible to receive periodic grants of non-qualified stock options, incentive stock options, stock payments (in lieu of cash compensation payments other than base salary) and stock appreciation rights (collectively, the "Awards") pursuant to PacifiCare's 1996 Stock Option Plan for Officers and Key Employees (the "Employee Plan"). The Awards are intended to retain and motivate executive officers to improve long-term stock performance. Awards are granted at an exercise price at least equal to the fair market value of the underlying common stock on the date of grant. Stock options, generally, vest in installments over multiple years. To date, only non-qualified stock options have been granted pursuant to the Employee Plan. Prior to granting Awards, the Committee considers previous grants and stock ownership levels of executive officers and grants of stock options by competitors to their executive officers to ensure that Awards are consistent with competitive practices.

     A select group of executive officers participate in the Amended 1997 Premium Priced Stock Option Plan, as amended (the "Premium Priced Plan"). The executive officers who participate in the Premium Priced Plan received a one time grant of options. Fifty percent of the options granted under this plan vest if certain stock prices are achieved by 2000 with the remaining fifty percent vesting if certain stock prices are achieved by 2002. The options expire if the targeted stock prices are not achieved.

     Benefit Plans. PacifiCare also makes available to its executive officers a broad range of benefit programs, which are available to employees generally, including life and disability insurance and a savings and profit-sharing plan (the "401(k) plan").

     Executive Officers also are eligible to participate in a non-qualified deferred compensation plan and a non-qualified stock unit deferred compensation plan. Under the non-qualified deferred compensation plan, executive officers may defer all or a portion of their salary or bonus. PacifiCare also offers a stock unit deferred compensation plan under which executive officers may defer all or a portion of their bonuses into units of PacifiCare's Class B Common Stock. Under the stock unit plan, the CEO may defer all or a portion of his base salary in addition to deferring his bonus. A risk premium is applied to all amounts deferred under this plan. At the time of deferral, the amount deferred, multiplied by the risk premium, is converted into units of the Class B Common Stock at a price of the Class B Common Stock determined by the Committee based on the closing price of the stock on the Nasdaq National Market. Distributions under the stock unit plan are made in shares of PacifiCare's Class B Common Stock.

     Finally, PacifiCare offers a statutory restoration plan where executive officers may defer the amount of their salary and/or bonus that they could defer under the terms of the 401(k) Plan, except for the application of statutory limits imposed by the Code for qualified plans. PacifiCare provides matching contributions up to a certain percentage and profit-sharing contributions to this plan.

1998 ACTIONS

     In 1998, the Committee reviewed and re-approved its charter and PacifiCare's executive compensation philosophy. It also requested that its consultants review the Committee's choice of comparative industry compensation data, which it uses for compensation comparisons. The Committee has emphasized that use of comparative compensation data should be periodically reviewed and updated consistent with PacifiCare's growth and strategic business plans.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) and the regulations promulgated thereunder ("Section 162(m)") limit the tax deduction to $1 million for compensation paid to PacifiCare's most highly compensated executive officers. Certain types of compensation are deductible only if performance criteria are specified in detail and stockholders have approved the compensation arrangements. In response to the requirements of Section 162(m), the Committee administers the Employee Plan, the MICP, the Premium Priced Plan and has obtained shareholder approval for each of these plans. The Committee has increased the maximum dollar award to be awarded under the MICP from $1 million to $2 million. PacifiCare is seeking shareholder approval for the increase in the maximum amount to be awarded under the MICP in order to comply with Section 162(m) and to continue to allow the awards under the MICP to be exempt from the $1 million pay cap imposed by Section 162(m). The Committee believes that PacifiCare is in compliance with Section 162(m) and intends to continue to comply with the requirements of Section 162(m) unless the Committee feels that required changes would not be in the best interest of PacifiCare or its shareholders.

CEO COMPENSATION

     In 1997, the Committee increased the salary of Alan Hoops, PacifiCare's Chief Executive Officer, to $860,000 to align Mr. Hoops' salary with the salaries of CEO's of companies of similar size, organization, complexity and marketplace orientation of PacifiCare after the acquisition of FHP International Corporation. For 1998, Mr. Hoops received no increase in annual base salary and no bonuses as a result of PacifiCare's results in 1997. After a review of salaries of peer companies and in recognition of Mr. Hoops' performance and the performance of PacifiCare in 1998, the Committee increased Mr. Hoops' base salary for 1999 to $920,000.

     Mr. Hoops earned approximately $1.2 million in MICP compensation for fiscal 1998 performance. Mr. Hoops received the maximum incentive award under the 1998 MICP for surpassing the maximum performance goal for EPS specified in the 1998 MICP. A portion of Mr. Hoops' 1998 MICP Bonus was attributable to a one-time incentive under the MICP where executive officers received bonuses in excess of the maximum payable under the MICP for the achievement of maximum performance objectives. Bonuses awarded under this one-time incentive are payable in installments over a three-year period. In order to receive each installment, Mr. Hoops must be employed by PacifiCare at the time of payment and PacifiCare must achieve target EPS for the prior year.

     Mr. Hoops received a grant of non-qualified stock options ("NQSOs") during 1998 to purchase 15,000 shares of PacifiCare's Class B Common Stock at $72.875 per share (the fair market value of the stock at the time of grant). The NQSOs vest 25 percent per year following the first year of grant.

     The foregoing report has been furnished by:

                                          David R. Carpenter, Chairman
                                          Richard M. Burdge
                                          Warren E. Pinckert II
                                          Lloyd E. Ross

                               PERFORMANCE GRAPH

     The following performance graph compares the performance of the cumulative total return to the stockholders of PacifiCare's Class B Common Stock during the previous five years in comparison to the cumulative total return on the Standard & Poor's Health Care Composite Index and Standard & Poor's 500 Stock Index. PERFORMANCE GRAPH

                                                PACIFICARE HEALTH SYS -CL
                                                            B                    HEALTH CARE-500              S&P 500 INDEX
                                                -------------------------        ---------------              -------------
Sep-93                                                     100                         100                         100
Sep-94                                                     213                         117                         104
Sep-95                                                     193                         164                         134
Sep-96                                                     245                         211                         162
Dec-96                                                     242                         220                         175
Dec-97                                                     149                         311                         234
Dec-98                                                     226                         444                         301

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     PacifiCare and its subsidiaries purchased health care services from hospitals owned and managed by UniHealth totaling $24.5 million for the year ended December 31, 1998. UniHealth purchased health care coverage from PacifiCare and its subsidiaries in the amount of $1.8 million for the year ended December 31, 1998. Amounts receivable from UniHealth were $0.6 million at December 31, 1998.

     Joseph S. Konowiecki, Secretary and General Counsel of PacifiCare, is the sole shareholder of Joseph S. Konowiecki, a Professional Corporation, a California professional corporation, which is a partner of the law firm of Konowiecki & Rank LLP. PacifiCare purchased legal services from Konowiecki & Rank LLP in the amount of $7.1 million for the year ended December 31, 1998. The amount payable to Konowiecki & Rank LLP at December 31, 1998 was $0.6 million.

     In connection with the relocation of Robert Stearns, PacifiCare extended a loan in the amount of $125,000 to Mr. Stearns. The loan bears interest at the Internal Revenue Service mandated rate and is being forgiven in a series of annual installments over a five-year period beginning June 14, 1998. If Mr. Stearns is terminated for cause or Mr. Stearns terminates his employment for reasons other than death or disability, Mr. Stearns will be obligated to repay the outstanding balance on the loan. As of December 31, 1998, the entire principal amount remained outstanding.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     PacifiCare believes that during 1998, all filings with the Securities and Exchange Commission of its officers, directors and 10 percent shareholders complied with the requirement for reporting ownership and changes in ownership of PacifiCare's Common Stock pursuant to Section 16(a) of the Exchange Act, except that Patrick E. Feyen, Terry O. Hartshorn, Alan R. Hoops, Mary C. Langsdorf, Wanda A. Lee, Linda M. Lyons, M.D. and Eric D. Sipf each did not file a report for one transaction on a timely basis. Once discovered, these oversights were promptly corrected.

                     APPROVAL OF PERFORMANCE OBJECTIVES OF,
                 AND MAXIMUM AWARDS UNDER, THE 1996 MANAGEMENT
                          INCENTIVE COMPENSATION PLAN
                             (ITEM 3 ON PROXY CARD)

     The following is a summary of the modifications to Management Incentive
Plan.

DESCRIPTION OF THE MANAGEMENT INCENTIVE PLAN

     The Compensation Committee administers the Management Incentive Plan or MICP. All of the members of the Compensation Committee are Directors who are considered outside directors for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Under the terms of the Management Incentive Plan, any officer or full-time employee of PacifiCare or any subsidiary of PacifiCare who has a direct, significant, and measurable impact on the attainment of PacifiCare's or any of its subsidiary's annual growth and profitability objectives, as determined by the Compensation Committee, may be eligible to participate in the Management Incentive Plan. Of the eligible participants, the Compensation Committee has total discretion to determine who receives awards under the plan. The number of eligible participants of the Management Incentive Plan, as of the date hereof, totals approximately 380 of the executive officers and key employees of PacifiCare.

     Awards granted under the Management Incentive Plan are based on the achievement of performance objectives established by the Compensation Committee for each plan year. The performance objectives are based on any of the following qualifying performance criteria:

 (1) revenue(sales);

 (2) cash flow;

 (3) earnings per share (including earnings before interest, taxes and amortization);

 (4) return on equity;

 (5) total shareholder return;

 (6) return on capital;

 (7) return on assets or net assets;

 (8) income or net income;

 (9) operating income or net operating income;

(10) operating profit or net operating profit;

(11) operating margin;

(12) market share;

(13) member satisfaction; or

(14) employee satisfaction.

     The Committee may establish for any prospective award a single qualifying performance criterion or any combination of criteria, on either a consolidated basis or a subsidiary operating unit level, and may measure performance either on an absolute basis, relative basis against a pre-established target, a peer group's performance, or prior year's performance. The qualifying performance criteria may include or exclude any or all of the following items as the Compensation Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; and effects of divestitures. Any such qualifying performance criteria or combination of such criteria may apply to a Participant's award opportunity in its entirety or to any designated portion of the award. Class A Common Stockholders are being requested at the Annual Meeting to reapprove the qualifying performance criteria to ensure awards granted under the Management Incentive Plan continue to be performance-based compensation and deductible under Section 162(m).

     No later than 90 days after the commencement of each Plan Year, the Committee establishes, in writing, which of the qualifying performance criteria will be used to determine strategic performance objectives for that Plan Year. At such time, the Compensation Committee will establish minimum performance objectives below which no awards will be earned, maximum performance objectives above which awards will not be affected, and the formula for computing each Participant's award. The performance objectives for any portion of the Management Incentive Plan that is intended by the Compensation Committee to satisfy the requirements for "performance-based" compensation under Section 162(m) shall be based on one or more qualifying performance criteria. The corporate performance objectives established for the 1999 Plan Year are based upon PacifiCare meeting certain earnings per share targets. If the performance objectives are satisfied, the Committee shall certify in writing, prior to the payment of any performance award, that such objectives were satisfied.

     If the Compensation Committee determines the established performance measures are no longer suitable due to a change in PacifiCare's business, operations, corporate structure, capital structure, or other conditions as determined by the Compensation Committee to be material, the Compensation Committee will have sole discretion during the Plan Year to modify the performance objectives as considered appropriate and equitable. No adjustment, however, will decrease the minimum performance goal applicable to an Executive Officer, or otherwise have the potential effect of increasing the amount of compensation that would be payable to an Executive Officer upon the attainment of the original performance goals and no adjustment will be inconsistent with the terms of the Management Incentive Plan.

     Under the terms of the Management Incentive Plan, the Compensation Committee may not adjust individual awards to reflect an overall evaluation of performance at the end of each plan year. The Management Incentive Plan, however, permits the Compensation Committee to make discretionary incentive awards to participants, including Executive Officers, who are determined by the Compensation Committee to have positively impacted directly on the attainment of the performance objectives established by the Compensation Committee.

     Under Section 162(m), the establishment of awards for Executive Officers is subject to, and contingent upon, stockholder approval of the material terms of the performance objectives. Material terms include: (i) a general description of the business criteria on which the performance objective is based; and (ii) either the maximum amount of the compensation to be paid, or the formula used to calculate the amount of compensation if such performance objective is obtained, and may exclude the precise targets below which no compensation will be paid, or above which no additional awards will be made. Absent a change in the material terms of the performance objectives, PacifiCare will be required to obtain reapproval of the material terms of the qualifying performance criteria from its stockholders at its 2004 annual meeting if the qualifying performance criteria are approved at this year's Annual Meeting.

     As currently in effect, any award that a participant may receive under the Management Incentive Plan is based solely upon a formula. Pursuant to this formula, a participant will receive between 10 percent and 75 percent of base salary (depending upon the level of the Executive Officer) if the minimum targeted performance objective is achieved. The percentage of base salary increases to an amount between 20 percent and 150 percent (depending upon the level of the Executive Officer) if the maximum targeted performance objective is achieved. Currently, the maximum award which a participant may receive pursuant to the Management Incentive Plan is $1 million. PacifiCare is proposing to increase the maximum award to $2 million.

     Awards based on achieving certain performance objectives (assuming stockholder approval of the criteria) will qualify as performance-based compensation under Section 162(m). Any discretionary incentive awards, however, will not qualify as performance-based compensation for purposes of the Section 162(m) and may be subject to the $1 million deduction limitation of Section 162(m).

MODIFICATIONS TO THE MANAGEMENT INCENTIVE PLAN

     We are requesting that the Class A Common Stockholders reapprove the following qualifying performance criteria upon which performance objectives may be determined for each Plan Year:

 (1) revenue(sales);

 (2) cash flow;

 (3) earnings per share (including earnings before interest, taxes and amortization);

 (4) return on equity;

 (5) total shareholder return;

 (6) return on capital;

 (7) return on assets or net assets;

 (8) income or net income;

 (9) operating income or net operating income;

(10) operating profit or net operating profit;

(11) operating margin;

(12) market share;

(13) member satisfaction; or

(14) employee satisfaction.

     In addition, the Class A Common Stockholders are being requested to approve an increase in the maximum award from $1 million to $2 million for any individual participant.

REASON FOR PROPOSAL

     We are submitting these modifications to stockholder approval to qualify the awards as performance-based compensation under U.S. tax law and to preserve our ability to deduct compensation for tax purposes. Since awards granted under the Management Incentive Plan are based on a percentage of salary and application of this percentage to the salaries of certain participants would result in awards in excess of $1 million, PacifiCare wishes to increase the maximum amount which may be granted under the Management Incentive Plan to retain the deductibility under Section 162(m) of awards granted to these individuals.

     The Compensation Committee unanimously approved the modifications to the Management Incentive Plan and the Board of Directors recommends that the Class A Common Stockholders approve the modifications to the Management Incentive Plan.

                           APPROVAL OF AMENDMENTS TO
                         THE 1996 STOCK OPTION PLAN FOR
                      EXECUTIVE OFFICERS AND KEY EMPLOYEES
                             (ITEM 4 ON PROXY CARD)

     The following is a summary of the material provisions of the Employee Plan and the proposed amendments; it should, however, be read in conjunction with, and is qualified in its entirety by reference to the complete text of the amendments which are attached hereto as Exhibit D.

DESCRIPTION OF THE EMPLOYEE PLAN

     Officers, key employees and consultants are eligible to receive awards granted under the Employee Plan. The number of eligible participants of the Employee Plan as of the date hereof, totals approximately 1,560 of

PacifiCare's key employees and officers. Directors who are also officers of PacifiCare may receive awards under the Employee Plan.

     The Employee Plan is administered by the Compensation Committee that consists of Directors who are both "Disinterested Persons" as that term is defined under Rule 16b-3 of the Exchange Act and outside directors for purposes of Section 162(m). The Committee possesses absolute discretion in determining to whom awards may be granted, the types of awards granted, the number of shares of Class A Common Stock or Class B Common Stock subject to the award and the terms and conditions of such awards consistent with the Employee Plan. No participant, however, may be granted awards for more than 200,000 shares during any year. The Compensation Committee also has the power to interpret the Employee Plan and any award granted under the plan and to adopt such rules as may be necessary to interpret, regulate or administer the Employee Plan. If the Amended Certificate is approved, all references to Class B Common Stock contained in the description of the Employee Plan shall refer to the Reclassified PacifiCare Common Stock.

     Awards granted under the Employee Plan may take the form of incentive stock options which qualify under Section 422 of the Internal Revenue Code, NQSOs and stock appreciation rights. In addition, PacifiCare may grant shares of Class B Common Stock in lieu of cash compensation other than base salary ("Stock Payments").

     SARs compensate holders for an increase in value of the underlying common stock during the period commencing with the grant of the SAR until such rights are exercised. A SAR may be granted either with or independently of an option. Currently, on each December 31, additional shares of Common Stock become available for awards under the Employee Plan in an amount equal to two (2) percent of the then outstanding shares of Common Stock. The Amendment will revise the time when additional shares become available from December 31 to June
30. The maximum number of shares of Common Stock available for ISOs under the Employee Plan is 1,800,000.

     The Compensation Committee may approve a payment in Class B Common Stock to any employee who otherwise may be entitled to a cash payment, other than base salary, such as in a payment under one of PacifiCare's benefit plans or as an incentive to join PacifiCare. The Class B Common Stock issued as a stock payment under the Employee Plan will be valued at its fair market value on the date of payment.

     The per share exercise price of the Common Stock subject to an option shall not be less than 100 percent of the fair market value of such Common Stock on the date of grant. If an ISO is granted to an individual or entity who owns more than 10 percent of the total combined voting power of the Company or of any subsidiary or parent, the per share exercise price for the Common Stock subject to such ISO shall not be less than 110 percent of the fair market value of the Common Stock on the date of grant. ISOs must be exercised within the earlier of 10 years after being granted (within five if granted to a 10 percent Shareholder).

     Generally, options granted under the Employee Plan may not be exercised within the first year after their grant and terminate three months after an employee's termination for any reason, or one year after an employee's death or disability. Options held for more than six months will automatically vest upon a Change of Control (as defined in the Employee Plan).

     SARs unrelated to options may be granted at any time. SARs related to NQSOs may be granted either at the time such options are granted or at any time thereafter. SARs related to an ISO may only be granted at the time the ISO is granted. All SARs granted to persons subject to Section 16(b) of the Exchange Act may not be exercised any time prior to six months after the grant of such SAR. SARs related to options are exercisable only when and to the extent the related options are exercisable. Upon the exercise of an SAR related to an option, the holder will be entitled to receive the difference between the exercise price per share of the option and the fair market value of a share of Common Stock on the date of exercise multiplied by the number of shares subject to the SAR. Upon the exercise of an SAR not related to an option, the holder will be entitled to receive the difference between the fair market value of a share of Common Stock on the date of exercise of the SAR and the fair market of a share of Common Stock on the date of grant multiplied by the number of shares subject to the SAR. Upon the exercise of a SAR, payment shall be made in cash or at the discretion of the Committee, in whole shares of Common Stock.

     A participant may exercise an award by written notice to the Secretary or Chief Financial Officer of PacifiCare. In the case of options, the notice must be accompanied by the full purchase price of the Common Stock. The purchase price may be paid in cash, or with the consent of the Compensation Committee, by tender of shares of any class of Common Stock or through a cashless exercise of options or any combination thereof. Shares of any class of PacifiCare's Common Stock tendered in exercise of options are valued at their fair market value on the date of delivery to PacifiCare.

     During 1998, the following individuals and groups were granted NQSOs under the Employee Plan: Mr. Hoops 15,000 shares, Mr. Folick 12,500 shares, Mr. Stearns 50,000 shares, Mr. Bowlus 10,000 shares, Dr. Lyons 10,000 shares, Mr. Wing 10,000 shares; all Executive Officers as group (18 persons) 267,115 shares; and all employees who are not Executive Officers as a group 801,695 shares. The aggregated market value of the Common Stock underlying outstanding awards as of December 31, 1998 was $282,655,000.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a description of the federal income tax consequences under the Internal Revenue Code of the grant and exercise of the benefits awarded under the Employee Plan.

     Non-Qualified Stock Option. There will be no federal income tax consequences to either the employee or PacifiCare on the grant of a NQSO. On the exercise of a NQSO, the employee will have taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. PacifiCare will be entitled to a tax deduction in an amount equal to such excess, provided PacifiCare complies with applicable withholding or reporting rules. Any ordinary income realized by an employee upon exercise of a NQSO will increase the employee's tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a NQSO, employees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

     An employee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

     If PacifiCare delivers cash (in lieu of fractional shares) or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income equal to the cash and the fair market value as of the date of exercise of any shares delivered to him. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

     Incentive Stock Options. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an ISO, although the employee will have a tax preference item in the year of exercise for purposes of the alternative minimum tax equal to the amount by which the fair market value of the shares of Common Stock received on the date of exercise exceeded the option price and PacifiCare will not be entitled to any deduction. If an employee exercises an ISO and does not dispose of the shares within two years from the date the option was granted or within one year from the date shares were transferred to the employee, the entire gain, if any, realized upon disposition will be taxable to the employee as long-term capital gain. If an employee sells or exchanges the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and, provided the Company complies with applicable withholding or reporting requirements, the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount realized on the sale or exchange and (b) the fair market value of the shares on the date of option exercise over (2) the option price. Any additional gain realized on the sale or exchange will be long-term or short-term capital gain. If the disposition is by gift and violates the holding period requirements, the amount of the employee's ordinary income, and the Company's deduction, is equal to the fair market value of the shares on the date of exercise less the option price.

     An employee who surrenders shares of Common Stock as payment of the exercise price of his ISO generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an ISO in payment of the exercise price of another ISO will be a disqualifying disposition of such stock if the ISO holding period requirements described above have not been satisfied.

     Under the proposed Treasury Regulations, all of the shares received by an employee upon such stock exchange exercise will be subject to the ISO holding period requirements. Of those shares, a number of shares equal to the number of shares of Common Stock surrendered by the employee (the "Exchange Shares") will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were ISO shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the employee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The ISO holding period for all shares will be the same as if the option had been exercised for cash.

     If PacifiCare delivers cash (in lieu of fractional shares) or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income in an amount equal to the cash paid and the fair market value as of the date of exercise of any shares delivered to him. An amount equal to any such ordinary income will be deductible by PacifiCare.

     An ISO that is exercised by the employee more than three months after the employee retires will be treated as a NQSO for federal income tax purposes.

     SARs. There will be no federal income tax consequences to either the employee or PacifiCare on the grant of an SAR or during the period that the SAR remains outstanding. On the exercise of an SAR, the amount that the employee is paid, whether in Common Stock or cash, is taxable to the employee as ordinary income and PacifiCare is entitled to a corresponding deduction, provided it complies with applicable withholding requirements. Upon the sale of Common Stock acquired by exercise of an SAR, the employee will realize long-term or short-term capital gain or loss, depending upon his holding period for such stock, with the tax basis in the Common Stock being the ordinary income realized upon exercise.

     Stock Payments. An employee who received a payment of stock will have compensation income equal to the fair market value of the stock received and the Company will have a deduction in the same amount.

     Parachute Payments. The exercise of any portion of an option that is accelerated, as a result of a change in control or a similar event, may cause payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to PacifiCare in whole or in part and may subject the employee to a non-deductible 20 percent federal excise tax on all or a portion of such payment.

     ERISA. The Employee Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to the qualified under Section 401(a) of the Code.

AMENDMENTS TO THE EMPLOYEE PLAN

     The Amendments to the Employee Plan will change the date when additional shares become available for awards under the Employee Plan. Currently, on December 31 of each year, additional shares become available for awards under the Employee Plan in an amount equal to two percent of the outstanding Common Stock. If the Amendment is adopted, the date on which the additional shares will become available will be June 30 of each year. Accordingly, if adopted, beginning on June 30, 1999, and on each June 30 thereafter, an additional number of shares of Common Stock, equal to two percent of the outstanding shares of Common Stock as of June 30, will be made available for Awards granted under the Employee Plan.

     The effectiveness of the Amendment is subject to approval of the majority of Class A Common Stockholders represented in person or by proxy at the Annual Meeting. If the Amendment to the Employee Plan is not approved, any additional shares added prior to stockholder action will be canceled. The Amendment is being submitted for shareholder approval in order to satisfy Rule 16b-3 of the Exchange Act and Section 162(m) of the Code.

REASON FOR PROPOSAL

     To recruit and retain executive officers and key employees, the Company is changing the date on which additional shares are added to the plan to ensure that there are a sufficient number of shares available for awards under the Employee Plan during 1999.

     The Board of Directors unanimously approved the amendment to the Employee Plan and recommends that the Class A Common Stockholders approve the amendment to the Employee Plan.

                        APPROVAL OF AMENDED AND RESTATED
                           1996 NON-OFFICER DIRECTORS
                               STOCK OPTION PLAN
                             (ITEM 5 ON PROXY CARD)

     The Board of Directors has approved the Amended and Restated 1996 Non-Officer Directors Stock Option Plan (the "Amended Directors Plan"). The full text of the Amended Directors Plan is attached hereto as Exhibit E and is incorporated herein by reference. The summary of the Amended Directors Plan is qualified in its entirety by reference to the full text of the Amended Directors Plan. If the Amended Certificate is approved, all references to Class B Common Stock contained in the description of the Amended Directors Plan and the Directors Plan shall refer to Reclassified Common Stock.

DESCRIPTION OF THE PACIFICARE DIRECTORS STOCK OPTION PLAN

     Under the Directors Plan, non-officer directors of PacifiCare who are not eligible to receive awards under the Employee Plan are automatically granted NQSOs to purchase 5,000 shares of PacifiCare Class B Common Stock on December 31 of each year; provided that, during the 12 preceding months, the directors served on the PacifiCare Board of Directors. As of the date hereof, ten directors are eligible to participate in the Directors Plan. Currently, no more than 390,000 shares of PacifiCare Class B Common Stock are available for NQSOs under the Directors Plan. In addition, upon being elected to the Board of Directors, each non-officer Director is automatically granted options to purchase 10,000 shares of Class B Common Stock. The Board also has the authority to make discretionary grants under the Directors Plan.

     The per share exercise price of the shares of Class B Common Stock subject to any NQSO granted under the Directors Plan is 100 percent of the fair market value of the shares on the date of grant. NQSOs granted under the Directors Plan vest in four cumulative installments of 25 percent of the shares of Class B Common Stock covered by each NQSO beginning on the first anniversary of the date of the grant.

     NQSOs granted under the PacifiCare Directors Stock Option Plan may not be exercised after the earlier of the expiration of 10 years from the date the NQSO was granted or the expiration of one year from the time the optionee voluntarily or involuntarily ceases to serve as a director of PacifiCare for any reason, including disability or death. In addition, the Directors Plan provides for an automatic and immediate acceleration of the vesting of all NQSOs granted under the Directors Plan that have been held for at least six months upon the occurrence of a Change of Control of PacifiCare (as defined in the Employee
Plan) or upon the liquidation or dissolution of PacifiCare.

     During 1998, Messrs. Anderson, Beam, Burdge, Call, Carpenter, Leary, Pinckert, Reed and Ross and Ms. Smith were each granted NQSOs to purchase 5,000 shares of Class B Common Stock and no discretionary grants were made. The aggregate market value of the Class B Common Stock underlying NQSOs outstanding under the Directors Plan as of December 31, 1998 was $16,425,000.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors Plan generally have the same federal income tax consequences of NQSOs described under "Federal Income Tax Information" in Proposal 4 above.

DESCRIPTION OF THE AMENDED DIRECTORS PLAN AND REASON FOR PROPOSAL

     The Amended Directors Plan amends Section 2 of the PacifiCare Directors Stock Option Plan to change the date on which Directors will receive their automatic grant of 5,000 NQSOs each year from December 31 of each year to June 30 of each year beginning on June 30, 1999, if approved by the Class A Common Stockholders. The date on which the Directors will receive their automatic grant of options under the Amended Directors Plan is being changed for consistency with the modifications to the Employee Plan. The Amended Directors Plan also incorporates all amendments to the Directors Plan since its initial approval in 1996.

     The Amended Directors Plan is being submitted to the holders of PacifiCare Class A Common Stock for approval at the Annual Meeting in order to retain its exemption under Section 16(b) of the Exchange Act.

     The Board of Directors approved the Amended Directors Plan and recommends that the Class A Common Stockholders approve the Amended Directors Plan.

                  RELATIONSHIP OF CERTIFIED PUBLIC ACCOUNTANTS

     Our Board has selected Ernst & Young LLP as PacifiCare's independent public accountants for the current fiscal year. They have served in this capacity since 1984.

     We expect representatives of Ernst & Young LLP to attend the Annual Meeting, make a statement if they so desire, and be available to respond to appropriate questions. If possible, such questions should be submitted in writing to PacifiCare, at least 10 days prior to the Annual Meeting, at P.O. Box 25186, Santa Ana, California 92799-5186, Attention: Mr. David K. Erickson, Director, Investor Relations.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     At the time this Proxy Statement was published, the Board of Directors knew of no other matters constituting a proper subject for action by the stockholders which would be presented at the Annual Meeting. However, if any other business should come before the meeting for stockholder action, the persons acting under proxies in the enclosed Proxy Card will vote thereon in accordance with their best judgment.

                            STOCKHOLDERS' PROPOSALS

     If you want to consider including a proposal in our 2000 Proxy Statement, you must deliver it to PacifiCare's Investor Relations department no later than December 31, 1999. Proposals should be submitted in writing to Mr. David K. Erickson, Director, Investor Relations, P.O. Box 25186, Santa Ana, California 92799-5186. Unless a stockholder who wishes to bring a matter before the stockholders at PacifiCare's 2000 annual meeting of stockholders notifies the PacifiCare of such matter prior to [45 days prior to the year anniversary of mailing], management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

SOLICITATION OF PROXIES

     PacifiCare will pay the entire cost of the solicitation of proxies of holders of Class A Common Stock and Class B Common Stock, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to its stockholders. PacifiCare has engaged the firm of Georgeson & Company, Inc. ("Georgeson") to assist it in the distribution and solicitation of proxies and has agreed to pay Georgeson a fee of $ plus expenses for its services. Copies of the solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of

Class A Common Stock and Class B Common Stock beneficially owned by others to forward to such beneficial owners. PacifiCare may reimburse persons representing beneficial owners of Class A Common Stock and Class B Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, letter or personal solicitation by PacifiCare's Directors, officers or employees and by Georgeson. No additional compensation will be paid to Directors, officers or employees for such services.

     NOTE: UPON WRITTEN REQUEST OF ANY STOCKHOLDER ENTITLED TO RECEIVE THIS PROXY STATEMENT, PACIFICARE WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE ADDRESSED TO PACIFICARE AT P.O. BOX 25186, SANTA ANA, CALIFORNIA 92799-5186,
ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE REQUEST MUST INCLUDE
REPRESENTATION BY THE STOCKHOLDER THAT, AS OF                            , 1999,
SAID SHAREHOLDER WAS A STOCKHOLDER OF PACIFICARE ON SUCH DATE.

                                          By order of the Board of Directors

                                          Joseph S. Konowiecki
                                          Secretary

                                   EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PACIFICARE HEALTH SYSTEMS, INC.

                                       I.

     The name of this Corporation is: PacifiCare Health Systems, Inc.

                                      II.

     The address of its registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware. The name of its registered agent at such address is the Corporation Trust Company.

                                      III.

     The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                      IV.

     A. PacifiCare Health Systems, Inc. (the "Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of stock which the Corporation shall have authority to issue is two hundred forty million (240,000,000). The total number of shares of Common Stock which the Corporation shall have authority to issue is two hundred million (200,000,000), and the par value of each share of such Common Stock shall be one cent ($0.01). The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is forty million (40,000,000), and the par value of each share of Preferred Stock shall be one cent ($0.01). Upon filing of this Amended and Restated Certificate of Incorporation, each Class A Common Share and each Class B Common Share outstanding immediately prior to such filing shall automatically be changed, reclassified and converted, without any action on the part of any holder thereof, into one (1) share of Common Stock.

     B. The powers, preferences and rights of the holders of Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law, and subject to the powers, preferences and rights of the holders of Preferred Stock, as provided in or as otherwise determined by the Board of Directors pursuant to paragraph C of this Article IV.

     1. Dividends. Dividends may be declared and paid to the holders of the Common Stock in cash, property, or other securities of the Corporation out of any funds legally available therefor. If and when dividends on the Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in securities of the Corporation, the holders of the Common Stock shall be entitled to share equally, on a per share basis in such dividends.

     2. Distribution on Dissolution, Etc. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the remaining net assets of the Corporation shall, after payment in full of the liquidation preference, if any, of any outstanding Preferred Stock, be distributed pro rata to the holders of the Common Stock.

     3. Voting Rights. At each annual or special meeting of the stockholders, each holder of the Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his name on the stock transfer records of the corporation in connection with the election of directors and all other actions submitted to a vote of stockholders.

     C. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General

Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, and to establish from time to time the number of shares constituting any such series; and, subject to the express terms of any series of Preferred Stock outstanding, to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. The Board of Directors shall designate each series to distinguish it from other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions and qualifications of the shares of the series, including, without limitation, any preferences, voting powers, dividend rights and redemption, sinking fund and conversion rights. Subject to the express terms of any series of Preferred Stock outstanding, the Board of Directors may increase or decrease the number of shares or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock by fixing or altering in any one or more respects from time to time before issuing the shares, any terms, rights, restrictions and qualifications of the shares. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series (unless the Preferred Stock Designation relating thereto provides otherwise).

                                       V.

     The number of Directors of the Corporation shall be twelve. The number of Directors may hereafter be fixed from time to time by bylaw or amendment to this Certificate of Incorporation duly adopted by the Board of Directors, provided, however, that the number of Directors shall not be more than twelve nor less than five.

                                      VI.

     A. The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III, respectively. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third ( 1/3) the extra Director shall be a member of Class I and if the fraction is two-thirds ( 2/3) one of the extra Directors shall be a member of Class I and the other shall be a member of Class
II. Each Director shall serve for a term to expire at the third annual meeting following the annual meeting at which such Director was elected, provided, however, that the Directors initially appointed to Class I shall serve for a term to expire at the third annual meeting next following February 14, 1997, the Directors initially appointed to Class II shall serve for a term to expire at the second annual meeting next following February 14, 1997, and the Directors initially appointed to Class III shall serve for a term to expire at the first annual meeting next following February 14, 1997.

     B. In the event of any increase or decrease in the authorized number of Directors, (1) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal, and (2) the newly created or eliminated Directorships resulting from such increase or decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible and subject to clause (1) of this paragraph, bring the number of Directors in the respective classes into conformity with the formula in this Article, as applied to the new authorized number of Directors.

     C. Notwithstanding any of the foregoing provisions of this Article, each Director shall serve until his successor is elected and qualified or until his death, resignation or removal. A Director shall not be removed from office prior to the expiration of his term except by the affirmative vote or written consent of stockholders entitled to cast not less than sixty-six and two-thirds percent (66 2/3%) of the total votes entitled to be cast in an election of Directors. Should a vacancy occur or be created, the remaining Directors (even though less than a quorum) may fill the vacancy for the full term of the class in which the vacancy occurs or is created.

                                      VII.

     A. In addition to requirements of any applicable statute, the affirmative vote or written consent of not less than 66 2/3% of the total votes entitled to be cast in an election of Directors, considered for purposes of this Article as one class, shall be required for approval or authorization of any Business Transaction (as hereinafter defined) between the Corporation and any Control Person (as hereinafter defined), provided, however, that such additional voting requirement shall not be applicable if:

          (1) The Business Transaction was approved by a two-thirds vote of the Board of Directors of the Corporation prior to the acquisition by the Control Person, together with its Affiliates and Associates (as hereinafter defined), of stock of the Corporation, which, in the aggregate, bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors; or

          (2) The Business Transaction was approved by a two-thirds vote of the Board of Directors of the Corporation after the acquisition by the Control Person, together with its Affiliates and Associates, of stock of the Corporation, which, in the aggregate, bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, and such acquisition by such Control Person and its Affiliates and Associates was unanimously approved by the Board of Directors of Corporation; or

          (3) The Business Transaction is solely between the Corporation and another corporation, 50% or more of the voting stock of which is owned by the Corporation and none of which is owned by a Control Person, and each holder of stock of the Corporation receives the same type of consideration in proportion to his holdings; or

          (4) Both of the following are satisfied:

             (A) the cash or fair market value of the property, securities or other consideration to be received per share in the Business Transaction by holders of the stock of the Corporation is not less than the higher of (i) the highest price per share (including brokerage commissions, soliciting dealers' fees, dealer-management compensation, and other expenses, including, but not limited to, newspaper advertisements, printing and attorney's fees) paid by such Control Person in acquiring any of its holdings of the Corporation's stock, or (ii) the highest per share market price of the stock of the Corporation during the 3-month period immediately preceding the date of the proxy statement described in (B) below; and

             (B) a proxy statement satisfying the requirements of the 1934 Act shall be mailed to public stockholders of the Corporation for the purpose of soliciting stockholder approval of such Business Transaction and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Transaction which the Continuing Directors, or any of them, may choose to state, and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or unfairness) of the terms of such Business Transaction, from the point of view of the remaining public stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation upon receipt of such opinion).

     B. For the purposes of this Article:

          1. The term "Control Person" shall mean and include any individual, corporation, partnership or other person or entity which, together with its Affiliates and Associates, "beneficially owns" (as this term is defined on the date on which this Article becomes effective in Rule 13d-3 of the General Rules and Regulations under the 1934 Act) in the aggregate, stock of the Corporation, which bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, and any Affiliate or Associate (as those terms are defined on the date of which this Article is adopted in Rule 12b-2 of the General Rules and Regulations under the 1934
     Act) of any such individual, corporation, partnership or other person or entity;

          2. The term "Business Transaction" shall mean (a) any merger or consolidation of the Corporation with or into a Control Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary, to a Control Person, (c) any merger of consolidation of a Control Person with or into the Corporation or a subsidiary of the Corporation, (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part (as hereinafter defined) of the assets of a Control Person to the Corporation or a subsidiary of the Corporation, (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Control Person, (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Control Person, (g) any reclassification or recapitalization (including any reverse stock split) involving stock of the Corporation, consummated within five (5) years after a Control Person becomes a Control Person, (h) any plan or proposal by a Control Person for the dissolution or liquidation of the Corporation, and (i) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Transaction;

          3. The term "Continuing Director" shall mean any Director who was elected by the public stockholders of the Corporation prior to the acquisition by the Control Person, together with its Affiliates and Associates, in the aggregate, of stock of the Corporation, which bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, or a person recommended to succeed a Continuing Director by a majority of Continuing Directors;

          4. The term "Substantial Part" shall mean more than 10% of the total assets of the Corporation in question as of the end of its most recent fiscal year ending prior to the time that the determination is being made;

          5. Without limitation, any stock of the Corporation which any Control Person has the right to acquire at any time pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed outstanding and beneficially owned by such Control Person for purposes of this Article only;

          6. For the purpose of subparagraph 4 of paragraph A of this Article, the phrase, "other consideration to be received" shall include, without limitation, stock of the Corporation retained by its existing public stockholders in the event of a Business Transaction with such Control Person in which the Corporation is the surviving corporation.

     C. The provisions set forth in this Article shall not be repealed or amended in any respect or in any manner, including in any merger or consolidation of the Corporation with any other corporation, unless the surviving or resulting corporation's Certificate of Incorporation contains an Article to the same effect as this Article, except by the affirmative vote or written consent of not less than 66 2/3% of the total votes entitled to be cast in an election of Directors attributable to stock owned by persons other than a Control Person.

     D. A majority of the Continuing Directors shall have the power and duty to determine for purposes of this Article on the basis of information known to them:

          1. Whether any proposed transaction is a Business Transaction and within the scope of this Article;

          2. Whether a stockholder is a Control Person; and

          3. For the purposes of subparagraph 4 of paragraph A, the per share market value to be paid to stockholders in the Business Transaction and the highest per share price paid by the Control Person in acquiring any of its holdings of the Corporation's stock.

                                     VIII.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                      IX.

     No Director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under
Section 174 of Title 8 of the Delaware Code (relating to the Delaware General Corporation Law) or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the corporation or its stockholders, (ii) shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or, (iv) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article Nine, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Nine, shall eliminate or reduce the effect of this Article Nine in respect of any matter occurring or any cause of action, suit or claim that, but for this Article Nine would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        PACIFICARE HEALTH SYSTEMS, INC.

     PACIFICARE HEALTH SYSTEMS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: The original Certificate of Incorporation was filed with the Secretary of State of Delaware on August 2, 1996 under the name N-T Holdings, Inc.

     SECOND: The Amended and Restated Certificate of Incorporation of PacifiCare Health Systems, Inc. in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

     THIRD: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed by its President on this      day of             , 1999.

                                          PACIFICARE HEALTH SYSTEMS, INC.

                                          By:
                                            ------------------------------------
                                            Jeffrey M. Folick
                                            President

                                   EXHIBIT B

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT, is made and entered into as of May 4, 1999, by and between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation ("PacifiCare"), and UNIHEALTH FOUNDATION, a California nonprofit public benefit corporation ("UniHealth").

                                    RECITALS

     WHEREAS, PacifiCare proposes to combine (the "Recapitalization") its Class A Common Shares and Class B Common Shares into a single class of Common Stock (the "Common Stock") with the Class A Common Shares being renamed Common Stock and the Class B Common Shares being exchanged for Common Stock at an exchange rate of one share of Class B Common Shares for one share of Common Stock;

     WHEREAS, the Recapitalization, if approved, will be effected through an amendment to PacifiCare's Certificate of Incorporation (the "Amendment") in the form of Exhibit A hereto;

     WHEREAS, UniHealth currently owns 5,909,500 shares, or approximately 39.7%, of PacifiCare's outstanding Class A Common Shares and 285,000 shares of PacifiCare's outstanding Class B Common Shares and, as a result of the Recapitalization, would hold 6,194,500 shares, or approximately 13.58%, of PacifiCare's outstanding Common Stock (as constituted before and after the Recapitalization, such shares are referred to herein as the "UniHealth Shares");

     WHEREAS, in order to effect the Amendment and thereby the Recapitalization, PacifiCare must obtain approval of a majority of the Class A Common Shares and a majority of the Class B Common Shares outstanding on the record date for the PacifiCare Meeting of Stockholders (the "Approval");

     WHEREAS, PacifiCare desires to obtain UniHealth's agreement to vote the UniHealth Shares in favor of the Amendment at the Meeting of Stockholders;

     WHEREAS, UniHealth has become a charitable foundation under the Internal Revenue Code and has informed PacifiCare that it desires to diversify its holdings and reduce the number of UniHealth Shares it owns;

     WHEREAS, UniHealth could reduce its holdings through a private or public underwritten sale, a large block sale, open market sales or other means that could adversely affect the market value of PacifiCare's securities and adversely affect PacifiCare's ability to pursue its long term business plan;

     WHEREAS, PacifiCare believes that it is in the best interests of PacifiCare and its stockholders for PacifiCare to purchase a significant number of the UniHealth Shares from UniHealth, subject to and in accordance with the terms and conditions of this Agreement;

     WHEREAS, UniHealth is willing to agree to vote in favor of the Amendment and to sell 5,909,500 of the UniHealth Shares to PacifiCare, subject to and in accordance with the terms and conditions of this Agreement (the Recapitalization and the transactions with UniHealth pursuant to this Agreement are collectively referred to as the "Transaction");

     WHEREAS, the Board of Directors of PacifiCare has received a fairness opinion from its financial advisor, Warburg Dillon Read, to the effect that the Transaction is fair, from a financial point of view, to the stockholders of PacifiCare (the "Fairness Opinion"); and

     WHEREAS, the Board of Directors of PacifiCare has determined that the Transaction is in the best interest of the stockholders of PacifiCare and PacifiCare and has agreed to submit the Amendment for approval by the stockholders of PacifiCare at the Meeting of Stockholders.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties and covenants herein contained, the parties, intending to be legally bound, mutually agree as follows:

1. DEFINITIONS.

     1.1 DEFINITIONS. As used herein, the following terms have the following meanings:

        (a) "AMENDMENT" has the meaning set forth in the Recitals.

        (b) "APPROVAL" has the meaning set forth in the Recitals.

        (c) "APPROVAL DATE" means the date on which the Approval occurs.

        (d) "CLASS B SHARES" means the 285,000 shares of Common Stock acquired by UniHealth in exchange for the Class B Common Shares owned by UniHealth upon the filing of the Amendment.

        (e) "CLOSING PLACE" means the location where the Initial Closing, each of the Subsequent Closings and the Final Closing are consummated, which shall be at the offices of Konowiecki & Rank, 633 West Fifth Street, Los Angeles California, or at a place to be agreed to by UniHealth and PacifiCare.

        (f) "CREDIT AGREEMENT" means the Credit Agreement dated October 31, 1996, among NT Holdings, Inc. (now known as PacifiCare), The Bank of New York, The Bank of Nova Scotia, Banque Nationale de Paris, The Dai-ichi Kangyo Bank, Ltd., The Industrial Bank of Japan Limited, Rabobank Nederland, Sanwa Bank California, The Sumitomo Bank, Limited and Wells Fargo Bank, N.A. as Co-Agents, The Chase Manhattan Bank and Citicorp USA, Inc., as Managing Agents, Bank of America National Trust and Savings Association, as Agent, and the other financial institutions who are a party thereto, as amended by the First Amendment to Credit Agreement date as of August 15, 1997 and the Second Amendment to Credit Agreement dated December 31, 1997.

        (g) "FAIRNESS OPINION" has the meaning set forth in the Recitals.

        (h) "FINAL CLOSING" means the purchase and sale of the Final Shares pursuant to Section 4.3 below.

        (i) "FINAL CLOSING DATE" means February 15, 2001.

        (j) "FINAL SHARES" means all UniHealth Shares beneficially owned by UniHealth as of the date of this Agreement (which the parties believe is approximately 909,500), excluding the 285,000 shares of Common Stock acquired upon conversion of the Class B Shares, the Initial Shares, all of the Subsequent Shares and the Released Shares.

        (k) "FINANCIAL ADVISOR" means Warburg Dillon Read.

        (l) "INITIAL CLOSING" means the purchase and sale of the Initial Shares pursuant to Section 4.1 below.

        (m) "INITIAL CLOSING DATE" means the first business day immediately following the first thirty (30) trading days of the Common Stock on the Nasdaq National Market.

        (n) "INITIAL SHARES" means 1,000,000 of the UniHealth Shares.

        (o) "MEETING OF STOCKHOLDERS" means the annual meeting of stockholders of PacifiCare scheduled to be held on June 24, 1999, or such subsequent date designated by the Board of Directors of PacifiCare or a special meeting of stockholders of PacifiCare at which the Amendment is submitted for approval and any adjournment, postponement or continuation thereof.

        (p) "PRE-FINAL CLOSING PERIOD" has the meaning set forth in Section 7.1.

        (q) "PURCHASE PRICE" means, determined as of the applicable Initial Closing Date, Subsequent Closing Date or Final Closing Date for the repurchase of the Initial Shares, Subsequent Shares or Final Shares, as applicable, the average of the closing prices (last sales price) of one share of PacifiCare's Common Stock as quoted on the Nasdaq National Market (or if PacifiCare Common Stock is subsequently listed for trading on the New York Stock Exchange, then on the New York Stock Exchange) for the thirty (30) trading days immediately preceding such date (excluding the repurchase date itself) unless PacifiCare agrees to a different price in accordance with Section 9.2 below.

        (r) "RECAPITALIZATION" has the meaning set froth in the Recitals.

        (s) "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in Section
7.8 below.

        (t) "RELEASED SHARES" has the meaning set forth in Section 9.2 below.

        (u) "SALE TRANSACTION" means any transaction involving the sale, disposition, acquisition, transfer or "short sale" of, or grant of an option to purchase, the UniHealth Shares, or any hedging or similar transaction with the same economic effect as a sale of all or any of the UniHealth Shares.

        (v) "SUBSEQUENT CLOSING" means the purchase and sale of Subsequent Shares on each Subsequent Closing Date pursuant to Section 4.2 below.

        (w) "SUBSEQUENT CLOSING DATE" means each of November 15, 1999, February 15, 2000, May 15, 2000, August 15, 2000 and November 15, 2000.

        (x) "SUBSEQUENT SHARES" means, with respect to November 15, 1999, 1,000,000 of the UniHealth Shares, and with respect to February 15, 2000, May 15, 2000, August 15, 2000, November 15, 2000, 750,000 of the UniHealth Shares.

        (y) "TRANSACTION" has the meaning set forth in the Recitals.

     1.2 OTHER TERMS. All terms defined in the other Sections of this Agreement shall have the meaning ascribed to them in those Sections.

2. AGREEMENT TO VOTE.

     2.1 AMENDMENT. UniHealth hereby revokes any and all previous proxies with respect to the UniHealth Shares. Subject only to the conditions that (i) immediately prior to the Meeting of Stockholders, there are no conditions to PacifiCare's obligation to effect the Recapitalization and make the payment contemplated by Section 3 other than receipt of the Approval and (ii) there are no hearings scheduled by any court of competent jurisdiction or any governmental authority seeking any temporary restraining order, injunction, or other relief restraining, enjoining or otherwise prohibiting the holding of the Meeting of Stockholders, the consideration of the Amendment, the filing of the Amendment, or any other aspect of the Transaction, UniHealth irrevocably agrees to vote all of the UniHealth Shares in favor of the approval of the Amendment and otherwise act (including pursuant to written consent) with respect to all of the UniHealth Shares, for the approval of the Amendment and any action reasonably required in furtherance hereof or thereof, at the Meeting of Stockholders. In addition, UniHealth agrees to vote at the Meeting of Stockholders or at any other meeting or meetings of the stockholders of PacifiCare against: (a) any proposal or transaction which could prevent or delay the consummation of the Transaction;
(b) any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of PacifiCare in this Agreement, provided that PacifiCare advises UniHealth prior to the vote, that it believes that such action or agreement would have such an effect and the basis for such belief; (c) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving PacifiCare or any significant subsidiary of PacifiCare; (d) any sale, lease or transfer of all or substantially all of the of assets of PacifiCare or any significant subsidiary of PacifiCare; (e) any reorganization, recapitalization, dissolution or liquidation of PacifiCare or any significant subsidiary of PacifiCare other than the Amendment and Recapitalization; (f) any change in a majority of the Board of Directors of PacifiCare, or (g) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to PacifiCare and its stockholders of the Transaction as contemplated by this Agreement, provided that PacifiCare advises UniHealth prior to the vote that it believes such action would have such an effect and the basis for such belief. The voting agreements in this Section
2.1 shall remain in effect with respect to the UniHealth Shares until the earlier of (i) receipt of the Approval or (ii) the termination of this Agreement. Immediately prior to the Meeting of Stockholders, PacifiCare shall deliver to

UniHealth a certificate executed by its chief executive officer, president or chief operating officer and its chief financial officer or secretary substantially in the form of Exhibit B hereto.

     2.2  PROXY; FURTHER ASSURANCES.

        (a) with the execution of this Agreement, UniHealth shall deliver to PacifiCare a proxy in the form attached hereto as Exhibit C hereto, which shall be irrevocable to the fullest extent permitted by law, with respect to the UniHealth Shares except as otherwise provided in Section 2.1 (the "Proxy").

        (b) shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in PacifiCare the power to carry out and give effect to the provisions of Sections 2.1 and 2.2.

        (c) Proxy shall remain in effect with respect to the UniHealth Shares until the earlier of (i) receipt of the Approval or (ii) the termination of this Agreement.

3. PAYMENT TO UNIHEALTH UPON APPROVAL OF AMENDMENT.

     In consideration of UniHealth's voting agreements set forth in Section 2.1 above and its agreement to sell the UniHealth Shares in accordance with this Agreement, on the Approval Date, if the Approval is received, PacifiCare will pay UniHealth sixty million dollars ($60,000,000.00) in cash (paid by wire transfer, cashier's or certified check or other means of payment of immediately available funds) following receipt at the Meeting of Stockholders, from the inspector of elections for the meeting, of the preliminary vote count on the Amendment reasonably confirming its Approval.

4. SALE AND PURCHASE OF UNIHEALTH SHARES.

     4.1 PURCHASE OF INITIAL SHARES. Subject to the terms and conditions of this Agreement, at the Initial Closing, PacifiCare shall purchase from UniHealth, and UniHealth shall sell to PacifiCare, the Initial Shares at a price per share equal to the Purchase Price. The Initial Closing shall take place at the Closing Place at 10:00 a.m., Pacific time, on the Initial Closing Date.

     4.2 PURCHASE OF SUBSEQUENT SHARES. Subject to the terms and conditions of this Agreement, at each Subsequent Closing, PacifiCare shall purchase from UniHealth, and UniHealth shall sell to PacifiCare, the corresponding number of Subsequent Shares at a price per share equal to the Purchase Price. A Subsequent Closing shall take place at the Closing Place at 10:00 a.m., Pacific time, on each Subsequent Closing Date.

     4.3 PURCHASE OF FINAL SHARES. Subject to the terms and conditions of this Agreement, at the Final Closing, PacifiCare shall purchase from UniHealth, and UniHealth shall sell to PacifiCare, the Final Shares at a price per share equal to the Purchase Price. The Final Closing shall take place at the Closing Place at 10:00 a.m., Pacific time, on the Final Closing Date.

     4.4 DELIVERIES AT THE INITIAL CLOSING, EACH SUBSEQUENT CLOSING AND THE FINAL CLOSING. At the Initial Closing, each Subsequent Closing and the Final Closing, as applicable:

     (a) UNIHEALTH DELIVERIES.

           (i) shall deliver to PacifiCare stock certificates registered in UniHealth's name, duly endorsed for transfer or accompanied by duly executed stock transfer powers, representing the UniHealth Shares being sold, assigned, conveyed and transferred hereunder by UniHealth at such closing.

           (ii) UniHealth shall deliver to PacifiCare a certificate executed by its chief executive officer, president or chief operating officer and its chief financial officer or secretary certifying that the representations and warranties contained in Section 5.2 are accurate in all material respects as of such date and that it has complied with all obligations and covenants required to be complied with by it prior to such date.

          (b) PACIFICARE DELIVERIES.

           (i) PacifiCare shall deliver to UniHealth a certificate executed by its chief executive officer, president or chief operating officer and its chief financial officer or secretary certifying that all conditions to its obligations to close such sale, as set forth in Section 8 have been satisfied or waived by PacifiCare and that it has complied with all obligations and covenants required to be complied with by it prior to such date.

           (ii) Against delivery of the stock certificates in accordance with
Section 4.4(a)(i), PacifiCare shall pay UniHealth an amount in cash (paid by wire transfer, cashier's or certified check or other means of payment of immediately available funds) equal to the amount specified in Sections 4.1, 4.2 or 4.3, as applicable.

     4.5 FURTHER ASSURANCES. From time to time at or after the Initial Closing, each Subsequent Closing and the Final Closing, as applicable, at PacifiCare's request and without further consideration, UniHealth agrees to execute and deliver such other instruments of conveyance and transfer and take such other actions as PacifiCare reasonably may require to more effectively convey, transfer to and vest in PacifiCare, all right, title and interest in and to the UniHealth Shares sold, assigned, conveyed and transferred hereunder by UniHealth on such date.

     4.6 TRANSFER TAXES. Any stock transfer taxes incurred by PacifiCare, UniHealth or any other party in connection with the transfer of the UniHealth Shares to PacifiCare shall be borne and paid exclusively by UniHealth.

5. REPRESENTATIONS AND WARRANTIES OF UNIHEALTH.

     Except as disclosed or excepted in the disclosure schedule attached hereto as Exhibit D hereto (the "UniHealth Disclosure Schedule"), UniHealth hereby makes the representations and warranties set forth in this Section 5, which representations and warranties shall be deemed to have been made again as of and at the Initial Closing.

     5.1  AUTHORITY, APPROVAL AND ENFORCEABILITY.

        (a) CORPORATE EXISTENCE. UniHealth is a nonprofit public benefit corporation duly organized, validly existing and in good standing under the laws of the State of California.

        (b) POWER TO EXECUTE AGREEMENT. UniHealth has full power and authority to execute, deliver and perform its obligations under this Agreement. All actions of UniHealth necessary for such execution, delivery and performance have been duly taken.

        (c) ABSENCE OF CONFLICTS. The execution and delivery by UniHealth of this Agreement does not, and the completion of the transactions contemplated by this Agreement will not, result in any conflict with, breach of, or termination or forfeiture under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach of, or termination or forfeiture under) any terms or provisions of the charter documents, as amended, of UniHealth or any statute, rule, regulation, judicial or governmental decree, order, judgment, agreement, lease, loan agreement, debenture, indenture or mortgage to which UniHealth is a party or to which any of its assets are subject, except to the extent that any such conflict, breach or termination does not and could not be reasonably expected to have a material adverse effect on UniHealth's ability to perform its obligations under this Agreement.

        (d) ENFORCEABILITY. Upon the due execution and delivery by the parties, this Agreement will be a binding obligation of UniHealth enforceable against UniHealth in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

     5.2 TITLE TO STOCK. UniHealth is the sole, true, lawful record and beneficial owner of the UniHealth Shares, with no restrictions on UniHealth's voting rights or rights of disposition pertaining to such shares, and the UniHealth Shares constitute all of the shares of capital stock of PacifiCare owned beneficially or of record by UniHealth. On the Initial Closing Date, each Subsequent Closing Date and the Final Closing Date, as applicable, upon payment of the Purchase Price therefor, PacifiCare will acquire good title to the UniHealth Shares being sold, assigned, conveyed and transferred hereunder by UniHealth on such date, free and clear of all liens, mortgages, claims, options, proxies, charges, security interests, encumbrances, rights of first refusal and similar rights and other transfer restrictions of any nature whatsoever, except for restrictions imposed by applicable securities laws and any encumbrances created by or through PacifiCare.

     5.3 NO CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with, any third party is required by or with respect to UniHealth in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     5.4 BROKERS. UniHealth has not dealt with any investment bankers, finders or brokers in connection with the transactions contemplated by this Agreement except ING Furman Selz and UniHealth is solely responsible for the payment of any investment banking or other fees payable to ING Furman Selz.

     5.5 INVESTMENT REPRESENTATIONS. UniHealth represents that by reason of its, or of its representatives', business or financial experience, UniHealth has the capacity to protect its own interests in connection with the Transaction. UniHealth has received and read the financial statements of PacifiCare contained in its Annual Report on Form 10-K for the year ended December 31, 1998, as amended by the Form 10-K/A. UniHealth is aware of and has considered the financial and market risks of selling the UniHealth Shares on the terms set forth in this Agreement and is willing to forego through such sale the potential for future economic gain that might be realized from owning the UniHealth Shares. UniHealth agrees that following the Meeting of Stockholders, PacifiCare shall not have an ongoing obligation to UniHealth to publicly disclose material corporate developments that might affect the trading price of its Common Stock, and thereby the Purchase Price for the Initial Shares, any Subsequent Shares or the Final Shares. UniHealth acknowledges and agrees that one or more of the trading prices used to determine the Purchase Price for each of repurchases may not adequately reflect all publicly available information or all material non-public information that PacifiCare has not yet disclosed.

6. REPRESENTATIONS AND WARRANTIES OF PACIFICARE.

     PacifiCare hereby makes the representations and warranties set forth in this Section 6, which representations and warranties shall be deemed to have been made again as of and at the Initial Closing.

     6.1  AUTHORITY, APPROVAL AND ENFORCEABILITY.

           (a) CORPORATE EXISTENCE. PacifiCare is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

           (b) POWER TO EXECUTE AGREEMENT. Subject to receipt of the Approval, PacifiCare has full power and authority to execute, deliver and perform its obligations under this Agreement. The Board of Directors of PacifiCare (with the director nominees of UniHealth abstaining) has unanimously approved the execution, delivery and performance of this Agreement, subject to the Approval. All actions of PacifiCare necessary for such execution, delivery and performance have been, or, as of the Initial Closing Date will have been, duly taken.

           (c) ABSENCE OF CONFLICTS. The execution and delivery by PacifiCare of this Agreement does not, and the completion of the transactions contemplated by this Agreement will not, result in any conflict with, breach of, or termination or forfeiture under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach of, or termination or forfeiture under) any terms or provisions of the charter documents, as amended as of the date of this Agreement or as amended by the Amendment, of PacifiCare or any statute, rule, regulation, judicial or governmental decree, order, judgment, agreement, lease, loan agreement, debenture, indenture or mortgage to which PacifiCare is a party or to which any of its assets except to the extent that any such conflict, breach or termination does not and could not be reasonably expected to have a material adverse effect on PacifiCare's ability to perform its obligations under this Agreement.

           (D) ENFORCEABILITY. Upon the due execution and delivery by the parties, this Agreement will be a binding obligation of PacifiCare enforceable against PacifiCare in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

     6.2 NO CONSENTS. No consent, approval, order or authorization of, or registration, declaration or filing with any third party, is required by or with respect to PacifiCare in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (1) the filing of a proxy statement with the Securities and Exchange Commission and Nasdaq for the Meeting of Stockholders; (2) the filing of the Amendment by the Secretary of State of Delaware, (3) any filings required under the Registration Rights Agreement; and (4) the waiver or amendment of certain covenants in the Credit Agreement.

     6.3 SEC DOCUMENTS. PacifiCare has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission since January 1, 1999, and each such form, report and document (i) complied with the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as applicable, at and as of the times they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing); and (ii) did not at and as of the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     6.4 WHEREWITHAL. PacifiCare has on hand, or will have arranged at or prior to each of the Initial Closing, each Subsequent Closing and the Final Closing, sufficient funds to enable it to pay the Purchase Price for the Initial Shares, Subsequent Shares or Final Shares, as applicable, and to otherwise consummate the Transaction.

     6.5 BROKERS. PacifiCare has not dealt with any investment bankers, finders or brokers in connection with the transactions contemplated by this Agreement except Warburg Dillon Read and PacifiCare is solely responsible for the payment of any investment banking or other fees payable to Warburg Dillon Read.

7. COVENANTS.

     7.1 NO NEGOTIATION AND STANDSTILL. During the period from the date of this Agreement until the termination of this Agreement (the "Pre-Final Closing Period"), except with respect to the Released Shares as permitted in Sections
8.5 and 9.2, neither UniHealth nor any of its representatives shall directly or indirectly:

           (a) solicit or encourage the initiation of any inquiry, proposal or offer from any person relating to a possible Sale Transaction;

           (b) participate in any discussions or negotiations or enter into any agreement with, or provide any information to, any person relating to or in connection with a possible Sale Transaction;

           (c) consider, entertain or accept any proposal or offer from any person relating to a possible Sale Transaction.

           (d) engage in any Sale Transaction;

           (e) make, effect, initiate, cause or participate in (i) any acquisition of beneficial ownership of any securities of PacifiCare or any securities of any subsidiary or other affiliate of PacifiCare, (ii) any acquisition of any assets of PacifiCare or any assets of any subsidiary or other affiliate of PacifiCare, (iii) except for the Recapitalization and except as expressly authorized in Section 10.2, any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving PacifiCare or any subsidiary or other affiliate of PacifiCare, or involving any securities or assets of PacifiCare or any securities or assets of any subsidiary or other affiliate of PacifiCare, or (iv) any "solicitation" of "proxies" (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of PacifiCare;

           (f) form, join or participate in a "group" (as defined in the Securities Exchange Act of 1934 and the rules promulgated thereunder) with respect to the beneficial ownership of any securities of PacifiCare;

           (g) act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of PacifiCare;

           (h) take any action that might require PacifiCare to make a public announcement regarding any of the types of matters set forth in clause "(e)" of this sentence;

           (i) agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, any action referred to in clause "(e)", "(f)", "(g)" or "(h)" of this covenant;

           (j) assist, induce or encourage any other person, entity or group to take any action of the type referred to in clause "(e)", "(f)", "(g)", "(h)" or "(i)" of this covenant;

           (k) enter into any discussions, negotiations, arrangement or agreement with any other person, entity or group relating to any of the foregoing; or

           (l) request or propose that PacifiCare or any of PacifiCare's representatives amend, waive or consider the amendment or waiver of any provision set forth in this Section 7.1.

Notwithstanding the foregoing, if at the time UniHealth takes any of the foregoing actions (i) PacifiCare has breached in any material respect any of its obligations or covenants under this Agreement, and (ii) PacifiCare has failed to cure such breach or take reasonable steps to cure such breach within thirty (30) days of notice from UniHealth of such breach (which notice will contain the basis for such breach)("uncured breach")(provided that PacifiCare shall not be entitled to cure any payment default), then UniHealth shall not be deemed to be in breach of this covenant for taking such action. If PacifiCare subsequently cures any uncured breach and the Agreement has not been terminated, then this covenant will apply from and after such cure. Sections 7.1(a) through (d) inclusive and Section 7.1(k) as it relates to any Sale Transaction shall not apply to the Class B Shares so long as UniHealth does not enter into a Sale Transaction with respect to any of the Class B Shares on or before the Meeting of Stockholders. UniHealth acknowledges that any breach of this covenant by any representative of UniHealth shall be deemed a breach by UniHealth. UniHealth shall promptly notify PacifiCare in writing of any material inquiry, proposal or offer relating to a possible Sale Transaction or any of the transactions specified in clauses (e) through (k) of this covenant that is received by UniHealth during the Pre-Final Closing Period.

     7.2 NO PROXY OR VOTING AGREEMENT. UniHealth shall not, without the prior written consent of PacifiCare, directly or indirectly, grant any proxies (other than the Proxy and any proxies solicited by the Board of Directors of PacifiCare with respect to stockholders meetings, including the Meeting of Stockholders) or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the UniHealth Shares during the Pre-Final Closing Period.

     7.3 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Neither UniHealth nor PacifiCare will (i) take, agree or commit to take any action that would make any of its respective representations and warranties hereunder inaccurate in any respect as of any time prior to the Initial Closing (or in the case of Section
5.2 prior to the purchase of Final Shares) or (ii) omit, agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

     7.4 DESIGNEES TO BOARD OF DIRECTORS. After the Approval Date, PacifiCare shall have no obligation to nominate, and UniHealth shall not take any action (including the submission of any nomination to the Governance and Nominating Committee of the Board of Directors of PacifiCare) to have nominated, any of Bradley C. Call. David R. Carpenter, Gary L. Leary or Jean Bixby Smith for reelection to the Board of Directors of PacifiCare following expiration of his or her current term.

     7.5 SUPPORT FOR RIGHTS PLAN. Following the Approval of the Amendment, the Board of Directors of PacifiCare intends to approve the designation of a series of Junior Participating Preferred Stock, enter into a

Rights Agreement substantially in the form provided to UniHealth and to declare a dividend on the Common Stock (collectively referred to as the "Rights Plan"), without seeking stockholder approval. UniHealth will use all reasonable efforts to support and promote PacifiCare's adoption of the Rights Plan, including, without limitation, requesting its designees on the Board of Directors to vote in favor of the Rights Plan and by supporting PacifiCare and voting against any proposal of any stockholder (whether submitted for inclusion in PacifiCare's proxy statement, duly presented at a meeting of stockholders or informally presented) directed against the Rights Plan or seeking to have the Rights Plan terminated and the accompanying rights redeemed. UniHealth will not take or otherwise support any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the adoption, implementation or enforcement of the Rights Plan.

     7.6 NOTICE. Each party will promptly advise the other party of any event that may impair such party's ability to perform its obligations under this Agreement, including any event that could cause the failure to satisfy any condition to any party's covenants or obligations under this Agreement.

     7.7 CONFIDENTIALITY. Concurrent with the execution of this Agreement, the parties shall enter a confidentiality agreement in the form of Exhibit E hereto.

     7.8 REGISTRATION RIGHTS AGREEMENT. Concurrent with the execution of this Agreement, the parties will enter a registration rights agreement in the form of Exhibit F hereto (the "Registration Rights Agreement").

     7.9 SATISFACTION OF CONDITIONS. Each of the parties will use all commercially reasonable efforts to satisfy its conditions to its obligations hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the Transaction contemplated by this Agreement shall be effected in accordance with its terms; provided, however, that PacifiCare shall have no obligation to settle or otherwise resolve any legal proceeding that causes the condition in Section
8.2 not to be satisfied.

8. CONDITIONS TO PACIFICARE'S OBLIGATION TO CLOSE.

     The obligation of PacifiCare to purchase UniHealth Shares at the Initial Closing, each Subsequent Closing and the Final Closing, as applicable, is subject to the following conditions:

     8.1 NO RESTRAINTS. No action shall have been taken, and no statute, rule, regulation, executive order, decree or injunction (other than a temporary restraining order) shall have been enacted, entered, promulgated or enforced (and not repealed, superseded, lifted or otherwise made inapplicable) by any court of competent jurisdiction or by any governmental authority that restrains, enjoins or otherwise prohibits the consummation of the Transactions contemplated by this Agreement (each party agreeing to use commercially reasonable efforts to avoid the effect of any such statute, rule, regulation or order or to have any such order, judgment, decree or injunction repealed, superseded or lifted).

     8.2 NO LEGAL PROCEEDINGS. No person or entity shall have commenced or overtly threatened in writing to commence any legal proceeding against PacifiCare or its Board of Directors or officers challenging, or seeking the recovery of damages in connection with, the Recapitalization or any other aspect of the Transaction that if successful would have a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of PacifiCare.

     8.3 NO IMPAIRMENT. With respect to the Initial Purchase, any Subsequent Purchase or the Final Purchase, on the Initial Closing Date, Subsequent Closing Date or Final Closing Date, as applicable, the capital of PacifiCare shall not be impaired within the meaning of Section 160 of the General Corporation Law of Delaware and the repurchase shall not cause any impairment of the capital of PacifiCare within the meaning of Section 160 of the General Corporation Law of Delaware Prior to execution of this Agreement, PacifiCare has delivered to UniHealth a certificate showing PacifiCare's unimpaired capital as of March 31, 1999.

     8.4 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of UniHealth set forth in Section 5.2 shall be accurate in all material respects as of the Initial Closing Date, each Subsequent Closing Date and the Final Closing Date, as applicable.

     8.5 PURCHASE PRICE. Each Purchase Price shall not be more than $120 per share for the UniHealth Shares; provided that if the Purchase Price for any specific repurchase, as determined by formula in accordance with Section 1.1(q), is more than $120 per share, then PacifiCare, in its sole discretion, may elect during the ten (10) days following the Initial Closing Date, the Subsequent Closing Date or Final Closing Date, as applicable, to pay such higher Purchase Price and repurchase such shares. If PacifiCare does not repurchase such UniHealth Shares within such ten-day period, then such shares will no longer be repurchased in accordance with this Agreement (the "Released Shares"). Notwithstanding Section 7.1, UniHealth may engage in any Sale Transaction with respect to the Released Shares only; provided that UniHealth provides to PacifiCare ten (10) days' prior written notice of its intention to engage in the Sale Transaction (including open market sales) and PacifiCare is given the opportunity to repurchase the Released Shares at the same price as the proposed sale (which in the case of proposed sales in open market transactions shall be deemed to be the average of the closing prices (last sales price) of the PacifiCare Common Stock as quoted on the Nasdaq National Market (or if PacifiCare Common Stock is subsequently listed for trading on the New York Stock Exchange, then on the New York Stock Exchange) for the ten (10) trading days immediately preceding the date of notice).

9. CONDITIONS TO UNIHEALTH'S OBLIGATION TO CLOSE.

     The obligation of UniHealth to sell UniHealth Shares at the Initial Closing, each Subsequent Closing and the Final Closing, as applicable, is subject to the following conditions:

     9.1 NO RESTRAINTS. No action shall have been taken, and no statute, rule, regulation, executive order, decree or injunction (other than a temporary restraining order) shall have been enacted, entered, promulgated or enforced (and not repealed, superseded, lifted or otherwise made inapplicable) by any court of competent jurisdiction or by any governmental authority that restrains, enjoins or otherwise prohibits the filing of the Amendment or the consummation of the transactions contemplated by this Agreement (each party agreeing to use commercially reasonable efforts to avoid the effect of any such statute, rule, regulation or order or to have any such order, judgment, decree or injunction repealed, superseded or lifted).

     9.2 PURCHASE PRICE. The Purchase Price for the Initial Shares shall not be less than $70 per share and each Purchase Price for the Subsequent Shares and the Final Shares shall not be less than $75 per share; provided that if the Purchase Price, as determined by formula in accordance with Section 1.1(q), for the Initial Shares is less than $70 per share or for any other specific repurchase is less than $75 per share, then UniHealth, in its sole discretion, may elect during the ten (10) days following the Initial Closing Date, the Subsequent Closing Date or Final Closing Date, as applicable, to sell such shares to PacifiCare for such lower Purchase Price, and provided further that this condition will be deemed to be satisfied as to any specific repurchase if PacifiCare agrees to a $70 per share Purchase Price with respect to the Initial Shares or a $75 per share Purchase Price with respect to any Subsequent Shares or the Final Shares, as applicable, notwithstanding the Purchase Price, as determined by formula in accordance with Section 1.1(q). If PacifiCare does not repurchase such UniHealth Shares within such ten-day period, then such shares will no longer be repurchased in accordance with this Agreement (the "Released Shares"). Notwithstanding Section 7.1, UniHealth may engage in any Sale Transaction with respect to the Released Shares only; provided that UniHealth provides to PacifiCare ten (10) days' prior written notice of its intention to engage in the Sale Transaction (including open market sales) and PacifiCare is given the opportunity to repurchase the Released Shares at the same price as the proposed sale (which in the case of proposed sales in open market transactions shall be deemed to be the average of the closing prices (last sales price) of the PacifiCare Common Stock as quoted on the Nasdaq National Market (or if PacifiCare Common Stock is subsequently listed for trading on the New York Stock Exchange, then on the New York Stock Exchange) for the ten (10) trading days immediately preceding the date of notice).

10. TERMINATION RIGHTS.

     10.1  TERMINATION.

           (a) This Agreement shall terminate automatically if either (i) PacifiCare requests and does not receive, the Fairness Opinion updated to the date of mailing of the definitive proxy statement relating to the Amendment to PacifiCare's stockholders; or (ii) the Approval is not received (and the payment contemplated by Section 3 is not made) by September 30, 1999.

           (b) This Agreement may be terminated by either party upon the material breach by the other party of this Agreement if (i) the non-breaching party provides written notice to the breaching party of its intention to terminate this Agreement (which notice shall include the basis for such termination), (ii) the breaching party does not cure the breach or take reasonable steps to cure the breach within thirty (30) days of receipt of the notice and (iii) the non-breaching party provides written notice of the termination of the Agreement after such 30-day cure period has expired; provided, however, that there will be no cure period for UniHealth's failure to deliver any of the Initial Shares, Subsequent Shares or Final Shares for purchase at the applicable closing in accordance with this Agreement or for any default by PacifiCare in its payment obligations under this Agreement.

           (c) This Agreement may be terminated by either party if the Initial Closing, any Subsequent Closing or the Final Closing, as applicable, does not occur within forty-five (45) days following the Initial Closing Date, the corresponding Subsequent Closing Date, or the Final Closing Date because of failure to satisfy a condition to closing (other than the conditions set forth in Sections 8.5 and 9.2 resulting in Released Shares).

     10.2 CHANGE IN CONTROL. If PacifiCare enters into a definitive agreement for the sale of substantially all of the assets of PacifiCare or for any transaction or series of transactions (including any merger or any agreement consenting to a tender offer for all of the outstanding shares of Common Stock of PacifiCare or other reorganization) that if consummated will result in any person or group acquiring beneficial ownership of more than 40% of the total outstanding voting power of PacifiCare ("Change in Control Transaction"), then UniHealth shall have no obligation to sell any UniHealth Shares to PacifiCare in accordance with this Agreement between the date of execution of the definitive agreement for such Change in Control Transaction and any termination of such definitive agreement (other than by closing of the Change in Control Transaction). Upon closing of the Change in Control Transaction, UniHealth shall be entitled to receive the same consideration for the UniHealth Shares that it then beneficially owns as is received by the other holders of Common Stock (provided that if a tender offer is made for less than all of PacifiCare Common Stock, then UniHealth shall be entitled to receive the tender offer price for any shares it tenders that are accepted by the tender offeror and any remaining UniHealth Shares shall remain subject to this Agreement (with a pro rata reduction for each tranche of Subsequent Shares and Final Shares)). In addition, if PacifiCare repurchases any UniHealth Shares during the 90 days prior to the date of the first public announcement of the proposed Change in Control Transaction or the first public announcement of an offer that subsequently leads to a Change in Control Transaction ("Pre-Announcement Period"), then, upon the closing of the Change in Control Transaction, PacifiCare shall pay UniHealth a cash amount equal to the positive difference, if any, between (1) the aggregate consideration payable in the Change in Control Transaction for the number of UniHealth Shares purchased under this Agreement during the Pre-Announcement Period ("Subject Shares") and (2) the aggregate Purchase Price of the Subject Shares. For purposes of the preceding sentence, any non-cash consideration payable in a Change in Control Transaction shall be valued in the case of a fixed exchange ratio, based upon the value of one share of Common Stock used in setting the fixed exchange ratio; in the case of a formula-based exchange ratio, using the same formula used to value one share of Common Stock and in the case of any earn-out consideration, assuming that the earn-out is not earned (provided, that in the case of an earn-out, UniHealth shall be entitled to a future cash payment if and when the earn-out is earned in an amount that reflects the cash value of the earn-out for the Subject Shares had those shares not been repurchased). If the definitive agreement for the Change of Control Transaction is terminated without closing, then any Initial Shares, Subsequent Shares or Final Shares that are not repurchased during the period from the execution of the definitive agreement for the Change in Control Transaction and the termination date shall be added pro rata to all remaining Subsequent Shares and Final Shares. This Section 10.2 shall be binding on any successor in interest to PacifiCare or any assignee of all or substantially all of the assets of PacifiCare.

11. NOTICES.

     All notices, requests, demands, waivers, consents or other communications required or permitted hereunder shall be in writing and be deemed to have been duly given when deposited in the United States Mail via registered, certified or express mail, return receipt requested, or deposited with Federal Express or United Parcel Service for overnight delivery, addressed to the party to be notified with postage and fees prepaid as follows:

        If to PacifiCare: 3120 Lake Center Drive
                     Santa Ana, CA 92704-6917
                     Attn: President
                     Phone: (714) 825-5200
                     Fax: (714) 825-5041

        With a copy to: Konowiecki & Rank
                     Library Tower
                     833 West Fifth Street, Suite 3500
                     Los Angeles, CA 90071-2007
                     Attn: Joseph S. Konowiecki, Esq.
                     Phone: (213) 229-0990
                     Fax: (213) 229-0992

                     Cooley Godward LLP
                     4365 Executive Drive, Suite 1100
                     San Diego, CA 92121
                     Attn: Frederick T. Muto, Esq.
                     Phone: (619) 550-6000
                     Fax: (619) 453-3555

        If to UniHealth: 3400 Riverside Drive
                     Burbank, CA 91505
                     Attn: David R. Carpenter, Chairman
                     Phone: (818) 238-6350
                     Fax: (818) 238-7686

        With a copy to: O'Melveny & Myers LLP
                     400 South Hope Street
                     Los Angeles, CA 90071-2899
                     Attn: Frederick B. McLane, Esq.
                     Phone: (213) 430-6000
                     Fax: (213) 430-6407

Either party may change its address for notice purposes by providing a notice in accordance with this Section.

12. ADJUSTMENTS UPON CHANGES IN PACIFICARE COMMON STOCK.

     In the event of any change in PacifiCare's Common Stock by reason of any stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations, conversions, exchanges of shares, extraordinary or liquidating dividends, or other similar changes in the capital structure of PacifiCare which would affect the rights of PacifiCare hereunder (other than a Change of Control Transaction), the number and kind of shares or securities representing the Initial Shares, Subsequent Shares and the Final Shares, and the per share Purchase Price (but not the aggregate l Purchase Price), respectively, shall be appropriately and equitably adjusted so that PacifiCare shall receive upon the Initial Closing, each Subsequent Closing or the Final

Closing, as applicable, the number and class of shares or other securities or property that PacifiCare would have received in respect of the Initial Shares, Subsequent Shares or Final Shares, respectively, if PacifiCare had purchased the Initial Shares, Subsequent Shares or Final Shares, as the case may be, immediately prior to such event. PacifiCare and UniHealth agree to take such steps in connection with such consolidation, merger, liquidation or other such action as may be necessary to assure that the provisions hereof shall thereafter apply as nearly as possible to any securities or property thereafter deliverable in place of the Initial Shares, Subsequent Shares or Final Shares, as the case may be.

13. MISCELLANEOUS.

     13.1 HEADINGS. The headings of the Sections of this Agreement are for convenience of reference only, and do not form a part thereof, and do not in any way modify, interpret or construe the meaning of the sections themselves or the intentions of the parties.

     13.2 LEGENDS. Each of the certificates for the UniHealth Shares (other than the Class B Shares) shall bear a restrictive legend indicating that the UniHealth Shares (other than the Class B Shares) are subject to restrictions on transfer under the Stock Purchase Agreement dated May 4, 1999 between PacifiCare and UniHealth. PacifiCare covenants to have the legend removed from any Released Shares promptly upon UniHealth's request and submission of its stock certificate(s) for such shares.

     13.3 ENTIRE AGREEMENT. This Agreement and any other agreements entered into contemporaneously herewith set forth the entire agreement of the parties and are intended to supersede all prior negotiations, understandings, and agreements and cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by PacifiCare and UniHealth and reduced to writing in its entirety and signed and delivered by each party.

     13.4 EQUITABLE REMEDIES. UniHealth acknowledges that there will be no adequate remedy at law for its failure to comply with the terms of this Agreement. Accordingly, if UniHealth fails to comply with any of the terms of this Agreement, PacifiCare shall have the right to have any breach remedied by equitable relief by way of temporary retraining order, preliminary injunction, permanent injunction and such other alternative relief as may be appropriate without the necessity of posting any bond or proving any damages.

     13.5 NO WAIVER. No provision, condition or covenant of this Agreement shall be waived by either party hereto except by a written instrument delivered to the other party and signed by the party consenting to and to be charged with such waiver.

     13.6 ASSIGNMENT AND SUCCESSORS. UniHealth may not assign its rights, duties or obligations hereunder without the prior written consent of PacifiCare. This Agreement shall be binding upon the successors and permitted assignees of PacifiCare and UniHealth.

     13.7 OTHER AND FURTHER DOCUMENTS. The parties hereto agree to execute, acknowledge and deliver, at or after the Initial Closing Date, each Subsequent Closing Date and the Final Closing Date, as applicable, such other and further instruments and documents as may be reasonably necessary to implement, consummate and effectuate the terms of this Agreement.

     13.8 GOOD FAITH. All parties hereto shall act in good faith in performing and discharging their respective duties and obligations hereunder.

     13.9 GOVERNING LAW. The parties agree that this Agreement will be interpreted, construed, and enforced under and according to the internal laws of the State of California.

     13.10 COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall comprise one and the same instrument.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be signed and executed by their proper officers thereunto duly authorized as of the day and year first above written.

                                          PACIFICARE HEALTH SYSTEMS, INC.,
                                          a Delaware corporation

                                          By:

                                            ------------------------------------
                                            Alan Hoops
                                            Chairman of the Board &
                                            Chief Executive Officer

                                          UNIHEALTH FOUNDATION,
                                          a California nonprofit public benefit
                                          corporation

                                          By:

                                            ------------------------------------
                                            David R. Carpenter
                                            Chairman of the Board

                                   EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PACIFICARE HEALTH SYSTEMS, INC.

                                       I.

     The name of this Corporation is: PacifiCare Health Systems, Inc.

                                      II.

     The address of its registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware. The name of its registered agent at such address is the Corporation Trust Company.

                                      III.

     The nature of business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                      IV.

     A. PacifiCare Health Systems, Inc. (the "Corporation") is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of stock which the Corporation shall have authority to issue is two hundred forty million (240,000,000). The total number of shares of Common Stock which the Corporation shall have authority to issue is two hundred million (200,000,000), and the par value of each share of such Common Stock shall be one cent ($0.01). The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is forty million (40,000,000), and the par value of each share of Preferred Stock shall be one cent ($0.01). Upon filing of this Amended and Restated Certificate of Incorporation, each Class A Common Share and each Class B Common Share outstanding immediately prior to such filing shall automatically be changed, reclassified and converted, without any action on the part of any holder thereof, into one (1) share of Common Stock.

     B. The powers, preferences and rights of the holders of Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical, except as otherwise required by law, and subject to the powers, preferences and rights of the holders of Preferred Stock, as provided in or as otherwise determined by the Board of Directors pursuant to paragraph C of this Article IV.

     1. Dividends. Dividends may be declared and paid to the holders of the Common Stock in cash, property, or other securities of the Corporation out of any funds legally available therefor. If and when dividends on the Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in securities of the Corporation, the holders of the Common Stock shall be entitled to share equally, on a per share basis in such dividends.

     2. Distribution on Dissolution, Etc. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the remaining net assets of the Corporation shall, after payment in full of the liquidation preference, if any, of any outstanding Preferred Stock, be distributed pro rata to the holders of the Common Stock.

     3. Voting Rights. At each annual or special meeting of the stockholders, each holder of the Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his name on the stock transfer records of the corporation in connection with the election of directors and all other actions submitted to a vote of stockholders.

     C. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General

Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, and to establish from time to time the number of shares constituting any such series; and, subject to the express terms of any series of Preferred Stock outstanding, to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. The Board of Directors shall designate each series to distinguish it from other series and classes of stock of the Corporation, shall specify the number of shares to be included in the series, and shall fix the terms, rights, restrictions and qualifications of the shares of the series, including, without limitation, any preferences, voting powers, dividend rights and redemption, sinking fund and conversion rights. Subject to the express terms of any series of Preferred Stock outstanding, the Board of Directors may increase or decrease the number of shares or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock by fixing or altering in any one or more respects from time to time before issuing the shares, any terms, rights, restrictions and qualifications of the shares. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series (unless the Preferred Stock Designation relating thereto provides otherwise).

                                       V.

     The number of Directors of the Corporation shall be twelve. The number of Directors may hereafter be fixed from time to time by bylaw or amendment to this Certificate of Incorporation duly adopted by the Board of Directors, provided, however, that the number of Directors shall not be more than twelve nor less than five.

                                      VI.

     A. The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III, respectively. The number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third ( 1/3) the extra Director shall be a member of Class I and if the fraction is two-thirds ( 2/3) one of the extra Directors shall be a member of Class I and the other shall be a member of Class
II. Each Director shall serve for a term to expire at the third annual meeting following the annual meeting at which such Director was elected, provided, however, that the Directors initially appointed to Class I shall serve for a term to expire at the third annual meeting next following February 14, 1997, the Directors initially appointed to Class II shall serve for a term to expire at the second annual meeting next following February 14, 1997, and the Directors initially appointed to Class III shall serve for a term to expire at the first annual meeting next following February 14, 1997.

     B. In the event of any increase or decrease in the authorized number of Directors, (1) each Director then serving as such shall nevertheless continue as a Director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal, and (2) the newly created or eliminated Directorships resulting from such increase or decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible and subject to clause (1) of this paragraph, bring the number of Directors in the respective classes into conformity with the formula in this Article, as applied to the new authorized number of Directors.

     C. Notwithstanding any of the foregoing provisions of this Article, each Director shall serve until his successor is elected and qualified or until his death, resignation or removal. A Director shall not be removed from office prior to the expiration of his term except by the affirmative vote or written consent of stockholders entitled to cast not less than sixty-six and two-thirds percent (66 2/3%) of the total votes entitled to be cast in an election of Directors. Should a vacancy occur or be created, the remaining Directors (even though less than a quorum) may fill the vacancy for the full term of the class in which the vacancy occurs or is created.

                                      VII.

     A. In addition to requirements of any applicable statute, the affirmative vote or written consent of not less than 66 2/3% of the total votes entitled to be cast in an election of Directors, considered for purposes of this Article as one class, shall be required for approval or authorization of any Business Transaction (as hereinafter defined) between the Corporation and any Control Person (as hereinafter defined), provided, however, that such additional voting requirement shall not be applicable if:

          (1) The Business Transaction was approved by a two-thirds vote of the Board of Directors of the Corporation prior to the acquisition by the Control Person, together with its Affiliates and Associates (as hereinafter defined), of stock of the Corporation, which, in the aggregate, bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors; or

          (2) The Business Transaction was approved by a two-thirds vote of the Board of Directors of the Corporation after the acquisition by the Control Person, together with its Affiliates and Associates, of stock of the Corporation, which, in the aggregate, bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, and such acquisition by such Control Person and its Affiliates and Associates was unanimously approved by the Board of Directors of Corporation; or

          (3) The Business Transaction is solely between the Corporation and another corporation, 50% or more of the voting stock of which is owned by the Corporation and none of which is owned by a Control Person, and each holder of stock of the Corporation receives the same type of consideration in proportion to his holdings; or

          (4) Both of the following are satisfied:

             (A) the cash or fair market value of the property, securities or other consideration to be received per share in the Business Transaction by holders of the stock of the Corporation is not less than the higher of (i) the highest price per share (including brokerage commissions, soliciting dealers' fees, dealer-management compensation, and other expenses, including, but not limited to, newspaper advertisements, printing and attorney's fees) paid by such Control Person in acquiring any of its holdings of the Corporation's stock, or (ii) the highest per share market price of the stock of the Corporation during the 3-month period immediately preceding the date of the proxy statement described in (B) below; and

             (B) a proxy statement satisfying the requirements of the 1934 Act shall be mailed to public stockholders of the Corporation for the purpose of soliciting stockholder approval of such Business Transaction and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Transaction which the Continuing Directors, or any of them, may choose to state, and, if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or unfairness) of the terms of such Business Transaction, from the point of view of the remaining public stockholders of the Corporation (such investment banking firm to be selected by a majority of the Continuing Directors and to be paid a reasonable fee for their services by the Corporation upon receipt of such opinion).

     B. For the purposes of this Article:

          1. The term "Control Person" shall mean and include any individual, corporation, partnership or other person or entity which, together with its Affiliates and Associates, "beneficially owns" (as this term is defined on the date on which this Article becomes effective in Rule 13d-3 of the General Rules and Regulations under the 1934 Act) in the aggregate, stock of the Corporation, which bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, and any Affiliate or Associate (as those terms are defined on the date of which this Article is adopted in Rule 12b-2 of the General Rules and Regulations under the 1934
     Act) of any such individual, corporation, partnership or other person or entity;

          2. The term "Business Transaction" shall mean (a) any merger or consolidation of the Corporation with or into a Control Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary, to a Control Person, (c) any merger of consolidation of a Control Person with or into the Corporation or a subsidiary of the Corporation, (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part (as hereinafter defined) of the assets of a Control Person to the Corporation or a subsidiary of the Corporation, (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Control Person, (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Control Person, (g) any reclassification or recapitalization (including any reverse stock split) involving stock of the Corporation, consummated within five (5) years after a Control Person becomes a Control Person, (h) any plan or proposal by a Control Person for the dissolution or liquidation of the Corporation, and (i) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Transaction;

          3. The term "Continuing Director" shall mean any Director who was elected by the public stockholders of the Corporation prior to the acquisition by the Control Person, together with its Affiliates and Associates, in the aggregate, of stock of the Corporation, which bears the rights to 10% or more of the total votes entitled to be cast in an election of Directors, or a person recommended to succeed a Continuing Director by a majority of Continuing Directors;

          4. The term "Substantial Part" shall mean more than 10% of the total assets of the Corporation in question as of the end of its most recent fiscal year ending prior to the time that the determination is being made;

          5. Without limitation, any stock of the Corporation which any Control Person has the right to acquire at any time pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed outstanding and beneficially owned by such Control Person for purposes of this Article only;

          6. For the purpose of subparagraph 4 of paragraph A of this Article, the phrase, "other consideration to be received" shall include, without limitation, stock of the Corporation retained by its existing public stockholders in the event of a Business Transaction with such Control Person in which the Corporation is the surviving corporation.

     C. The provisions set forth in this Article shall not be repealed or amended in any respect or in any manner, including in any merger or consolidation of the Corporation with any other corporation, unless the surviving or resulting corporation's Certificate of Incorporation contains an Article to the same effect as this Article, except by the affirmative vote or written consent of not less than 66 2/3% of the total votes entitled to be cast in an election of Directors attributable to stock owned by persons other than a Control Person.

     D. A majority of the Continuing Directors shall have the power and duty to determine for purposes of this Article on the basis of information known to them:

          1. Whether any proposed transaction is a Business Transaction and within the scope of this Article;

          2. Whether a stockholder is a Control Person; and

          3. For the purposes of subparagraph 4 of paragraph A, the per share market value to be paid to stockholders in the Business Transaction and the highest per share price paid by the Control Person in acquiring any of its holdings of the Corporation's stock.

                                     VIII.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                      IX.

     No Director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under
Section 174 of Title 8 of the Delaware Code (relating to the Delaware General Corporation Law) or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the corporation or its stockholders, (ii) shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or, (iv) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article Nine, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Nine, shall eliminate or reduce the effect of this Article Nine in respect of any matter occurring or any cause of action, suit or claim that, but for this Article Nine would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        PACIFICARE HEALTH SYSTEMS, INC.

     PACIFICARE HEALTH SYSTEMS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: The original Certificate of Incorporation was filed with the Secretary of State of Delaware on August 2, 1996 under the name N-T Holdings, Inc.

     SECOND: The Amended and Restated Certificate of Incorporation of PacifiCare Health Systems, Inc. in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

     THIRD: The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be
signed by its President on this      day of             , 1999.

                                          PACIFICARE HEALTH SYSTEMS, INC.

                                          By:
                                            ------------------------------------
                                            Jeffrey M. Folick
                                            President

                                   EXHIBIT B

                    FORM OF PACIFICARE OFFICERS' CERTIFICATE

     Pursuant to Section 2.1 of that certain Stock Purchase Agreement dated as of May 4, 1999 (the "Agreement") by and between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation ("PacifiCare"), and UNIHEALTH FOUNDATION, a California nonprofit public benefit corporation ("UniHealth"), the undersigned, being the
duly appointed and qualified                and                respectively of
PacifiCare, do hereby certify to UniHealth on behalf of PacifiCare as follows:

     Other than the Approval, all conditions precedent to the consummation of the Recapitalization and the making of the payment contemplated by Section 3 of the Agreement (the "Payment") have been satisfied;

     Assuming that the Approval is obtained, PacifiCare is prepared to, and will, make the Payment;

     There are no hearings scheduled by any court of competent jurisdiction or any governmental authority seeking any temporary restraining order, injunction or other relief restraining, enjoining or otherwise prohibiting the holding of the Meeting of Stockholders, the consideration of the Amendment, the filing of the Amendment, or any other aspect of the Transaction; and

     Assuming that the Approval is obtained, PacifiCare will promptly file a Certificate of Amendment with the Secretary of State of Delaware amending its Certificate of Incorporation as set forth in Exhibit A to the Agreement.

     Capitalized terms used in this certificate and not defined herein shall have the meanings set forth in the Agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed this Officer's
Certificate as of this   day of             , 1999.

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                   EXHIBIT C

                                 FORM OF PROXY

     The undersigned Stockholder ("Stockholder") of PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Company, the attorney-in-fact and proxy of the undersigned, with full power of substitution, with respect to
(i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

     This proxy is irrevocable except that the proxy holder shall have no authority to vote in favor of the matter specified in subsection (i) below if the conditions to the voting agreement specified in Section 2.1 of the Stock Purchase Agreement dated May 4, 1999 between PacifiCare and Stockholder (the "Stock Purchase Agreement") is not satisfied immediately prior to the Meeting of Stockholders and this proxy shall automatically be revoked. This proxy is coupled with an interest, and is granted in connection with the voting agreement set forth in Section 2.1 of the Stock Purchase Agreement. The voting agreement and proxy are granted in consideration of PacifiCare entering into the Stock Purchase Agreement and consummating the transactions contemplated thereby, including the payment of the $60 million fee pursuant to Section 3 of the Stock Purchase Agreement and the repurchase of the Shares. Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Stock Purchase Agreement.

     The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any time at any meeting of the Stockholders of the Company, however called, or in any written action by consent of Stockholders of the Company until the earlier to occur of the (i) valid termination of the Stock Purchase Agreement or (ii) receipt of the Approval at the Meeting of Stockholders as follows:

           (i) in favor of the Amendment and any action reasonably required in furtherance of the Stock Purchase Agreement or the Amendment;

           (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Stock Purchase Agreement; provided that the Company advises UniHealth Foundation ("UniHealth") prior to the vote, that PacifiCare believes such action or agreement would have such an effect (and PacifiCare's basis for such belief); and

           (iii) against the following actions (other than the Amendment and the Transaction contemplated by the Stock Purchase Agreement): (i) any proposal or transaction which could prevent or delay the consummation of the Transaction contemplated by the Stock Purchase Agreement; (ii) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any significant subsidiary of the Company; (iii) any sale, lease or transfer of a material amount of assets of the Company or any significant subsidiary of the Company; (iv) any reorganization, recapitalization, dissolution or liquidation of the Company or any significant subsidiary of the Company; (v) any change in a majority of the board of directors of the Company; or (vi) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to the Company and its stockholders of the Transaction contemplated by the Stock Purchase Agreement, provided that the Company advises UniHealth prior to the vote that PacifiCare believes such action would have such an effect (and PacifiCare's basis for such belief).

     This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

     Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

Dated: May 4, 1999

                                          STOCKHOLDER:

                                          UNIHEALTH FOUNDATION

                                          By:

                                            ------------------------------------
                                            David R. Carpenter
                                            Chairman of the Board

                                          Number of Shares of Company Common
                                          Stock:

                                            5,909,500 Series A Common Shares
                                              285,000 Series B Common Shares

                                   EXHIBIT E

                           CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT is being made and entered into as of May 4, 1999, by and between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation ("PacifiCare") and UNIHEALTH FOUNDATION, a California nonprofit public benefit corporation ("UniHealth").

                                    RECITALS

     A. PacifiCare and UniHealth have entered into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") providing for the repurchase by PacifiCare of up to an aggregate of 5,909,500 of the shares of common stock of PacifiCare held by UniHealth.

     B. The parties have agreed, as a condition to consummating the transactions contemplated by the Stock Purchase Agreement, that PacifiCare and UniHealth enter into this Agreement with respect to Confidential Information (as defined below) previously exchanged between PacifiCare and UniHealth in the context of the relationships between the parties and with respect to Confidential Information that will be exchanged between PacifiCare and UniHealth in connection with the transactions contemplated by the Stock Purchase Agreement and in connection with the ongoing relationship between the parties. This Agreement does not relate to any confidential information of PacifiCare that has been received by any member of the Board of Directors of PacifiCare, in his or her capacity as a director that has not been provided to UniHealth, even if the member is a designee of UniHealth.

                                   AGREEMENT

     1. As used herein, "Confidential Information" shall mean any and all technical and non-technical information provided by either party to the other since January 1, 1996, including but not limited to, trade secrets, and proprietary information ideas, techniques, works of authorship, inventions, know-how, processes, algorithms, software systems, operations systems and formulae related to the current, future, and proposed products and services of each of the parties, and including, without limitation, their respective information concerning research, development, design details and specifications, financial information, provider requirements, purchasing, customer and provider lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans and information the disclosing party provides regarding third parties, including confidential information provided to UniHealth's current designees on the Board of Directors of UniHealth which has been provided by such designees to UniHealth.

     2. Each party agrees that at all times and notwithstanding the termination of the Stock Purchase Agreement it will hold in strict confidence and not disclose to any third party Confidential Information of the other for the term of this Agreement, except as approved in writing by the other party to this Agreement. Notwithstanding the above, the party to whom Confidential Information was disclosed (the "Recipient") shall not be in violation of this Section 2 with regard to a disclosure that was in response to a valid order by a court or other governmental body or pursuant to the request of a governmental authority having jurisdiction over the Recipient, provided that the Recipient provides the other party with prior written notice of such disclosure in order to permit the other party to seek confidential treatment of such information. Each party shall only permit access to Confidential Information of the other party to those of its employees or authorized representatives having a need to know and Recipient will be responsible for any disclosure of Confidential Information by such employees or authorized representatives.

     3. Each party shall immediately notify the other upon discovery of any unauthorized disclosure of the Confidential Information of the other party.

     4. Confidential Information shall not include information that: (a) was in the public domain at the time it was communicated to the Recipient by the other party; (b) entered the public domain subsequent to the time it was communicated to the Recipient by the other party through no fault of the Recipient; (c) was in the Recipient's possession free of any obligation of confidence at the time it was communicated to the Recipient by the other party; (d) was rightfully communicated to the Recipient free of any obligation of confidence subsequent to the time it was communicated to the Recipient by the other party; (e) was communicated by the other party to an unaffiliated third party free of any obligation of confidence; or (f) was independently developed by the Recipient without reference to the Confidential Information of the disclosing party.

     5. The parties recognize and agree that nothing contained in this Agreement shall be construed as granting any property rights, by license or otherwise, to any Confidential Information of the other party, or to any invention or any patent, copyright, trademark, or other intellectual property right that has issued or that may issue, based on such Confidential Information.

     6. Recipient's obligations under this Agreement shall be binding upon the Recipient's successors and assigns. The Recipient's obligations hereunder shall continue in full force and effect with respect to Confidential Information for five (5) years from the date of this Agreement.

     7. This Agreement shall be governed by and construed in accordance with the laws of California without reference to conflict of laws principles. Any disputes under this Agreement may be brought in the state courts and the Federal courts located in Orange County, California and the parties hereby consent to the personal jurisdiction and venue of these courts. This Agreement may not be amended except by a writing signed by both parties hereto.

     8. Each party acknowledges that its breach of the Agreement will cause irreparable damage and hereby agrees that the other party shall be entitled to seek injunctive relief under this Agreement, as well as such further relief as may be granted by a court of competent jurisdiction.

     9. If any provision of this Agreement is found by a proper authority to be unenforceable or invalid such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole and in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

     10. Neither party will assign or transfer any rights or obligations under this Agreement without the prior written consent of the other party.

     11. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, electronic mail, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the addresses set forth at the end of this Agreement or such other address as either party may specify in writing.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Confidentiality Agreement to be executed as of the date first above written.

                                          PACIFICARE HEALTH SYSTEMS, INC.,
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                            Alan Hoops
                                            Chairman of the Board &
                                            Chief Executive Officer

                                          Address: 3120 Lake Center Drive
                                               Santa Ana, CA 92704-6917

                                          UNIHEALTH FOUNDATION,
                                          a California nonprofit public benefit
                                          corporation

                                          By:
                                            ------------------------------------
                                            David R. Carpenter
                                            Chairman of the Board

                                          Address: 3400 Riverside Drive
                                               Burbank, CA 91505

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

                                   EXHIBIT F

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May 4, 1999 by and between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation ("PacifiCare"), and UNIHEALTH FOUNDATION, a California nonprofit public benefit corporation ("UniHealth").

     1. INTRODUCTION. UniHealth and PacifiCare have entered into a Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") providing for the repurchase by PacifiCare of up to an aggregate of 5,909,500 shares of common stock of PacifiCare held by UniHealth (the "UniHealth Shares") on the terms and conditions set forth therein. In connection with the execution of the Stock Purchase Agreement, PacifiCare has agreed to (i) file a shelf registration statement to enable UniHealth to sell any UniHealth Shares which may be released from PacifiCare's repurchase obligation pursuant to the terms set forth in Sections 8.5 and 9.2 of the Stock Purchase Agreement (the "Released Shares") and any of the 285,000 shares of Class B Common Stock owned by UniHealth and the shares of PacifiCare Common Stock to be exchanged for such shares of Class B Common Stock following the Approval ("Class B Shares"), and
(ii) reasonably cooperate with UniHealth if UniHealth desires to sell any Released Shares or Class B Shares it continues to own after February 15, 2001 (the "Remaining Released Shares") through an underwritten offering. For purposes of this Agreement, each of UniHealth Shares, Released Shares, Class B Shares and Remaining Released Shares shall include any shares of Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of, such UniHealth Shares, Released Shares, Class B Shares and Remaining Released Shares, as applicable. Certain capitalized terms used in this Agreement are defined in Section 3.3.

2. REGISTRATION UNDER SECURITIES ACT.

     2.1  SHELF REGISTRATION.

           (a) REGISTRATION. Within thirty (30) days following the date of the Approval, PacifiCare shall prepare and file with the Securities and Exchange Commission a shelf registration statement on Form S-3 (or any successor form thereto) with respect to the resale of UniHealth Shares that are not purchased by PacifiCare at the Initial Closing and the Class B Shares (including or incorporating by reference such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) (the "Shelf Registration Statement") and use its reasonable efforts to cause the Shelf Registration Statement to become and remain effective.

           (b) SHARES ELIGIBLE FOR SALE. The shares eligible for sale under the registration pursuant to this Section 2.1 shall be limited to the Released Shares.

           (c) NOTICE OF SALE. UniHealth shall provide PacifiCare with written notice of any proposed sales to be made under the Shelf Registration Statement pursuant to this Section 2.1 (the "Notice") at least ten (10) days prior to any such proposed sale. The Notice shall describe the nature of the shares proposed to be sold in sufficient detail to establish that such shares are Released Shares.

           (d) EXPENSES. PacifiCare will pay all Authorized Registration Expenses in connection with the registration pursuant to this Section 2.1, including the Underwritten Offering pursuant to Section 2.2. UniHealth will pay all Excluded Registration Expenses in connection with the registration pursuant to this Section 2.1.

           (e) NO UNDERWRITERS. Until the Final Closing under the Stock Purchase Agreement, UniHealth will not retain an underwriter in connection with any proposed sale under the Shelf Registration Statement.

     2.2  REQUEST FOR UNDERWRITTEN OFFERING.

           (a) REQUEST. Subject to the conditions of this Section 2.2 and the other terms and conditions of this Agreement, during the one year period commencing on February 15, 2001, and ending on February 14,

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

2002, upon the written request of UniHealth for an underwritten offering under the Shelf Registration Statement for all Remaining Released Shares ("Underwritten Offering"), PacifiCare shall reasonably cooperate in one Underwritten Offering, provided that PacifiCare shall not be obligated to maintain the effectiveness of any prospectus for the Underwritten Offering for more than ninety (90) days, and provided further that PacifiCare shall have no obligation to participate in an Underwritten Offering if the market value of the Remaining Released Shares if less than $25,000,000.

           (b) SELECTION OF UNDERWRITERS. If UniHealth elects an Underwritten Offering pursuant to Section 2.2(a), UniHealth shall select and obtain the investment banker or investment bankers and manager or managers that will administer the offering, provided that such selection shall be subject to PacifiCare's approval, which approval shall not unreasonably be withheld.

     2.3  REGISTRATION PROCEDURES.

           (a) PROCEDURES. If and whenever PacifiCare is required by the provisions of this Agreement to use all reasonable efforts to effect or cause the registration of any Released Shares or Class B Shares (including the Remaining Released Shares) under the Securities Act or the sale of any Released Shares or Class B Shares registered on the Shelf Registration Statement as provided in this Agreement, PacifiCare shall, as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission the Shelf Registration Statement on Form S-3 (or any successor form thereto) with respect to resale on a continuous basis of such Released Shares or Class B Shares (including or incorporating by reference such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder in order to maintain its effectiveness) and use its reasonable efforts to cause such registration statement to become and remain effective, provided that before filing such registration statement or any amendment or supplement thereto, PacifiCare will furnish to the counsel selected by UniHealth copies of all such documents proposed to be filed for review and comment;

               (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of the Shelf Registration Statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until (i) if no Underwritten Offering is requested under Section 2.2(a), on February 14, 2002, and (ii) if UniHealth elects an Underwritten Offering, until the earlier to occur of the completion of the offering pursuant to such prospectus and the expiration of ninety (90) days after the final prospectus for the Underwritten Offering becomes effective;

               (iii) furnish to UniHealth and each underwriter, if any, such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and supplements thereto included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as UniHealth or any underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Released Shares or Class B Shares;

               (iv) use all reasonable efforts to register or qualify all UniHealth Shares and Class B Shares covered by such registration statement under such other state securities laws or blue sky laws of such United States jurisdictions as UniHealth or any underwriter, if any, shall reasonably request, to keep such registrations or qualifications in effect for so long as the registration statement filed under the Securities Act remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable UniHealth and such underwriter, if any, to consummate the disposition in such jurisdictions of such Released Shares or Class B Shares, provided, however, that PacifiCare shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

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

               (v) notify UniHealth, at any time when a prospectus relating to the UniHealth Shares and Class B Shares is required to be delivered under the Securities Act, of PacifiCare's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to UniHealth and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Released Shares or Class B Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vi) advise UniHealth, promptly after it receives notice thereof, of the time when such registration statement or any amendment thereto has become effective or any related prospectus or any supplement to such prospectus or any amendment to such prospectus has been filed, of the issuance by the Securities and Exchange Commission of any stop order or of any order preventing or suspending the use of any related preliminary prospectus or prospectus, of the suspension of the qualification of such Released Shares or Class B Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Securities and Exchange Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any such preliminary prospectus or prospectus or suspending any such qualification, to use promptly all reasonable efforts to obtain withdrawal of such order;

               (vii) file promptly all documents required to be filed with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the time such registration statement becomes effective and during any period when any related prospectus is required to be delivered;

               (viii) otherwise use all reasonable efforts to comply with all applicable provisions of the Securities Act and all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

               (ix) in connection with the Underwritten Offering pursuant to
Section 2.2 hereof, furnish, at the request of UniHealth on the date such securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion, dated such date, of counsel representing PacifiCare for purposes of such registration, addressed to the underwriters, covering such legal matters with respect to such registration as UniHealth may reasonably request and are customarily included in such an opinion, and (ii) letters, dated the effective date of the amendment to the registration statement containing the prospectus for the Underwritten Offering and the date such securities are delivered to the underwriters for sale pursuant to such registration, from the independent certified public accountants of PacifiCare, addressed to the underwriters and to UniHealth covering such financial, statistical and accounting matters with respect to such registration as UniHealth may reasonably request and are customarily included in such letters; and

               (x) in connection with the Underwritten Offering pursuant to
Section 2.2 hereof, at the request of UniHealth, cause its executive officers to reasonably participate in a roadshow for the Underwritten Offering; provided that the roadshow is scheduled, with the reasonable prior consent of PacifiCare, so as not to disrupt the normal business operations and existing scheduled events of PacifiCare or its affected executive officers.

Upon receipt of any notice from PacifiCare of the occurrence of any event of the kind described in clause (vi) of this Section 2.3(a), UniHealth will forthwith discontinue UniHealth's disposition of Released Shares or Class B Shares pursuant to the registration statement covering such Released Shares or Class B Shares until UniHealth's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 2.3(a) and, if so directed by PacifiCare, will deliver to PacifiCare all copies, other than permanent file copies, then in UniHealth's possession of the prospectus covering such Released Shares or
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

Class B Shares current at the time of receipt of such notice. In the event PacifiCare shall give any such notice, the period mentioned in clause (ii) of this Section 2.3(a) shall be extended by the length of the period from and including the date when PacifiCare shall have given such notice to and including the date when UniHealth shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 2.3(a).

           (b) INFORMATION CONCERNING DISTRIBUTION. As a condition to filing or effecting the Shelf Registration Statement pursuant to Section 2.1 or amending the Shelf Registration Statement for an Underwritten Offering, PacifiCare may require UniHealth to furnish PacifiCare such information regarding UniHealth and the distribution of such securities as PacifiCare may reasonably request in writing for inclusion in the registration statement in accordance with the rules and regulations of the Securities and Exchange Commission or in connection with any registration, qualification, compliance or filing for an exemption under state securities laws.

           (c) OTHER REGISTRATION RIGHTS. PacifiCare represents and warrants to UniHealth that, as of the date of this Agreement, it has not agreed to register any securities of PacifiCare under the Securities Act or the laws of any other jurisdiction pursuant to registration rights which conflict with those granted pursuant to this Agreement.

           (d) SUSPENSION OF EFFECTIVENESS OF REGISTRATION
STATEMENT. Notwithstanding any other provision of this Agreement, following the effectiveness of the Shelf Registration Statement hereunder, PacifiCare may, at any time, suspend the effectiveness of the registration statement for up to no longer forty-five (45) days, as appropriate (a "Suspension Period"), by giving notice to UniHealth that in the good faith judgment of the Board of Directors of PacifiCare, it would be seriously detrimental to PacifiCare and its stockholders to disclose any previously undisclosed material corporate development that would be required to be disclosed if the registration statement is not suspended. PacifiCare will use its best efforts to minimize the length of any Suspension Period. UniHealth agrees that, upon receipt of any notice from PacifiCare of a Suspension Period, UniHealth will not sell any Released Shares or Class B Shares until (i) UniHealth is advised in writing by PacifiCare that the use of the applicable prospectus may be resumed, (ii) UniHealth has received copies of any additional supplemental or amended prospectus, if applicable, and (iii) UniHealth has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

     2.4  INDEMNIFICATION AND CONTRIBUTION.

           (a) INDEMNIFICATION BY PACIFICARE. With respect to the Shelf Registration Statement and any amendment or supplement thereto, to the extent permitted by law, PacifiCare will indemnify and hold harmless UniHealth, its directors, officers, employees and agents, each other Person who participates as an underwriter in the offering or sale of such Released Shares or Class B Shares and each other Person, if any, who controls UniHealth or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (whether arising out of a claim of a party hereto, a third party or otherwise), to which UniHealth or any such director or officer or underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement, any preliminary prospectus, final prospectus, summary prospectus, notification or offering circular contained therein or otherwise used or approved for use by PacifiCare in the offering pursuant thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and PacifiCare will reimburse UniHealth and each such director, officer, employee, agent, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding or successfully enforcing the provisions hereof; provided, however, that (i) PacifiCare shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission

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made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, notification, offering circular, amendment or supplement in reliance upon and in conformity with information furnished to PacifiCare in writing by UniHealth or, if the Person seeking indemnification is an underwriter, by such underwriters, in either case expressly for use therein, and (ii) the provisions of this Section 2.4(a) shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of securities to any Person if such underwriter failed to send or give a copy of the related prospectus, as the same may be then amended or supplemented, to such Person within the time required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of UniHealth or any such director, officer, employee, agent, underwriter or controlling person and shall survive the transfer of such securities by UniHealth.

           (b) INDEMNIFICATION BY UNIHEALTH. PacifiCare may require, as a condition to including any Released Shares or Class B Shares in the Shelf Registration Statement or amending the Shelf Registration Statement for the Underwritten Offering, that PacifiCare shall have received an undertaking satisfactory to it from UniHealth, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.4(a) hereof) PacifiCare, each director of PacifiCare (or each person performing a similar function), each officer of PacifiCare (or each person performing a similar function), each employee and agent of PacifiCare and each other Person, if any, who controls PacifiCare within the meaning of the Securities Act, each Person who participates as an underwriter in the offering or sale of such Released Shares or Class B Shares and each other Person, if any, who controls such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, summary prospectus, notification or offering circular contained therein, or any amendment or supplement thereto, if and to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to PacifiCare in writing by UniHealth expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, no such undertaking shall apply to the extent that any loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Released Shares or Class B Shares concerned to such Person if it is determined that it was the responsibility of PacifiCare to provide such Person with such current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the maximum obligation of UniHealth pursuant to any such undertaking shall be limited to an amount equal to the aggregate sales price of the Released Shares and Class B Shares sold pursuant thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of PacifiCare or any such director, officer, employee, agent or controlling person and shall survive the transfer of such securities by UniHealth.

           (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.4(a) or 2.4(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.4(a) or 2.4(b) hereof except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the counsel chosen by such indemnifying party is not reasonably satisfactory to such indemnified party or the indemnifying party does not in fact assume such defense), the
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indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation or enforcement. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party (which shall not be unreasonably withheld) if it does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect of such claim or litigation without any payment or consideration provided by such indemnified party other than a payment or consideration as to which such indemnified party is concurrently indemnified by an equal payment to such indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party (which shall not be unreasonably withheld).

           (d) CONTRIBUTION. If the indemnification provided for in Section 2.4(a) or 2.4(b) hereof is unavailable to a party that would have been an indemnified party under such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof); provided, however, that the liability of UniHealth shall be limited to an amount equal to the aggregate sales price under the Shelf Registration Statement of the Released Shares and Class B Shares. The relative fault shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. PacifiCare and UniHealth agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 2.4(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 2.4(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 2.4(d) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) and of successfully enforcing the provisions hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e) OTHER INDEMNIFICATION AND CONTRIBUTION. Indemnification and contribution similar to that specified in Sections 2.4(a), 2.4(b), 2.4(c) and 2.4(d) hereof (with appropriate modifications) shall be given by PacifiCare and UniHealth with respect to any required registration or other qualification of such Released Shares or Class B Shares under any federal or state law or regulation of any governmental authority, other than the Securities Act.

           (f) PAYMENTS. The indemnification and contribution required by this
Section 2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3. GENERAL.

     3.1 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of PacifiCare and UniHealth.

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     3.2  NOTICES. Any notice or other communication in connection with this
Agreement shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if either (x) actually delivered at said address (evidenced in the case of a telex or telecopy by receipt of the correct answerback or other communication) or (y) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the mails, postage prepaid and registered or certified: (a) if to UniHealth, at its registered address as set forth in the register kept by PacifiCare, (b) if to PacifiCare, to the attention of the Chief Executive Officer at 3120 Lake Center Drive, Santa Ana, California 92704-6917, or at such other address as PacifiCare shall have furnished to each holder of Released Shares or Class B Shares at the time outstanding.

     3.3 CERTAIN DEFINITIONS. As used in this Agreement, the following terms have the following respective meanings:

     "AFFILIATE" has the meaning set forth in Rule 405 under the Securities Act.

     "APPROVAL" has the meaning set forth in the Recitals to the Stock Purchase Agreement.

     "AUTHORIZED REGISTRATION EXPENSES" means all expenses incident to PacifiCare's performance of or compliance with Section 2.1 hereof, including all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all expenses of formatting for electronic submission to the Securities and Exchange Commission, messenger and delivery expenses, the fees and disbursements of counsel for PacifiCare and of its independent public accountants, provided that, in any case where any registration expenses are not to be borne by PacifiCare, such expenses shall not include salaries or fringe benefits of PacifiCare personnel or general overhead expenses of PacifiCare, and shall not include premiums or other expenses relating to liability insurance required by underwriters or PacifiCare, or other expenses for the preparation of financial statements or other data normally prepared by PacifiCare in the ordinary course of its business or which PacifiCare would have incurred in any event.

     "CLASS B SHARES" has the meaning set forth in Section 1 of this Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

     "EXCLUDED REGISTRATION EXPENSES" means all expenses, fees and disbursements of counsel retained by UniHealth, all expenses, fees and disbursements of any underwriters, any printing costs incurred at the election of UniHealth, all accounting fees incurred in connection with any comfort letter for the Underwritten Offering, if any, and all other expenses, fees and disbursements incident to any registration either initiated or effected pursuant to this Agreement which are not explicitly included as Authorized Registration Expenses.

     "INITIAL CLOSING" has the meaning set forth in Section 1 of the Stock Purchase Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     "PACIFICARE" has the meaning set forth in the Preamble to this Agreement.

     "PERSON" means a corporation, an association, a partnership, an organization, a trust, a business, an individual, a government or political subdivision thereof, a governmental agency or any other entity.

     "RELEASED SHARES" has the meaning set forth in Section 1 of this Agreement.

     "REMAINING RELEASED SHARES" has the meaning set forth in Section 1 of this Agreement.

     "SECURITIES ACT" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be amended from time to time.

     "SECURITIES AND EXCHANGE COMMISSION" means the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

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     "STOCK PURCHASE AGREEMENT" has the meaning set forth in Section 1 of this
Agreement.

     "UNIHEALTH" has the meaning set forth in the Preamble to this Agreement.

     "UNIHEALTH SHARES" has the meaning set forth in Section 1 of this Agreement.

     3.4 MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the holders from time to time of Released Shares and Class B Shares, whether so expressed or not. This Agreement embodies the entire agreement and understanding between PacifiCare and UniHealth and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the domestic substantive laws of the State of California, without reference to any choice or conflict of laws principles which could cause the application of the domestic substantive laws of any other jurisdiction. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.5 ARBITRATION. A party asserting the existence of any dispute or controversy arising out of or in connection with this Agreement (a "Dispute"), including any Dispute relating to the existence, materiality or cure of a claimed material breach, shall notify the other parties to this Agreement in writing of the existence and subject matter of the Dispute. For a thirty (30) day period following such notification, the parties shall meet and negotiate in good faith to attempt the resolve the Dispute and shall escalate the Dispute to the respective Chief Executive Officers of the parties if resolution is not made within the first fifteen (15) days. If such efforts do not resolve the Dispute within such thirty (30) day period, the Dispute shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association, and except for proceedings commenced to enforce an arbitration award, each party hereby irrevocably waives its right to commence any proceeding in any court with respect to any matter arising under this Agreement. The tribunal shall consist of a sole arbitrator appointed jointly by the parties. In the case of the parties failing to choose a sole arbitrator, the tribunal shall consist of three arbitrators, two of whom shall be appointed by the respective parties and the third arbitrator shall be appointed jointly by the first two. The place of arbitration shall be Orange County, California or such other location as the parties shall agree. The language of the arbitration shall be English. No arbitrator shall be an Affiliate, employee, officer or director of either party or of their respective Affiliates, nor shall any Arbitrator have any interest that would be affected in any material respect by the outcome of the Dispute. The decision of the sole arbitrator or of a majority of the arbitrators, where applicable, shall be final and binding on the parties and their respective successors and assigns. The decision shall not be subject to appeal or judicial review except in circumstances of fraud. The prevailing party in any such arbitration shall be entitled to recover reasonable fees of attorneys and other professionals in addition to all court costs and arbitrator's fees which that party may incur as a result. Judgment upon the award granted by the arbitrator(s) may be entered in any court having jurisdiction over the relevant party or its assets.

     3.6 ATTORNEYS' FEES. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such action, in addition to any other relief to which such party shall be entitled.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                          PACIFICARE HEALTH SYSTEMS, INC.,
                                          a Delaware corporation

                                          By:

                                            ------------------------------------
                                            Alan Hoops
                                            Chairman of the Board &
                                            Chief Executive Officer

                                          UNIHEALTH FOUNDATION,
                                          a California nonprofit public benefit
                                          corporation

                                          By:

                                            ------------------------------------
                                            David R. Carpenter
                                            Chairman of the Board

                                   EXHIBIT C
                              FAIRNESS OPINION OF
                              WARBURG DILLON READ

                                  May 4, 1999

Board of Directors
PacifiCare Health Systems, Inc.
3120 W. Lake Center Drive
Santa Ana, CA 92799-5186

Dear Board of Directors:

     We understand that PacifiCare Health Systems, Inc. (the "Company") is undertaking a transaction whereby the Company intends to (i) reclassify its Series A and B Common Stock into a single class of Common Stock in accordance with the Amended and Restated Certificate of Incorporation, (ii) repurchase the Common Stock owned by UniHealth after the reclassification of the two series of shares and (iii) pay UniHealth $60 million on the date of the approval of the Amended and Restated Certification of Incorporation (the "Transaction"). The terms and conditions of the Transaction are more fully set forth in the Purchase Agreement.

     You have requested our opinion as to whether the Transaction is fair to the stockholders other than UniHealth, from a financial point of view.

     Warburg Dillon Read LLC has acted as financial advisor to the Company in connection with the Transaction and will receive a fee upon the consummation thereof. We are familiar with the Company, having provided financial advisory services to the Company in the past and received customary compensation for the rendering of such services. In the ordinary course of business, Warburg Dillon Read LLC, its affiliates, and its predecessors may trade securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to the Company, (ii) reviewed certain financial information and other data provided to us by the Company that is not publicly available relating to the business and prospects of the Company, including financial projections prepared by the management of the Company, (iii) conducted discussions with members of the senior management of the Company, (iv) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of the Company (the "Comparables"), (v) considered the pro forma effects of the Transaction on the Company's financial statements, (vi) reviewed the historical market prices and trading volumes of the common stocks of the Company and its Comparables, (vii) compared the Consideration and other terms of the Transaction with the financial terms and premiums paid in certain other stock repurchase transactions which we believe to be generally comparable to the Transaction,
(viii) reviewed the Purchase Agreement and other ancillary agreements, and (ix) conducted such other financial studies, analyses and investigations, and considered such other information as we deemed necessary or appropriate.

     In connection with our review, at your direction we have not independently verified any of the foregoing information and have, with your consent, relied on its being complete and accurate in all material respects. In addition, at your direction we have not made any evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. With respect to the financial projections referred to above, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of each company and will be realized in the amounts and at the times contemplated thereby. Further, our opinion is based on economic, monetary and market conditions existing on the date hereof.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction is fair to the stockholders other than UniHealth from a financial point of view.

Very truly yours,

Warburg Dillon Read LLC

                                          By: /s/ PATRICK J. LANDERS

                                             -----------------------------------
                                             Patrick J. Landers
                                             Managing Directors

                                          By: /s/ EDWIN Y. CHIN

                                             -----------------------------------
                                             Edwin Y. Chin
                                             Director

                                   EXHIBIT D

                               FIRST AMENDMENT TO
                             1996 STOCK OPTION PLAN
                       FOR OFFICERS AND KEY EMPLOYEES OF
                        PACIFICARE HEALTH SYSTEMS, INC.

     This First Amendment, dated as of April 15, 1999 (the "Amendment"), to the 1996 Stock Option Plan for Officers and Key Employees (the "Plan") of PacifiCare Health Systems, Inc. hereby amends the Plan as follows:

     1. Amendment to Section 2.1. Section 2.1 is hereby deleted and replaced in its entirety by the following:

          "The shares of stock subject to Awards shall be shares of the Company's Class A Common Stock and shares of the Company's Class B Common Stock. The aggregate number of such shares which may be subject to Awards granted under the Plan shall be 4,300,000 shares of Common Stock, subject to adjustment as provided herein including, but not limited to, adjustments for dividends consisting of one share of Class B Common Stock for one share of Class A Common Stock. Beginning June 30, 1999, the aggregate number of shares of Common Stock which may be subject to Awards granted during any calendar year ("Plan Year"), shall not exceed two percent (2%) of the aggregate outstanding shares of Class A and Class B Common Stock of the Company as of June 30th of each Plan Year (the "Determination Date"), subject to adjustment as provided herein. To the extent permissible under Rule 16b-3 of the Act, any shares of Common Stock available to be subject to Awards granted during a Plan Year and not made subject to Awards shall be added to the aggregate number of shares of Common Stock available for Awards on each Determination Date. The maximum number of Incentive Stock Options available for grant under the Plan shall be 1,800,000, subject to adjustment as provided herein.

          "The maximum number of Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights available for grant to any Participant during any Plan Year shall not exceed 200,000, subject to adjustment as provided herein. If any Award, expires or is terminated or canceled without having been fully exercised, the number of shares subject to such Award but as to which such Award was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations contained herein, provided, however, that, in the case of the cancellation or termination of an Incentive Stock Option, a Non-Qualified Stock Option or Stock Appreciation Right in the same Plan Year that such Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right was granted, both the cancelled or terminated Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right and the newly granted Incentive Stock Option, Non-Qualified Stock Option or Stock Appreciation Right shall be counted in determining whether the recipient has received the maximum number of such Awards permitted under the Plan."

     2. Limitation of Amendments. Except as expressly provided herein, no terms or provision of any agreement or instrument are modified or changed by this Amendment and the terms and provisions of the Plan, as amended by this Amendment, shall continue in full force and effect.

     3. Governing Law. This Amendment shall be construed, interpreted and enforced in accordance with, and governed by California law.

     4. Capitalized Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

     5. Waivers and Amendments. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing.

     6. Section Headings. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.

                                   EXHIBIT E

                              AMENDED AND RESTATED
                           1996 NON-OFFICER DIRECTORS
                               STOCK OPTION PLAN

1. Purpose.

     This Amended and Restated 1996 Non-Officer Directors Stock Option Plan (the "Plan") of PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), is intended to promote the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-officer directors and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders. The options granted hereunder are not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as incentive stock options.

2. Amount and Source of Stock.

     The shares of stock subject to options shall be shares of the Company's Class B Common Stock, par value $0.01 per share (the "Class B Common Stock"). The total number of shares of Class B Common Stock which may be the subject of options granted pursuant to this Plan shall be limited so that the total number of shares of Class B Common Stock issued upon the exercise of options granted under this Plan shall not exceed 390,000, subject to adjustment as provided in
Section 10 of this Plan. In the event that any option granted hereunder expires or is terminated or canceled prior to its exercise in full for any reason, the shares subject to such option shall be added to the shares of Class B Common Stock otherwise available for issuance pursuant to the exercise of options under this Plan.

3. Administration of the Plan.

          (a) Duties and Powers of the Committee. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") comprised of two or more members of the Board, selected by the Board (the "Committee"). Such members of the Committee shall be, Non-Employee Directors as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the respective option agreements and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules.

          (b) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

          (c) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

4. Grant of Stock Options.

          (a) Eligibility. All non-officer directors of the Company, who are not eligible to receive options under the 1996 Stock Option Plan for Officers and Key Employees of the Company as amended from time to time, (the "1996 Plan"), shall be eligible to receive options hereunder (the "Eligible Directors").

          (b) Stock Option Grants.

             (i) The Committee shall, subject to the applicable limits of this Plan, automatically grant each Eligible Director, upon being elected to the Board, options to purchase 10,000 shares of Class B Common Stock.

             (ii) The Committee shall, subject to the applicable limits of this Plan, automatically grant each Eligible Director annually options to purchase 5,000 shares of Class B Common Stock on the 30th day of June in each calendar year commencing June 30, 1999; provided that the optionee shall not have been eligible to receive options under the 1996 Plan for all or any part of the preceding 12-month period and shall have served on the Board the entire preceding 12-month period. If additional Eligible Directors are hereafter appointed to the Board, the Committee shall, subject to the applicable limits of this Plan, automatically grant annually each such person options to purchase 5,000 shares of Class B Common Stock on the 30th day of June in each calendar year commencing with the first June 30th following the date on which such director was appointed; so long as the director is then eligible for the granting of options pursuant to this Plan and has not been eligible to receive options under the 1996 Plan for all of the preceding 12-month period, and, such director shall have served on the Board the entire preceding 12-month period. If the number of shares of Class B Common Stock which may be the subject of options under this Plan is not sufficient to make all automatic grants required to be made pursuant to this Plan on the applicable date, the number of shares of Class B Common Stock subject to the options granted to each director shall be reduced on a pro rata basis.

             (iii) Subject to the applicable limits of this Plan, the Committee shall have the authority, from time to time, to (x) grant, in its absolute discretion, such additional options under the Plan (a "Discretionary Option Grant") to any Eligible Director and (y) determine the number of shares of Class B Common Stock to be granted under such Discretionary Option Grant to an Eligible Director. All other terms and conditions of a Discretionary Option Grant shall be consistent with terms of the Plan."

          (c) Option Price. The exercise price for the shares of Class B Common Stock purchasable under any option granted hereunder shall be an amount equal to 100 percent of the Fair Market Value of the Class B Common Stock on the date of grant. For purposes of this Plan, the "Fair Market Value" of the Class B Common Stock on a given date shall be based upon: (i) the closing price per share of the Class B Common Stock on the principal exchange on which the Class B Common Stock is then trading, if any, on such date, or, if the Class B Common Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Class B Common Stock was not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Class B Common Stock is then listed as a National Market Issue under the Nasdaq National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Class B Common Stock on such date as reported by Nasdaq or such successor quotation system; or
     (iii) if the Class B Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Class B Common Stock on such date as determined in good faith by the Committee; or (iv) if the Class B Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

5. Terms and Conditions of Options; Vesting; Sales of Options.

     (a) Commencement of Exercisability. Subject to Sections 5(b) and (c), and Sections 7, 8 and 14, each option granted under this Plan shall become exercisable in four cumulative installments as follows:

          (i) The first installment shall consist of 25 percent of the shares of Class B Common Stock covered by the option and shall become exercisable on the first anniversary of the date of grant;

          (ii) The second installment shall consist of 25 percent of the shares of Class B Common Stock covered by the option and shall become exercisable on the second anniversary of the date of grant;

          (iii) The third installment shall consist of 25 percent of the shares of Class B Common Stock covered by the option and shall become exercisable on the third anniversary of the date of grant; and

          (iv) The fourth installment shall consist of all remaining shares of Class B Common Stock covered by the option and shall become exercisable on the fourth anniversary of the date of grant.

     (b) Vesting Cumulative. The installments provided for in this Section 5 are cumulative. Each such installment which becomes exercisable pursuant to Section 5(a) shall remain exercisable until such installment becomes unexercisable under
Section 7. No portion of an option which is unexercisable at Termination of Directorship (as defined in Section 7) shall thereafter be exercisable.

          (c) Stock Option Agreement. Subject to Section 14, the grant of options by the Committee shall be effective as of the date of grant; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company) and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern. (c) Sales of Stock Underlying Stock Option. Any stock option granted under this Plan may not be sold within six months from its date of grant.

6. Exercise of Options.

          (a) Person Eligible to Exercise. During the lifetime of the optionee, only he, his guardian, legal representative or other person approved by the Committee in its sole discretion and described in the terms of the agreement documenting the option may exercise an option granted to him, or any portion thereof. After the death of the optionee, any exercisable portion of an option may, prior to the time when such option becomes unexercisable under Section 7, be exercised by his personal representative or by any person empowered to do so under the deceased optionee's will or under the applicable laws of descent and distribution.

          (b) Partial Exercise. At any time and from time to time prior to when any exercisable option or exercisable portion thereof becomes unexercisable under Section 7, such option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the number of shares for which an option may be partially exercised shall be not less than 100 shares.

          (c) Manner of Exercise. An exercisable option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or Chief Financial Officer of the Company or their respective offices of all of the following prior to the time when such option or such portion becomes unexercisable under this Plan:

             (i) Notice in writing signed by the optionee or other person then entitled to exercise such option or portion, stating that such option or portion is exercised, such notice complying with all applicable rules established by the Committee;

             (ii) (A) Full payment (in cash or by check) for the shares with respect to which such option or portion is hereby exercised;

                (B) With the consent of the Committee, shares of any class of the Company's stock owned by the optionee either duly endorsed for transfer to the Company or duly attested as to ownership with a Fair Market Value (as determinable under Section 4(c)) on the date of delivery equal to the aggregate option price of the shares of Class B Common Stock with respect to which such option or portion is thereby exercised (which shares shall be owned by the optionee for more than six months at the time they are delivered);

                (C) With the consent of the Committee, any other form of cashless exercise permitted under Section 6(d) hereof; or

                (D) Any combination of the consideration provided in the foregoing subsections (A), (B) and (C);

             (iii) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop transfer orders to transfer agents and registrars; and

             (iv) In the event that the option, or portion thereof, shall be exercised by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the option or portion thereof.

          (d) Cashless Exercise. The Company, in its sole discretion, may establish procedures whereby an optionee, to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate provided such procedures and policies are consistent with those of any cashless exercise program established pursuant to the 1996 Plan. Such procedures and policies shall be binding on any optionee wishing to utilize the cashless exercise program.

7. Expiration of Options.

     No option may be exercised to any extent by anyone after the first to occur of the following events:

             (i) The expiration of 10 years from the date the option was granted; or

             (ii) The expiration of one year from the time the optionee shall voluntarily or involuntarily cease to continue to serve as a director of the Company (a "Termination of Directorship"), including a Termination of Directorship by reason of death or disability.

     For purposes of this Section 7, "disability" shall mean a medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months and which renders a director substantially unable to function as a director of the Company. Nothing contained herein or in any option agreement shall be construed to confer on any optionee any right to continue as a director of the Company.

8. Acceleration of Vesting Upon A Change of Control.

     Notwithstanding anything to the contrary in Section 7 and/or any vesting provisions of any option, any option which has been held for at least six months shall become exercisable immediately upon the effective date of a "Change of Control." As used in this Section 8, the term "Change of Control" shall mean the occurrence of any of the following: (i) a business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is not the Surviving Organization; (ii) any business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is the Surviving Organization and such business combination occurred with an entity whose market capitalization prior to the transaction was greater than 50 percent of the Company's market capitalization prior to the transaction; (iii) the sale in a transaction or series of transactions of all or substantially all of the Company's assets;
(iv) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) other than UniHealth, a California nonprofit public benefit corporation ("UniHealth"), acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of 20 percent or more of the voting common stock of the Company and the beneficial ownership of the voting common stock of the Company owned by UniHealth at that date is less than or equal to the beneficial ownership interest of voting securities attributable to such other person or group; (v) a dissolution or liquidation of the Company; or (vi) the Company ceases to be subject to the reporting requirements of the Exchange Act as a result of a "going private transaction" (within the meaning of the Exchange Act). For purposes hereof, "Surviving Organization" shall mean any entity where the majority of the members of such entity's board of directors are persons who were members of the Company's board of directors prior to the merger, consolidation or other business combination and the senior management of the surviving entity includes all of the individuals who were the Company's executive management (the Company's chief executive officer and those individuals who report directly to the Company's chief executive officer) prior to the merger, consolidation or other business combination and such individuals are in at least comparable positions with such entity. The Committee may make such determinations and interpretations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with a Change in Control and acceleration of exercisability. All such determinations and interpretations by the Committee shall be conclusive. Each optionee shall receive at least 10 days' notice prior to the effective date of the Change of Control that their options will be exercisable upon the effective date of the Change of Control and the officers of the Company shall make adequate provisions to permit all optionees to exercise their options as of the effective date of the Change of Control.

9. Non-Transferability of Options.

     No option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9 shall prevent transfers by will or by the applicable laws of descent and distribution or by other methods to any approved person pursuant to Section 6(a).

10. Adjustments Upon Certain Events.

          (a) Changes in Company's Shares. In the event that the outstanding shares of Class B Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to the outstanding shares of Class B Common Stock or other similar transactions, proportionate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted (including adjustments of the limitation on the maximum number and kind of shares which may be issued on exercise of options), which adjustments shall be consistent with comparable adjustments made pursuant to the corresponding provision in the 1996 Plan.

          (b) Adjustments in Outstanding Awards. In the event that the outstanding shares of Class B Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to the outstanding shares of Class B Common Stock or other similar transactions, the Committee shall make proportionate adjustments in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustments shall be consistent with comparable adjustments made pursuant to the corresponding provision in the 1996 Plan. Such adjustment in an outstanding option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share. Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

11. General Restrictions.

          (a) Conditions to Issuance of Stock Certificates. The shares of Class B Common Stock issuable and deliverable upon the exercise of any option, or any portion thereof, may be either previously authorized but unissued shares of Class B Common Stock or issued shares of Class B Common Stock which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Class B Common Stock purchased upon the exercise of any option or portion thereof prior to fulfillment of all of the following conditions:

             (i) The admission of such shares of Class B Common Stock to listing on all stock exchanges on which such class of stock is then listed;

             (ii) The completion of any registration or other qualification of such shares of Class B Common Stock under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

             (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

             (iv) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the option; and

             (v) The lapse of such reasonable period of time following the exercise of the option as the Committee may establish from time to time for reasons of administrative convenience.

          (b) Rights as Stockholders. The holders of options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares of Class B Common Stock receivable upon the exercise of any part of an option unless and until certificates representing the shares of Class B Common Stock have been issued by the Company to such holders.

12. Withholding Tax Liability.

          (a) A holder of an option granted hereunder may elect to deliver shares of Class B Common Stock to the Company or have the Company withhold shares otherwise issuable upon the exercise of an option in order to satisfy federal, state and local withholding tax liability (a "share withholding election"), provided: (i) the Board or, if so designated, the Committee, shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). Notwithstanding the foregoing, a holder whose transactions in the Company's equity securities are subject to Section 16(b) of the Exchange Act may make a share withholding election only if the following additional conditions are met: (i) the withholding is made at least six months after the date of the grant of the option; and (ii) either
     (x) the share withholding election is irrevocably made at least six months in advance of the withholding, or (y) the share withholding election and the share withholding take place during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

          (b) A share withholding election shall be deemed made when written notice of such election, signed by the holder, has been delivered or transmitted by registered or certified mail to the Secretary or Chief

     Financial Officer of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have shares withheld.

          (c) Upon exercise of an option by a holder, the Company shall transfer the total number of shares of Class B Common Stock subject to the option to the holder on the date of exercise, less any shares of Class B Common Stock the holder elects to withhold.

13. Amendment, Suspension or Termination of the Plan.

     This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that the Board may not amend or modify this Plan without the approval of the stockholders of the Company if stockholder approval would be required under
Section 422 of the Code or any law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension nor termination of this Plan shall, without the consent of the holder of the option, impair any rights or obligations under any option theretofore granted. The Committee may amend or otherwise modify the terms of an option granted hereunder, from time to time, but no amendment or modification shall, without the consent of the holder of such option impair any rights or obligations of such option. No option may be granted during any period of suspension nor after termination of this Plan, and in no event may any option be granted under this Plan after exhaustion of the shares reserved for shares subject to options granted pursuant to this Plan.

14. Approval of Plan by Stockholders.

     This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan and as determined necessary or desirable for actions taken pursuant to Section 13. Options may be granted prior to such stockholder approval; provided, however, that such options shall not be exercisable prior to the time when this Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all options previously granted under this Plan shall thereupon be canceled and become null and void.

15. Effective Date of Plan.

     Subject to Section 14, the effective date of this Plan shall be May 1, 1999.

PROXY
                                   PROXY CARD
                       (HOLDERS OF CLASS A COMMON STOCK)

                        PACIFICARE HEALTH SYSTEMS, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Class A Common Stock acknowledges receipt of a copy of the Annual Report and the Proxy Statement, dated _____________, 1999, and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Terry Hartshorn and Alan Hoops, and each of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, cumulatively or otherwise as designated below, all the shares of Class A Common Stock held of record by the undersigned on ___________, 1999, at the Annual Meeting of Stockholders to be held on
___________, 1999 or any adjournment thereof.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                            Please mark your
                                                            vote as indicated
                                                            in this example. [X]

1. APPROVAL OF THE AMENDED CERTIFICATE
   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

2. ELECTION OF DIRECTORS
        FOR the nominee listed below               WITHHOLD AUTHORITY
   (Except as indicated to the contrary)   (To vote for nominees listed below)
                  [ ]                                     [ ]

  Bradley C. Call     David A. Reed     David R. Carpenter     Lloyd E. Ross

(Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------

3. APPROVAL OF THE PERFORMANCE OBJECTIVES AND MAXIMUM AWARDS UNDER THE 1996 MANAGEMENT INCENTIVE COMPENSATION PLAN
   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

4. APPROVAL OF AMENDMENTS TO THE 1996 STOCK OPTION PLAN FOR OFFICERS AND KEY EMPLOYEES
   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

5. APPROVAL OF THE AMENDED AND RESTATED 1996 NON-OFFICER DIRECTORS STOCK OPTION PLAN
   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

6. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

7. If you plan to attend the Annual Meeting, please check here: [ ]


PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)                                        DATED:                , 1999
            ---------------------------------------       ----------------

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------
                   [Arrow Up] FOLD AND DETACH HERE [Arrow Up]

PROXY

                                   PROXY CARD
                       (HOLDERS OF CLASS B COMMON STOCK)

                        PACIFICARE HEALTH SYSTEMS, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Class B Common Stock acknowledges receipt of a copy of the Annual Report and the Proxy Statement, dated ___________, 1999, and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Terry Hartshorn and Alan Hoops, and each of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, cumulatively or otherwise as designated below, all the shares of Class B Common Stock held of record by the undersigned on __________, 1999, at the Annual Meeting of Stockholders to be held on
__________, 1999 or any adjournment thereof.



-------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*

                                                                Please mark
                                                              your votes as
                                                               indicated in [X]
                                                                this sample.
                        FOR  AGAINST  ABSTAIN
1. APPROVAL OF THE      [ ]    [ ]      [ ]       2. The proxies are authorized
   AMENDED CERTIFICATE                               to vote in their discretion
                                                     upon such other business as
                                                     may properly come before
                                                     the meeting.

                                                  3. If you plan to attend
                                                     the Annual Meeting,
                                                     please check here:     [ ]

                                                  PLEASE MARK, SIGN, DATE AND
                                                  RETURN PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.




Signature(s) _________________________________________ Dated: ___________, 1999

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         VOTING INSTRUCTIONS TO TRUSTEE
            FOR THE ANNUAL MEETING OF SHAREHOLDERS -- ________, 1999

      THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE PACIFICARE HEALTH SYSTEMS, INC. SAVINGS AND PROFIT-SHARING PLAN
                  WHO HAVE RIGHTS IN THE CLASS A COMMON STOCK


The undersigned Participant in the PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Plan") hereby instructs Wells Fargo Bank ("Trustee"), to vote all shares of Class A Common Stock of PacifiCare Health Systems, Inc. (the "Company") allocated to the accounts of the undersigned under the Plan, and to act in its discretion upon such other business as may properly come before, and to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on _______, 1999, or any adjournment thereof.

        PLEASE CAREFULLY REVIEW THE ENCLOSED NOTICE TO PLAN PARTICIPANTS
                    BEFORE COMPLETING AND MAILING THIS CARD.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                Please mark
                                                                your vote as
                                                                indicated in [X]
                                                                this example


                                         FOR  AGAINST  ABSTAIN
1. APPROVAL OF THE AMENDED CERTIFICATE   [ ]    [ ]      [ ]


                                      FOR the nominees         WITHHOLD
                                        listed below           AUTHORITY
                                   (Except as indicated  (To vote for nominees
                                      to the contrary)       listed below)
2. ELECTION OF DIRECTORS                    [ ]                   [ ]
   Bradley C. Call     David A. Reed
   David R. Carpenter  Lloyd E. Ross

(Instruction: To withhold authority to vote for any nominee, write that nominee's name in the space provided below)

-----------------------------------------------------------------------


                                               FOR   AGAINST  ABSTAIN
3. APPROVAL OF THE PERFORMANCE OBJECTIVES      [ ]     [ ]      [ ]
   AND MAXIMUM AWARDS UNDER THE 1996
   MANAGEMENT INCENTIVE COMPENSATION PLAN

                                               FOR   AGAINST  ABSTAIN
4. APPROVAL OF AMENDMENTS TO THE 1996          [ ]     [ ]      [ ]
   STOCK OPTION PLAN FOR OFFICERS AND
   KEY EMPLOYEES

                                               FOR   AGAINST  ABSTAIN
5. APPROVAL OF THE AMENDED AND RESTATED 1996   [ ]     [ ]      [ ]
   NON-OFFICER DIRECTORS STOCK OPTION PLAN

6. The Trustee may vote in its discretion upon such other business as may properly come before the meeting.


                    7.  If you plan to attend the Annual Meeting,
                        please check here.                         [ ]

IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 THROUGH 6.

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature(s)___________________________________________ DATED: ___________, 1999
Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         VOTING INSTRUCTIONS TO TRUSTEE
           FOR THE ANNUAL MEETING OF SHAREHOLDERS -- _________, 1999

      THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE PACIFICARE HEALTH SYSTEMS, INC. SAVINGS AND PROFIT-SHARING PLAN
                  WHO HAVE RIGHTS IN THE CLASS B COMMON STOCK


The undersigned Participant in the PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Plan") hereby instructs Wells Fargo Bank ("Trustee"), to vote all shares of Class B Common Stock of PacifiCare Health Systems, Inc. (the "Company") allocated to the accounts of the undersigned under the Plan, and to act in its discretion upon such other business as may properly come before, and to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on __________, 1999, or any adjournment thereof.

        PLEASE CAREFULLY REVIEW THE ENCLOSED NOTICE TO PLAN PARTICIPANTS
                    BEFORE COMPLETING AND MAILING THIS CARD.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                Please mark
                                                                your vote as
                                                                indicated in [X]
                                                                this example


                                         FOR  AGAINST  ABSTAIN
1. APPROVAL OF THE AMENDED CERTIFICATE   [ ]    [ ]      [ ]


2. The Trustee may vote in its discretion upon such other business as may properly come before the meeting.


3. If you plan to attend the Annual Meeting, please
   check here.                                           [ ]

IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE FOR PROPOSALS 1 THROUGH 3.

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature(s)___________________________________________ DATED: ___________, 1999
Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE